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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material under §240.14a-12

CNO Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CNO Financial Group, Inc.
11825 North Pennsylvania Street
Carmel, Indiana 46032

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 9, 2018

              NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of CNO Financial Group, Inc. (the "Company"), will be held at the CNO Conference Center, 11825 North Pennsylvania Street, Carmel, Indiana, at 8:00 a.m., Eastern Daylight Time, on May 9, 2018, for the following purposes:

  1.
  To elect nine directors, each for a one-year term ending in 2019;

  2.
  To approve the Company's Employee Stock Purchase Plan;

  3.
  To approve the adoption of the Amended and Restated Section 382 Shareholder Rights Plan;

  4.
  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2018;

  5.
  To approve, by non-binding advisory vote, the executive compensation of the Company's named executive officers; and

  6.
  To consider such other matters, if any, as may properly come before the meeting and any adjournment or postponement thereof.

              Holders of record of outstanding shares of the common stock of the Company as of the close of business on March 12, 2018, are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. Holders of common stock have one vote for each share held of record.

              In accordance with the rules of the Securities and Exchange Commission (the "SEC"), on or about March 28, 2018, we either mailed you a Notice of Internet Availability of Proxy Materials ("Notice") notifying you how to vote online and how to electronically access a copy of this Proxy Statement and the Company's Annual Report to Shareholders (together referred to as the "Proxy Materials") or mailed you a complete set of the Proxy Materials and proxy card. If you have not received but would like to receive printed copies of these documents, including a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice.

              Management and the Board of Directors respectfully request that (if you received a paper copy of the Proxy Materials) you date, sign and return the enclosed proxy card in the postage-paid envelope so that we receive the proxy card prior to the Annual Meeting, or, if you prefer, follow the instructions on your proxy card or Notice for submitting a proxy electronically or by telephone. If your shares are held in the name of a bank, broker or other holder of record, please follow the procedures as described in the voting form they send to you. If you attend the meeting in person you may withdraw your proxy and vote personally at the meeting.

By Order of the Board of Directors
Karl W. Kindig, Senior Vice President and Secretary

March 28, 2018
Carmel, Indiana

CNO Financial Group, Inc.
11825 North Pennsylvania Street
Carmel, Indiana 46032

PROXY STATEMENT

              This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of CNO Financial Group, Inc. ("CNO" or the "Company") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the CNO Conference Center, 11825 North Pennsylvania Street, Carmel, Indiana on May 9, 2018, at 8:00 a.m., Eastern Daylight Time. We are sending the Notice or the Proxy Materials and proxy to shareholders on or about March 28, 2018.

Solicitation of Proxies

              The proxies are solicited by the Board of Directors.    Proxies may be solicited by mail, telephone, internet or in person. Proxies may by solicited by the CNO Directors and officers. All expenses relating to the preparation and distribution to shareholders of the Notice, the Proxy Materials and the form of proxy are to be paid by CNO.

              If the form of proxy is properly executed and delivered in time for the Annual Meeting, the named proxy holders will vote the shares represented by the proxy in accordance with the instructions marked on the proxy. Each shareholder may appoint a person (who need not be a shareholder), other than the persons named in the proxy, to represent him or her at the Annual Meeting by properly completing a proxy. In either case, such completed proxy should be returned in the envelope provided to you for that purpose (if you have requested or received a paper copy of the Proxy Materials) for delivery no later than May 8, 2018. Proxies received that are unmarked will be voted for each of the Board's nominees for director (Proposal 1), for the approval of the Employee Stock Purchase Plan (Proposal 2), for the approval of the adoption of the Company's Amended and Restated Section 382 Shareholder Rights Plan (Proposal 3), for ratification of the appointment of the Company's independent registered public accounting firm (Proposal 4), and for approval of the compensation paid to our Named Executive Officers (Proposal 5). A shareholder may revoke a proxy at any time before it is exercised by mailing or delivering to CNO a written notice of revocation or a later-dated proxy, or by attending the Annual Meeting and voting in person.

Record Date and Voting

              Only holders of record of shares of CNO's common stock as of the close of business on March 12, 2018, will be entitled to vote at the Annual Meeting. On such record date, CNO had 167,525,578 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock will be entitled to one vote with respect to each matter submitted to a vote at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

              On or about March 28, 2018, we either mailed you a Notice notifying you how to vote online and how to electronically access a copy of the Proxy Materials or mailed you a complete set of the Proxy Materials. If you have not received but would like to receive printed copies of these documents, including a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice.

              The following sets forth how a shareholder can vote over the Internet, by telephone or by mail:

Voting By Internet

              If you hold your shares in street name (that is, if you hold your shares through a broker, bank or other holder of record), you can vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 12-digit Control Number included on your Notice or your paper voting instruction form (if you received a paper copy of the Proxy Materials).

Voting By Telephone

              If you hold your shares in street name, you can vote using a touch-tone telephone by calling the toll-free number included on your paper voting instruction form (if you received a paper copy of the Proxy Materials), 24 hours a day, seven days a week. You will need the 12-digit Control Number included on your notice or your paper voting instruction form.

              If you hold your shares in street name, you may also submit voting instructions to your bank, broker or other holder of record. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to the information from your bank, broker or other holder of record on how to submit voting instructions.

              The Internet and telephone voting procedures, which comply with Delaware law and the SEC rules, are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Voting By Mail

              If you have received a paper copy of the Proxy Materials by mail, you may complete, sign, date and return by mail the paper proxy card or voting instruction form sent to you in the envelope provided to you with your Proxy Materials or voting instruction form.

Deadline for Submitting Votes by Internet, Telephone or Mail

              If you hold your shares in street name, proxies submitted over the Internet or by telephone as described above must be received by 11:59 p.m., Eastern Daylight Time, on May 8, 2018.

              Proxies submitted by mail should be returned in the envelope provided to you with your paper proxy card or voting instruction form, and must be received no later than May 8, 2018.

              If you want to vote in person at the Annual Meeting and you hold your shares in street name, you must obtain a legal proxy from your bank, broker or other holder of record authorizing you to vote. You must then bring the legal proxy to the Annual Meeting.

              Please note that you may receive multiple copies of the Notice or Proxy Materials (electronically and/or by mail). These materials may not be duplicates as you may receive separate copies of the Notice or Proxy Materials for each type of account in which you hold shares. Please be sure to vote all of your shares in each of your accounts in accordance with the directions on the proxy card(s) and/or voting instruction form(s) that you receive. In the case of duplicate votes for shares in a particular account, your last vote is the one that counts.

Votes Required

              The election of each director (Proposal 1) will be determined by the vote of the majority of the votes cast (where the number of votes cast "for" a director exceeds the number of votes cast "against" that director) by the holders of shares represented (in person or by proxy) and entitled to vote on the subject matter provided a quorum is present. The vote required to approve the Employee Stock Purchase Plan (Proposal 2), to approve the adoption of the Amended and Restated Section 382 Shareholder Rights Plan (Proposal 3), to ratify the appointment of the Company's independent registered public accounting firm (Proposal 4), to approve, by non-binding advisory vote, the compensation of the Company's named executive officers (Proposal 5), and any other proposal properly brought before the Annual Meeting, is the affirmative vote of a majority of the shares represented (in person or by proxy) and entitled to vote on the applicable subject matter. Abstentions from voting will have no impact on the election of directors (Proposal 1) and will have the same legal effect as voting against each other proposal.

              Abstentions and shares represented by "broker non-votes", as described below, are counted as present and entitled to vote for the purpose of determining a quorum. A broker non-vote occurs if you hold your shares in street name and do not provide voting instructions to your broker, bank or other holder of record on a proposal and your broker, bank or other holder of record does not have discretionary authority to vote on such proposal. Under current New York Stock Exchange rules, your broker, bank or other holder of record will not have discretionary authority to vote your shares at the Annual Meeting with respect to Proposal 1 (election of nine directors as listed in this Proxy Statement), Proposal 2 (approval of the Employee Stock Purchase Plan), Proposal 3 (approval of the adoption of the Amended and Restated Section 382 Shareholder Rights Plan), and Proposal 5 (advisory vote to approve executive compensation). "Broker non-votes" will have no effect on the outcome of Proposals 1, 2, 3 and 5. Your broker, bank or other holder of record will have discretion to vote your uninstructed shares on Proposal 4 (ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2018).

              IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 9, 2018

              This Proxy Statement (including all attachments), the Company's Annual Report to Shareholders (which includes the Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission ("SEC") on February 23, 2018) (which is not deemed to be part of the official proxy soliciting materials), and any amendments to the foregoing materials that are required to be provided to shareholders are available at www.proxyvote.com. Shareholders may obtain copies of the Proxy Statement, Annual Report to Shareholders (including financial statements and schedules thereto) and form of proxy relating to this or future meetings of the Company's shareholders, free of charge on our Internet website at www.CNOinc.com in the "Investors — SEC Filings" section, by calling 317-817-2893 or by sending the Company an email at ir@CNOinc.com. For directions to the Company's 2018 Annual Meeting, please call us at 317-817-2893.

 SECURITIES OWNERSHIP

              The following table sets forth certain information concerning the beneficial ownership of our common stock as of March 12, 2018 (except as otherwise noted) by each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, each of our directors and nominees, each of the executive officers that are named in the Summary Compensation Table on page 36 and all of our directors and executive officers as a group. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 12, 2018 and restricted stock awards and units that have vested or are scheduled to vest within 60 days of March 12, 2018, are deemed to be outstanding and to be beneficially owned by the person holding the options or restricted stock units for the purpose of computing the percentage ownership of that person or group of persons but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

		Shares Beneficially Owned
Title of Class	Name of Beneficial Owner	Number	Percentage
Common stock	BlackRock, Inc.(1)	16,378,021	9.8%
Common stock	The Vanguard Group(2)	15,952,621	9.5
Common stock	Dimensional Fund Advisors LP(3)	11,462,277	6.8
Common stock	Gary C. Bhojwani(4)	247,910	*
Common stock	Ellyn L. Brown	49,412	*
Common stock	Robert C. Greving	59,064	*
Common stock	Stephen N. David	5,000	*
Common stock	Mary R. (Nina) Henderson	39,052	*
Common stock	Charles J. Jacklin	21,194	*
Common stock	Daniel R. Maurer	14,624	*
Common stock	Neal C. Schneider	90,273	*
Common stock	Frederick J. Sievert	64,624	*
Common stock	Edward J. Bonach(5)	1,659,418	*
Common stock	Bruce K. Baude(6)	267,464	*
Common stock	Eric R. Johnson(7)	634,105	*
Common stock	Erik M. Helding(8)	106,307	*
Common stock	All directors, nominees and executive officers as a group (18 persons)(9)	3,813,712	2.3%

*
Less than 1%.

(1)
Based solely on Amendment No. 4 to Schedule 13G filed with the SEC on February 1, 2018 by BlackRock, Inc. The Amendment No. 4 to Schedule 13G reports sole power to vote or direct the vote of 15,995,390 shares and sole power to dispose or direct the disposition of 16,378,021 shares. The business address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(2)
Based solely on Amendment No. 5 to Schedule 13G filed with the SEC on February 8, 2018 by The Vanguard Group. The Amendment No. 5 to Schedule 13G reports sole power to vote or direct the vote of 184,312 shares, shared power to vote or direct the vote of 22,688 shares, sole power to dispose or direct the disposition of 15,758,959 shares, and shared power to dispose or direct the disposition of 193,662 shares. The business address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based solely on Amendment No. 6 to Schedule 13G filed with the SEC on February 9, 2018 by Dimensional Fund Advisors LP. The Amendment No. 6 to Schedule 13G reports sole power to vote or direct the vote of 11,335,210 shares and sole power to dispose or direct the disposition of 11,462,277 shares. The business address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

(4)
Includes options, exercisable currently or within 60 days of March 12, 2018, to purchase 45,300 shares of common stock and includes 4,630 restricted stock units scheduled to vest within 60 days of March 12, 2018.

(5)
Includes (i) options, exercisable currently or within 60 days of March 12, 2018, to purchase 1,160,467 shares of common stock, (ii) 18,520 restricted stock units scheduled to vest within 60 days of March 12, 2018, and (iii) shares of common stock owned by Mr. Bonach as of December 31, 2017, the date of his retirement.

(6)
Includes options, exercisable currently or within 60 days of March 12, 2018, to purchase 192,320 shares of common stock and includes 3,240 restricted stock units scheduled to vest within 60 days of March 12, 2018.

(7)
Includes options, exercisable currently or within 60 days of March 12, 2018, to purchase 264,960 shares of common stock and includes 3,240 restricted stock units scheduled to vest within 60 days of March 12, 2018.

(8)
Includes options, exercisable currently or within 60 days of March 12, 2018, to purchase 74,990 shares of common stock and includes 5,558 restricted stock units scheduled to vest within 60 days of March 12, 2018.

(9)
Includes options, exercisable currently or within 60 days of March 12, 2018, to purchase an aggregate of 2,024,091 shares of common stock held by executive officers and includes an aggregate of 42,566 restricted stock units scheduled to vest within 60 days of March 12, 2018.

Director Deferred Stock Units

              Under the CNO Board of Directors Deferred Compensation Plan, the non-management directors may elect each year to defer some or all of their compensation, including the equity portion of the annual director fees. Any equity that is so deferred is represented by vested deferred stock units, on which dividend equivalents are paid during the deferral period. The deferred stock units are not entitled to vote. At the end of the deferral period selected by the director, one share of Common Stock will be issued for each deferred stock unit. As of March 12, 2018, the non-management directors held deferred stock units as set forth below (these units are in addition to the share ownership set forth above):

Name	Number of Deferred Stock Units
Stephen N. David	6,570
Mary R. (Nina) Henderson	6,570
Daniel R. Maurer	6,570
Neal C. Schneider	13,140
Frederick J. Sievert	6,570

PROPOSAL 1

ELECTION OF DIRECTORS

              Nine individuals will be elected to the Board at the Annual Meeting for one-year terms expiring at the 2019 annual meeting of shareholders. Each nominee listed below is currently a member of the Board. All directors will serve until their successors are duly elected and qualified.

Director Qualifications and Experience

              In considering candidates for the Board, the Governance and Nominating Committee reviews the experience, skills, attributes and qualifications of the current Board members and other potential candidates to ensure that the Board has the skills and experience to properly oversee the interests of the Company. In doing so, the Governance and Nominating Committee considers the experience, skills, attributes and qualifications of candidates in these areas:

  •
  Insurance and financial services industry;

  •
  Accounting or other financial management;

  •
  Investments and investment management;

  •
  Legal and regulatory;

  •
  Actuarial;

  •
  Management including service as a chief executive officer or manager of business units or functions;

  •
  Marketing;

  •
  Technology;

  •
  Talent management; and

  •
  Experience as a director of other companies.

              The key experiences, qualifications, attributes and skills of each of the nominees are included in their individual biographies below.

              Consideration is also given to each nominee's independence, financial literacy, personal and professional accomplishments and experience in light of the needs of the Company. For incumbent directors, past performance on the Board and contributions to their respective committees are also considered. The Governance and Nominating Committee and the Board seek directors with qualities that will contribute to the goal of having a well-rounded, diverse Board that functions well as a unit and is able to satisfy its oversight responsibilities effectively. The Governance and Nominating Committee expects each of the directors to have proven leadership, sound judgment, high ethical standards and a commitment to the success of the Company.

              The Governance and Nominating Committee does not have a specific diversity policy with respect to Board candidates, but it strongly believes that the Board should have a variety of differences in viewpoints, professional experiences, educational background, skills, race, gender and age, and considers issues of diversity and background in its process of selecting candidates for the Board.

Board Nominees

              Should any of the nominees become unable to accept election, the persons named in the proxy will have the right to exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Board knows of no reason why any of its nominees would be unable to accept election.

              The Governance and Nominating Committee will consider candidates for director nominees put forward by shareholders. See "Shareholder Proposals for 2019 Annual Meeting" for a description of the advance notice procedures for shareholder nominations for directors.

              Set forth below is information regarding each person nominated by the Board for election as a director.

Nominees for Election as Directors:

Gary C. Bhojwani, 50, has been chief executive officer of CNO since January 1, 2018 and a director since May 2017. He served as president of CNO from April 2016 through December 2017. Mr. Bhojwani served as a Member of the Board of Management at Allianz SE, and as Chairman of Allianz of America, Allianz Life Insurance Company, and Fireman's Fund Insurance Company from 2012 to January 1, 2015. From 2007 to 2012, he served as Chief Executive Officer of Allianz Life Insurance Company of North America. From April 2015 until joining CNO, Mr. Bhojwani served as Chief Executive Officer of GCB, LLC, an insurance and financial services consulting company that he founded. He has been a director of Hormel Foods Corporation since 2014. With respect to Mr. Bonach's nomination for re-election, the Board and the Governance and Nominating Committee considered his experience as chief executive officer and president of the Company and his extensive insurance, sales and executive management experience.
Ellyn L. Brown, 68, joined our Board in May 2012. Until her retirement from full-time law practice, Ms. Brown practiced corporate and securities law, most recently as principal of Brown & Associates, a boutique law and consulting firm that provided operations, regulatory and governance services to financial services industry clients and other clients that operated in heavily regulated, high-scrutiny environments. Ms. Brown served as a member of the board of directors of NYSE Euronext (and predecessor entities) (NYSE:NYX) from 2005 until the acquisition of NYX by the Intercontinental Exchange in 2013, and also chaired the board of NYSE Regulation, Inc., the entity that oversaw market regulation at the NYSE and its affiliated exchanges. She has been a member of the board of directors of Walter Investment Management Corp. (NYSE:WAC) since 2009 and a member of the board of Brinker Capital Destinations Trust since January 2017. Ms. Brown served as a governor of the Financial Industry Regulatory Authority from 2007 – 2012 and, from 2007 – 2011, was a trustee of the Financial Accounting Foundation, the parent entity of the Financial Accounting Standards Board and the Governmental Accounting Standards Board. With respect to Ms. Brown's nomination for re-election, the Board and the Governance and Nominating Committee considered her extensive financial industry, legal and regulatory experience.

Stephen N. David, 69, joined our Board in May 2017. Mr. David has been a Senior Advisor with The Boston Consulting Group since 2005, providing strategic planning services in sales, marketing and technology to a variety of clients across multiple industries, including financial services. He retired in 2005 after 34 years with Procter & Gamble ("P&G"). During his P&G career Mr. David held multiple senior management positions including Chief Information Officer, Global Customer Development Officer, and Senior Vice President, Business Development. He served as a director of Checkpoint Systems, Inc., which provides merchandise availability solutions for the retail industry, encompassing loss prevention and merchandise visibility, from 2012 until the completion of the sale of the company in May 2016. He also served as a director of Iomega Corporation, a consumer technology company, from 2002 until its acquisition by EMC Corporation in 2008. With respect to Mr. David's nomination for re-election, the Board and the Governance and Nominating Committee considered his extensive leadership experience in technology, strategy, marketing and sales.
Robert C. Greving, 66, joined our Board in May 2011. Mr. Greving is the retired executive vice president, chief financial officer and chief actuary for Unum Group, having held those positions from 2005 to 2009. Mr. Greving also served as president of Unum International Ltd., Bermuda. Before becoming executive vice president and chief financial officer of Unum Group in 2003, he held senior vice president, finance, and chief actuary positions with Unum Group and with The Provident Companies, Inc., which merged with Unum Group. His duties prior to retirement included directing all aspects of the finance and actuarial responsibilities for the corporate and nine insurance subsidiary insurance companies of Unum Group. He previously held senior positions with PennCorp Dallas Operations, Southwestern Life Insurance Company, American Founders Insurance Company, Aegon USA and Horace Mann Life Insurance Company during his 35 years in the insurance industry. He is a Fellow of the Society of Actuaries. With respect to Mr. Greving's nomination for re-election, the Board and the Governance and Nominating Committee considered his extensive experience with the management of companies in the life, health, disability and annuity lines of business and in particular with the actuarial, financial and investment disciplines.
Mary R. (Nina) Henderson, 67, joined our Board in August 2012. Ms. Henderson is the managing partner of Henderson Advisory, a consulting practice providing marketing perspective and business evaluation to investment management firms on consumer products. She was a corporate vice president of Bestfoods and president of Bestfoods Grocery. During her 30-year career with Bestfoods, and its predecessor company CPC International, Ms. Henderson held a wide variety of international and North American general management and executive marketing positions. Ms. Henderson has been a director of IWG plc (formerly Regus plc) since May 2014 and has been a director of Hikma Pharmaceuticals plc since October 2016. She previously served as a director of Walter Energy, Inc. (2013 – 2016), Del Monte Foods Company (2002 – 2011), The Equitable Companies (1996 – 2000), AXA Financial (2001 – 2011), Pactiv Corporation (2000 – 2010), Royal Dutch Shell plc and its predecessor The Shell Transport and Trading Company (2001 – 2009) and the Hunt Corporation (1991 – 2002). She is a trustee of Drexel Univereity and a director of the Visiting Nurse Service of New York and the Foreign Policy Association. With respect to Ms. Henderson's nomination for re-election, the Board and the Governance and Nominating Committee considered her management leadership experience, consumer marketing background, and her experience as a director of companies in a variety of industries, including insurance.

Charles J. Jacklin, 63, joined our Board in May 2015. Mr. Jacklin has more than 30 years of finance and investment experience. He served as Chief Executive Officer and President of Mellon Capital Management Corporation from 2006 until March 2011 and then served as Chairman until his retirement at the end of 2012. Mr. Jacklin also held several other executive management positions in his 18 years with Mellon Capital Management including chief investment strategist, where he was responsible for investment strategies and research, and director of asset allocation strategies, where he was responsible for portfolio management in domestic, international and global asset allocation strategies. He has also taught finance and investment strategy for 10 years at the University of Chicago and Stanford University Schools of Business. With respect to Mr. Jacklin's nomination for re-election, the Board and the Governance and Nominating Committee considered his extensive investment, investment risk management and finance experience.
Daniel R. Maurer, 61, joined our Board in May 2015. Mr. Maurer was a member of the senior management team at Intuit Inc. from 2006 until his retirement in 2014. In his most recent role at Intuit, he oversaw the Small Business Solutions Group (including QuickBooks payroll, DemandForce, and QuickBase), and previously led the TurboTax®, Mint, and Quicken brands. Mr. Maurer has extensive global consumer retail sales and marketing experience with over 20 years in executive management at Procter & Gamble ("P&G"), including 15 years internationally. As General Manager of Global Customer Development at P&G's headquarters, he was tasked with building an effective marketing strategy to achieve a competitive advantage with P&G's largest global customers including Wal-Mart, Costco, Ahold, Tessco, and Carrefour. Subsequent to his tenure at P&G, Mr. Maurer was Vice President of Strategy for Global Sales and US Business at Campbell's Soup. He has served since 2012 on the board of directors of Zagg Inc, which designs, produces and distributes mobile accessory solutions, and served as a director of Checkpoint Systems, Inc., which provides merchandise availability solutions for the retail industry, encompassing loss prevention and merchandise visibility, from January 2016 until the completion of the sale of the company in May 2016. Previously, Mr. Maurer served as a director of Iomega Corporation, a consumer technology company, from 2006 until its acquisition by EMC Corporation in 2008. With respect to Mr. Maurer's nomination for re-election, the Board and the Governance and Nominating Committee considered his extensive experience in marketing and marketing strategy, including the use of digital marketing strategies to reach the middle market.
Neal C. Schneider, 73, joined our Board in September 2003. Mr. Schneider served from 2003 until 2010 as the non-executive chairman of the board of PMA Capital Corporation, whose subsidiaries provide insurance products, including workers' compensation and other commercial property and casualty lines of insurance, as well as fee-based services. He also served on the executive, audit and governance committees for PMA Capital. Until his retirement in 2000, Mr. Schneider spent 34 years with Arthur Andersen & Co., including service as partner in charge of the Worldwide Insurance Industry Practice and the North American Financial Service Practice. Between 2000 and 2002, he was an independent consultant and between 2002 and 2003, Mr. Schneider was a partner of Smart and Associates, LLP, a business advisory and accounting firm. With respect to Mr. Schneider's nomination for re-election, the Board and the Governance and Nominating Committee considered his extensive knowledge and experience in accounting and financial matters, particularly with respect to insurance companies, and in corporate governance.

Frederick J. Sievert, 70, joined our Board in May 2011. Mr. Sievert is the retired President of New York Life Insurance Company, having served in that position from 2002 through 2007. Mr. Sievert shared responsibility for overall company management in the Office of the Chairman, from 2004 until his retirement in 2007. Mr. Sievert joined New York Life in 1992 as senior vice president and chief financial officer of the individual insurance businesses. In 1995 he was promoted to executive vice president and was elected to the New York Life board of directors in 1996. Prior to joining New York Life, Mr. Sievert was a senior vice president for Royal Maccabees Life Insurance Company, a subsidiary of the Royal Insurance Group of London, England. Mr. Sievert is a Fellow of the Society of Actuaries. He has been a director of Reinsurance Group of America, Incorporated since 2010. With respect to Mr. Sievert's nomination for re-election, the Board and the Governance and Nominating Committee considered his extensive insurance, actuarial and executive management experience.

Voting for Directors; Required Vote

              The election of each director will be determined by the vote of the majority of the votes cast (where the number of votes cast "for" a director exceeds the number of votes cast "against" that director) by the holders of shares of common stock present in person, or represented by proxy, and entitled to vote on the proposal at the Annual Meeting.

              In an uncontested election of directors at which a quorum is present, any incumbent director who fails to receive a majority of the votes cast (where the number of votes cast "for" a director exceeds the number of votes cast "against" that director) shall offer to tender his or her resignation to the Board. In such event, the Governance and Nominating Committee will consider the offer and make a recommendation to the Board whether to accept or reject the resignation or whether other action should be taken. The Board will publicly disclose its decision and rationale within 90 days from the certification of the election results.

Recommendation of our Board of Directors

              OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION TO THE BOARD OF EACH OF THE COMPANY'S DIRECTOR NOMINEES LISTED ABOVE.

 BOARD AND GOVERNANCE MATTERS

Board Committees

              Audit and Enterprise Risk Committee.    The Audit and Enterprise Risk Committee's functions, among others, are to recommend the appointment of independent accountants; review the arrangements for and scope of the audit by the independent accountants; review the independence of the independent accountants; consider the adequacy of the system of internal accounting controls and review any proposed corrective actions; provide oversight of the Company's internal audit department; review and monitor the Company's compliance with legal and regulatory requirements; discuss with management and the independent accountants our draft annual and quarterly financial statements and key accounting and/or reporting matters; and oversee management's processes for managing enterprise risk, including cyber security risk. The Audit and Enterprise Risk Committee itself does not prepare financial statements or perform audits and its members are not auditors or certifiers of the Company's financial statements. The Audit and Enterprise Risk Committee currently consists of Mr. Greving, Ms. Henderson, Mr. Jacklin and Mr. Schneider, with Mr. Greving serving as committee chair. Based on their experience, Mr. Greving and Mr. Schneider each qualify as an "audit committee financial expert," as defined under SEC rules promulgated under the Sarbanes-Oxley Act. All current members of the Audit and Enterprise Risk Committee are "independent" within the meaning of the regulations adopted by the SEC including Section 10A(m)(3) of the Securities Exchange Act of 1934 and the listing requirements adopted by the New York Stock Exchange regarding audit committee membership. The current members also satisfy the financial literacy qualifications of the New York Stock Exchange listing standards. The committee met on 16 occasions in 2017. The duties and responsibilities of the Audit and Enterprise Risk Committee are set forth in its charter, which is available in the Investor Relations section of our website at www.CNOinc.com.

              Governance and Nominating Committee.    The Governance and Nominating Committee is responsible for, among other things, establishing criteria for Board membership; considering, recommending and recruiting candidates to fill new positions on the Board; reviewing candidates recommended by shareholders; and considering questions of possible conflicts of interest involving Board members, executive officers and key employees. It is also responsible for developing principles of corporate governance and recommending them to the Board for its approval and adoption, and reviewing periodically these principles of corporate governance to insure that they remain relevant and are being complied with. The Governance and Nominating Committee currently consists of Ms. Brown, Mr. David, Mr. Maurer, Mr. Schneider and Mr. Sievert, with Ms. Brown serving as committee chair. All current members of the Governance and Nominating Committee are "independent" within the meaning of the listing requirements adopted by the New York Stock Exchange regarding nominating committee membership. The committee held four meetings during 2017. The duties and responsibilities of the Governance and Nominating Committee are set forth in its charter, which is available in the Investor Relations section of our website at www.CNOinc.com.

              Human Resources and Compensation Committee.    The Human Resources and Compensation Committee is responsible for, among other things, approving overall compensation philosophy and strategy; evaluating the performance of the chief executive officer and recommending to the Board the compensation of the chief executive officer; reviewing and approving on an annual basis the evaluation process and compensation structure for the Company's other executive officers as recommended by the chief executive officer; ensuring that appropriate programs and procedures are established to provide for the development, selection, retention and succession of officers and key personnel; and reviewing and administering our incentive compensation and equity award plans. The report of the Human Resources and Compensation Committee appears on page 35 of this Proxy Statement. The Human Resources and Compensation Committee currently consists of Mr. Sievert, Ms. Brown, Mr. David and Mr. Maurer, with Mr. Sievert serving as committee chair. All current members of the Human Resources and Compensation Committee are "independent" within the meaning of the listing requirements adopted by the New York Stock Exchange regarding compensation committee membership and qualify as "non-employee" directors for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 and as "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. The committee met on six occasions in 2017. The duties and responsibilities of the Human Resources and Compensation Committee are set forth in its charter, which is available in the Investor Relations section of our website at www.CNOinc.com.

              Investment Committee.    The Investment Committee is responsible for, among other things, reviewing investment policies, strategies and programs; reviewing the procedures which the Company utilizes in determining that funds are invested in accordance with policies and limits approved by it; and reviewing the quality and performance of our investment portfolios and the alignment of asset duration to liabilities. The Investment Committee currently consists of Mr. Jacklin, Mr. Bhojwani, Mr. Greving and Ms. Henderson, with Mr. Jacklin serving as committee chair. The committee met on four occasions in 2017. The duties and responsibilities of the Investment Committee are set forth in its charter, which is available in the Investor Relations section of our website at www.CNOinc.com.

              Executive Committee.    Subject to the requirements of applicable law, including our certificate of incorporation and bylaws, the Executive Committee is responsible for exercising, as necessary, the authority of the Board in the management of our business affairs during intervals between Board meetings. The Executive Committee currently consists of Mr. Schneider, Mr. Bhojwani and Mr. Greving, with Mr. Schneider serving as committee chair. The duties and responsibilities of the Executive Committee are set forth in its charter, which is available in the Investor Relations section of our website at www.CNOinc.com.

Director Compensation

              Our non-employee directors currently receive an annual cash retainer of $88,000. Our non-executive chairman receives a fee equal to 200% of the base cash fees and equity awards paid to the other non-employee directors. The chairs of the Audit and Enterprise Risk Committee and the Human Resources and Compensation Committee each currently receive an additional annual cash fee of $30,000, and directors who chair one of our other Board committees (other than the Executive Committee) receive an additional annual cash fee of $20,000. Each member of the Audit and Enterprise Risk Committee (including the chair) receives an additional annual cash retainer of $15,000 and each member of the Human Resources and Compensation Committee (including the chair) receives an additional annual cash retainer of $10,000. Cash fees are paid quarterly in advance. In addition to the cash payments, our non-employee directors currently receive an annual equity award of $132,000, which vests immediately upon grant. The Board's policy is to review and set the compensation of the non-employee directors each year at the Board meeting that follows the Annual Meeting and to make equity awards to those directors at that time. Directors are reimbursed for out-of-pocket expenses, including first-class airfare, incurred in connection with the performance of their responsibilities as directors. The compensation paid in 2017 to our non-employee directors is summarized in the table below:

DIRECTOR COMPENSATION IN 2017

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Ellyn L. Brown	$98,000	$131,991	$229,991
Stephen N. David	87,500	131,991	219,491
Robert C. Greving	133,000	131,991	264,991
Mary R. (Nina) Henderson	103,000	131,991	234,991
Charles J. Jacklin	123,000	131,991	254,991
Daniel R. Maurer	98,000	131,991	229,991
Neal C. Schneider	191,000	263,983	454,983
Frederick J. Sievert	128,000	131,991	259,991
Michael T. Tokarz(3)	12,967	0	12,967

(1)
This column represents the amount of cash compensation paid in 2017 for Board service, for service as non-executive chairman, for service on the Audit and Enterprise Risk Committee or the Human Resources and Compensation Committee, and for chairing a committee, as applicable.

(2)
The amounts in this column are computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718") and represent the grant date fair values for shares of common stock awarded. On May 17, 2017, Mr. Schneider received an award of 13,140 restricted share units and each of the other directors listed (other than Mr. Tokarz) received an award of 6,570 restricted share units. These restricted share units vested immediately upon grant. Each restricted share unit entitles the director to receive one share of Common Stock. As described on page 5 of this Proxy Statement, several directors elected to defer receipt of the Common Stock pursuant to the Company's Board of Directors Deferred Compensation Plan.

(3)
Retired from the Board in 2017.

Board Leadership Structure

              CNO has a non-executive, independent director, who serves as chairman of the Board. Mr. Schneider has served in that capacity since 2011. The Board believes that its leadership structure, with a non-executive chairman position separate from the chief executive officer, provides appropriate, independent oversight of management and the Company. The non-executive chairman of the Board (1) presides at all meetings of the Board and shareholders; (2) presides during regularly held sessions with only the independent directors; (3) encourages and facilitates active participation of all directors; (4) develops the calendar of and agendas for Board meetings in consultation with the chief executive officer and other members of the Board; (5) determines, in consultation with the chief executive officer, the information that should be provided to the Board in advance of the meeting; and (6) performs any other duties requested by the other members of the Board.

              As discussed below, each member of our Board is independent other than Mr. Bhojwani, our chief executive officer. As CEO, Mr. Bonach, subject to the direction of the Board, is in charge of the business and affairs of CNO and is our chief policy making officer. Our Board and its committees play an active role in overseeing the Company's business. The directors bring a broad range of leadership, business and professional experience to the Board and actively participate in Board discussions. The Board believes that having a non-executive chairman and a Board comprised almost entirely of independent, non-employee directors best serves the interests of our shareholders and the Company.

Board Meetings and Attendance

              During 2017, the Board met on 12 occasions. Each director attended at least 75% of the aggregate meetings of the Board and Board committees on which he or she served. The independent directors regularly meet in executive session without the chief executive officer or any other member of management. The non-executive chairman presides at such executive sessions.

              In addition, CNO has a policy that all directors attend the annual meeting of shareholders. All of our directors attended the annual meeting of shareholders held in 2017.

Director Independence

              The Board annually determines the independence of directors based on a review by the directors. Although the Board has not adopted categorical standards of materiality for independence purposes, no director is considered independent unless the Board has determined that he or she has no material relationship with CNO, either directly or as an officer, shareholder or partner of an organization that has a material relationship with CNO. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. The Board considers the Company's Corporate Governance Guidelines, the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange in making its determination regarding independence and the materiality of any relationships with CNO. The Board has determined that all current directors other than Mr. Bhojwani are independent.

Board's Role in Risk Oversight

              Enterprise risk management is integral to our business. The Board is responsible for overseeing the Company's risk profile and management's processes for managing risk. The oversight of certain risks, including those relating to the Company's capital structure and capital management is done by the full Board. The Board has delegated primary responsibility for many aspects of the Board's risk oversight to the Audit and Enterprise Risk Committee. The Audit and Enterprise Risk Committee receives reports at its meetings and oversees management's processes for managing enterprise risk, including the risk management process associated with financial controls, insurance reserves, legal, regulatory and compliance risks, and the overall risk management structure, process and function. Other Board committees oversee risk management related to specific functions. The Investment Committee oversees investment and asset-liability management risk. The Human Resources and Compensation Committee oversees risks associated with our compensation programs so that incentives are not provided for inappropriate risk taking, as further discussed below.

              Our leadership strongly supports an active and engaged risk management process. CNO has established an enterprise risk management committee comprised of senior management from business units and functions throughout the Company. This enterprise risk management committee meets at least once each quarter and is chaired by the chief executive officer. CNO also has an investment and asset-liability management committee comprised of senior management from various functions and the presidents of each business segment. This committee meets at least once each quarter and is chaired by the chief investment officer. The Company has a senior vice president who is responsible for the coordination of enterprise risk management activities. Reports on different aspects of the Company's enterprise risk management are provided to the Board, to the Audit and Enterprise Risk Committee, to the Investment Committee and to other Board committees, as appropriate, on a regular basis.

              As part of its risk oversight responsibilities, the Board and its committees review policies and processes that senior management uses to manage the Company's risk exposure. In doing so, the Board and its committees review the Company's risk appetite statement, overall risk function and senior management's establishment of appropriate systems and processes for managing insurance risk, interest rate and asset-liability management risk, credit and counterparty risk, liquidity risk, operational risk and reputational risk.

Relationship of Compensation Policies and Practices to Risk Management

              The Human Resources and Compensation Committee has reviewed our compensation programs and believes that they carefully and appropriately balance risks and rewards and do not incentivize inappropriate risk taking. Our incentive plans include multiple performance measures, most of which are financial in nature, and are designed to hold employees accountable for sustained improvement in the core operating performance of the Company. We structure our pay to include both fixed and variable compensation and our variable compensation is capped at no more than two times the target opportunities. In addition, our officers' compensation aligns them with shareholder interests through equity-based awards with multiple year vesting.

Approval of Related Party Transactions

              Under the Company's written policy, transactions and agreements with related persons (directors, director nominees and executive officers or members of their immediate families, or shareholders owning five percent or more of the Company's outstanding stock) that meet the minimum threshold for disclosure in the proxy statement under applicable SEC rules (generally transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest) must be approved by the Board or a committee comprised solely of independent directors. In considering the transaction or agreement, the Board or committee will consider all relevant factors including the business reason for the transaction, available alternatives on comparable terms, actual or apparent conflicts of interest and the overall fairness of the transaction to the Company. Any proposed transactions that might be considered a related person transaction are to be raised with the chairman of the Board or the chairman of the Governance and Nominating Committee. They will jointly determine whether the proposed transaction should be considered by the full Board (recusing any directors with conflicts) or by a Board committee of independent directors. Related person transactions are to be approved in advance whenever practicable, but if not approved in advance are to be ratified (if the Board or committee considers it appropriate to do so) as soon as practicable after the transaction. There were no related party transactions or agreements involving the Company in 2017 or to date in 2018.

              Various Company policies and procedures, including the Code of Business Conduct and Ethics and annual questionnaires completed by all Company directors, officers and employees, require disclosure of transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable SEC rules. Any related person transactions that are identified under these additional policies and procedures are to be considered under the process described above.

Code of Ethics

              We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees regarding their obligations in the conduct of the Company's affairs. A copy of the Code of Business Conduct and Ethics is available under Corporate Governance in the Investor Relations section of our website at www.CNOinc.com. Within the time period specified, and to the extent required, by the SEC and the New York Stock Exchange, we will post on our website any amendment to our Code of Business Conduct and Ethics and any waiver applicable to our principal executive officer, principal financial officer or principal accounting officer (there have been no such waivers).

Corporate Governance Guidelines

              CNO is committed to best practices in corporate governance. The Board, upon the recommendation of the Governance and Nominating Committee, has adopted a set of Board Governance Operating Guidelines. These are reviewed by the Governance and Nominating Committee and the Board and updated periodically to reflect the Board's view of current best practices. A copy of the CNO Board Governance Operating Guidelines is available under Corporate Governance in the Investor Relations section of our website at www.CNOinc.com.

Director Stock Ownership Guidelines

              The Board has adopted guidelines regarding ownership of CNO common stock by the directors. The amounts set forth in these guidelines provide for each director to own shares of common stock with a value of at least five times his or her annual base cash compensation. Directors are given five years from the date of their initial election to reach that level of ownership. Based on the current base cash compensation for directors of $88,000 per year, the ownership guidelines call for each director to own shares with a value of at least $440,000. As of March 12, 2018, all directors who have served on the Board for at least five years met these stock ownership guidelines, and each of the other directors met, or was on track to meet, these guidelines.

Talent Management and Succession Planning

              The Board is actively involved with the Company's talent management process. At least annually, the Board reviews the Company's leadership team, which includes a detailed discussion of succession plans for the chief executive officer and other members of executive and senior management. In addition, the Board regularly discusses the Company's plans for talent development, with a focus on high potential individuals who are in the position to make the most significant contributions to the Company and to serve as its future leaders.

Communications with Directors

              Shareholders and other interested parties wishing to communicate directly with the Board or any one or more individual members (including the chairman of the Board or the non-management directors as a group) are welcome to do so by writing to the CNO Corporate Secretary, 11825 North Pennsylvania Street, Carmel, Indiana, 46032. The Corporate Secretary will forward any communications to the director or directors specified by the shareholder or other interested party.

Compensation Committee Interlocks and Insider Participation

              Ms. Brown, Mr. Sievert and Mr. Maurer served on the Human Resources and Compensation Committee throughout 2017. Mr. David was appointed to the committee in May 2017 and Mr. Tokarz served on the committee until his retirement in May 2017. None of the members of the Human Resources and Compensation Committee during 2017 is or has been one of our officers or employees. None of our executive officers serves, or served during 2017, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Human Resources and Compensation Committee.

Copies of Corporate Documents

              In addition to being available under Corporate Governance in the Investor Relations section of our website at www.CNOinc.com, we will provide to any person, without charge, a printed copy of our committee charters, Code of Business Conduct and Ethics and Board Governance Operating Guidelines upon request being made to CNO Investor Relations, 11825 N. Pennsylvania Street, Carmel, Indiana 46032; or by telephone: (317) 817-2893 or email: ir@CNOinc.com.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

              This Compensation Discussion and Analysis ("CD&A") describes the Company's executive compensation program and explains how the Human Resources and Compensation Committee (the "Committee") made compensation decisions for the following Named Executive Officers (the "NEOs") in 2017:

Named Executive Officer	Position with the Company in 2017
Edward Bonach	Chief Executive Officer
Gary Bhojwani	President
Bruce Baude	Chief Operations & Technology Officer
Eric Johnson	Chief Investment Officer
Erik Helding	Chief Financial Officer

              Mr. Bhojwani became Chief Executive Officer on January 1, 2018, after being hired on April 18, 2016 and serving as President. Mr. Bhojwani succeeds Mr. Bonach who served as Chief Executive Officer from October 1, 2011 to December 31, 2017, after joining as Chief Financial Officer in 2007. Additional details on the Chief Executive Officer transition can be found on page 32.

EXECUTIVE SUMMARY

Our Business

              CNO Financial Group, Inc. is a Fortune 1000 company, with $4.3 billion in total revenues for the year ending December 31, 2017. CNO Financial provides health and life insurance, as well as retirement solutions, to middle-income Americans through our family of insurance brands: Bankers Life, Colonial Penn and Washington National.

              Our vision is to be the leader in meeting middle-income Americans' needs for financial security and readiness for the life of their retirement. Our strategic plan remains focused on top-line growth and delivering long-term value for all our stakeholders. In the last year, the insurance sector continued to experience change, including innovative technology, economic shifts, the Tax Cuts and Jobs Act (the "Tax Reform Act"), regulation changes and increased competition. These changes impact our associates, agents, customers and business. As we enter 2018, we continue to serve the middle-income market through a diverse set of distribution and products. We will continue to grow the franchise by introducing new products and services and expanding to attract younger and slightly more affluent customers that can also benefit from our product solutions. CNO also remains committed to reducing our relative long-term care exposure and deploying capital effectively.

2017 Business Highlights

              In 2017, CNO demonstrated continued financial strength, with a double-digit increase in operating earnings, asset growth in our accumulation businesses, and improvements in nearly all of our Growth Scorecard measures across the firm. Meaningful increases in first-year and total collected premiums were driven by strong annuity sales, expanded customer reach, and pricing discipline. Sustained in-force policy counts and increased annuity account values indicate our ability to achieve enterprise growth through sales and the retention of satisfied customers.

              Specific results included first-year collected premiums up 2% over 2016 to $1,374.1 million, total collected premiums up 2% to $3,688.3 million, net income per diluted share of $1.02 in 2017 compared to $2.01 in 2016, and net operating income per diluted share1 up 19% to $1.75. Results reflect the one-time unfavorable impact of $172.5 million related to the Tax Reform Act which was enacted in December 2017.

              The Tax Reform Act will be an ongoing benefit to the Company, with the estimated effective tax rate in the 21 to 23 percent range. Excluding the one-time unfavorable impacts of the Tax Reform Act, full year 2017 net income was $348.1 million, or $2.02 per diluted share.

              We returned $227 million to shareholders in 2017, with $167 million in common stock repurchases and $60 million in common stock dividends. From the initiation of our share buyback program in 2011, we have returned over $1.9 billion to shareholders.

              Our financial condition and capital generation continued to be strong in 2017. Our consolidated risk-based capital ratio was 446%, and book value per diluted share, excluding accumulated other comprehensive income (loss)1, decreased to $21.43 at the end of 2017 from $22.02 at the end of 2016, reflecting the one-time unfavorable impact of the Tax Reform Act. Our debt-to-total-capital ratio, excluding accumulated other comprehensive income1, at the end of 2017, was 20.1% compared to 19.1% at the end of 2016.

2017 Total Compensation Highlights

              Our compensation programs are designed to attract, retain and motivate the executives who lead our Company. The Committee has established programs and practices that align management's interests with those of the Company's shareholders, and thus help drive the creation of long-term shareholder value. We believe our compensation program supports our belief in pay for performance by providing a significant amount of compensation in the form of equity, by balancing both short- and long-term incentives that are tied to Company performance, and by delivering both fixed and variable compensation (pay-at-risk) in appropriate measure to retain and motivate our leaders, all of which are tied to our business results and market practices. In 2017, our executive compensation program consisted of:

Long-Term Incentive Compensation (LTI).    We believe performance-based equity compensation aligns our NEOs to shareholder interests and helps drive long-term shareholder value creation, while also facilitating the retention of key executive talent. In 2017, the Committee approved the following forms of equity compensation:

  •
  Annual equity awards are delivered in the form of Performance Shares ("P-Shares"), stock options and restricted stock units ("RSUs"):

  –
  One half of long-term compensation value was delivered in the form of P-Shares, which only pay out in Company stock if specific levels of performance relative to Operating Return on Equity ("Operating ROE") and Relative Total Shareholder Return ("TSR") are achieved.

  –
  25 percent of long-term compensation value was delivered in the form of Stock Options, which allow executives to purchase Company stock at a specific market price on the date of grant, thus encouraging executives to actions leading to long-term increases in the Company's stock price.

  –
  Beginning in 2017, 25 percent of long-term compensation value was delivered in the form of RSUs, which award stock to executives after time-based restrictions are met, serving as a

1 For a definition and reconciliation of this measure to the corresponding measure under generally accepted accounting principles ("GAAP"), see "Information Related to Certain Non-GAAP Financial Measures" on page 58 of this Proxy Statement.

          retention vehicle and encouraging executives to drive long-term increases in the Company's stock price.

    –
    Mr. Bonach's 2017 long-term equity compensation comprised 65% of his total target compensation, while equity compensation made up 47% for the other current NEOs, on average.

  •
  Time-based RSUs have also been used in certain circumstances to recognize high performance, high potential, retention of specific leaders, or as an inducement to join our Company. In 2017:

  –
  Mr. Helding was granted 5,560 RSUs in recognition of his contributions and to ensure retention of his skills, ability and leadership.

Annual Cash Incentive.    Our annual incentive plan, the Pay for Performance or "P4P" Plan, is designed to focus on and reward achievement of annual performance goals. It is the broadest of our management incentive programs, covering our NEOs and approximately 600 other key employees. All participants in the P4P plan, including our NEOs, are assigned target incentive opportunities expressed as a percentage of base salary (pay-at-risk).

  •
  In 2017, Operating EPS and GAAP Revenue were metrics for all of our NEOs. Policies In-Force, Combined In-Force EBIT and Combined Value of New Business ("VNB") were metrics for Messrs. Bonach, Bhojwani, Baude and Helding. GAAP Investment Yield and GAAP Investment Income were metrics for Mr. Johnson only.
  •
  In 2017, P4P payouts ranged from 158.8% to 167.8% of target for our NEOs.

Base Salary.    Base salary is the only fixed component of executive compensation and makes up the smallest percentage of total compensation.

  •
  In 2017, base salary (fixed compensation) represented 13% of total target compensation for Mr. Bonach.
  •
  For the remaining NEOs, base salary represented 26% (on average) of total target compensation.
  •
  None of our NEOs received a merit base salary increase in 2017.

              These components delivered the following compensation for our NEOs in 2017:

NEO Compensation Delivered in 2017

Named Executive Officer	January 1, 2017 Base Salary	December 31, 2017 Base Salary	% Change During 2017	2017 P4P	2017 Annual LTI Grant(1)

Edward Bonach	$1,000,000	$1,000,000	0.0%	$2,875,713	$5,016,594

Gary Bhojwani	$750,000	$750,000	0.0%	$1,573,194	$1,254,164

Bruce Baude	$600,000	$600,000	0.0%	$964,114	$877,672

Eric Johnson	$500,000	$500,000	0.0%	$794,133	$877,672

Erik Helding(2)	$400,000	$400,000	0.0%	$503,422	$1,120,284

  (1)
  Expressed as the aggregate grant date fair value of stock options, performance shares and restricted stock units granted in 2017.

  (2)
  Mr. Helding received an additional 5,560 RSUs in recognition of his valuable contributions to the Company and for retention purposes.

Maintaining Best Practices in Executive Compensation

              The Committee strives to maintain best practices in corporate governance in our executive compensation programs.

What We Do

✔

Pay-for-Performance: The majority of NEO target total compensation is tied to Company, Business-segment and/or individual performance, and is therefore considered by the Company to be "Pay-at-Risk" (payouts contingent upon performance). For 2017, 87% of Mr. Bonach's target total compensation was at risk, as was 74% of all other NEOs target total compensation, on average.

✔	Balanced View on Performance: We take a balanced approach to measuring our performance by using both relative and absolute performance measures in our compensation programs.

✔

Stock Ownership Guidelines: In order to align our executives with shareholder interests, our CEO and all of his direct reports (including the other NEOs) are required to maintain ownership levels in accordance with Company policy. The CEO is required to maintain ownership equal to 5x his base salary, while all other NEOs are required to maintain ownership equal to 3x their base salaries. Until the guidelines are met, the officer is required to retain ownership of not less than one-half of the net shares of CNO common stock received, after payment of applicable taxes, upon the vesting or exercise of any equity award. As of December 31, 2017, all NEOs have met or are within their allowable timeframes for meeting these guidelines.

✔

Double-Trigger Change-in-Control: All employment agreements and equity award agreements for NEOs require a qualified termination of employment in addition to a change in control of the Company in order for change in control benefits to be triggered.

✔

Strong Clawback Rights: Our P4P and LTI plans have clawback provisions that include recapture rights of any incentive amount paid or vested in the event that the Committee determines that the achievement of performance goals was based on incorrect data, errors, omissions or fraud.

✔

Independence of Executive Compensation Consultant (Aon Hewitt): The Committee has engaged an independent executive compensation advisor, taking SEC and NYSE guidelines into consideration. Aon Hewitt has no business or personal relationships with our NEOs or Board members.

✔	Independence of Committee Members: All Committee Members are independent of the Company.

✔	Ongoing Succession Planning: Throughout the year, the Committee regularly engages in in-depth discussions regarding succession planning and talent development of our executives.

✔

Strive to Understand Our Shareholders Views on Executive Compensation: We had strong Say on Pay results from the 2017 Annual Meeting, at which approximately 98% of the votes cast were for approval of the Company's 2016 executive compensation as described in last year's proxy statement.

              Conversely, there are several practices which we do not consider representative of good corporate governance, and therefore do not do.

What We Do Not Do

✘	No Supplemental Executive Retirement Plans: We do not offer SERPs to our current executives.

✘	No Significant Perquisites: Our executives participate in broad-based Company-sponsored benefits programs on the same basis as other full-time associates.

✘	No Re-pricing of Stock Options: Re-pricing of underwater stock options without shareholder approval is prohibited (except in the event of certain permissible corporate events).

✘	No Hedging: Senior Executives, including NEOs are prohibited from hedging activities related to our equity securities, including holding shares in a margin account.

Role of the Human Resources and Compensation Committee

              The Committee determines the components and amount of compensation for our executive officers and provides overall guidance for our employee compensation policies and programs. In addition, the Committee actively monitors our executive development and succession planning activities related to our senior executives and other officers. Currently, four members of our Board of Directors sit on the Committee, each of whom is an independent director under the New York Stock Exchange listing requirements, the exchange upon which our stock trades. From time to time, other Board members may also participate in the Committee's meetings, though these ad hoc participants do not participate in making pay decisions. The full Board of Directors receives regular reports of Committee deliberations and decisions and, at least once annually, the full Board reviews the Committee's written evaluation of the Chief Executive Officer's performance and compensation. The Committee's functions are more fully described in its charter, which can be found in the Investor Relations section of our website at www.CNOinc.com.

              In making executive compensation decisions, the Committee receives advice from its independent compensation consultant, Aon Hewitt. Although Aon Hewitt is retained directly by the Committee, Aon Hewitt personnel interact with our executive officers as needed, specifically the Chief Executive Officer, Chief Human Resources Officer, General Counsel and their staffs to provide the Committee with relevant compensation and performance data for our executives and the Company. In addition, Aon Hewitt personnel may interact with management to confirm information, identify data questions, and/or exchange ideas.

              As requested by the Committee, Aon Hewitt's services to the Committee in 2017 included:

  •
  providing competitive analysis of total compensation components for our senior executive officers, including our NEOs;

  •
  researching and presenting competitive and emerging compensation practices and regulatory issues;

  •
  researching and reviewing CEO transition alternatives;

  •
  attending Committee meetings, in person and telephonically; and

  •
  reviewing and evaluating changes to the executive compensation philosophy and proposed plan changes.

              The Committee has the authority under its charter to retain outside consultants or other advisors. Part of that decision process is an assessment of the advisor's independence. Relative to Aon Hewitt's independence the Committee took into account the independence factors determined by the SEC and NYSE. Included in the Committee's assessment of Aon Hewitt's independence for 2017 was management's decision to engage Aon Risk Services to assist in the placement of an Agents Errors and Omissions policy. Aon Risk Services received an estimated commission of $200,000 from the carrier of the insurance policy. Aon Risk Services and Aon Hewitt are subsidiaries of Aon plc operating under separate management structures. The Committee considered that the brokerage services were provided by a related Aon plc entity noting that the estimated commission of $200,000 was less than .01% of Aon plc's revenues and that Aon Hewitt and Aon Risk Services are separately managed subsidiaries of Aon plc. Fees paid by CNO to Aon Hewitt for executive compensation advisory services were $244,335 in 2017. The Committee determined Aon Hewitt to be independent.

              In making its decisions, the Committee collects and considers input from multiple sources. The Committee may ask senior executive officers to attend Committee meetings where executive compensation, overall and individual performance are discussed and evaluated. During these meetings, executives provide insight, suggestions or recommendations regarding executive compensation. Deliberations generally occur with input from Aon Hewitt, members of management and other Board members. However, only the members of the Committee make decisions regarding executive compensation. In the case of the Chief Executive Officer's compensation, these decisions are submitted to the full Board for its review and approval.

Philosophy and Objectives

Philosophy

              The Committee, which is comprised solely of independent, non-employee Directors, has developed a philosophy and a comprehensive compensation strategy to reward overall and individual performance that drives long-term success for our shareholders.

              Our compensation philosophy consists of the following guiding principles:

  •
  Pay for Performance:  Rewards will be differentiated based on Company, business segment and individual performance.

  •
  Target Total Rewards Position:  The overall rewards will be competitive by targeting compensation at approximately the median of the relevant comparator group with additional compensation for achieving superior performance.

  •
  Relevant Comparator Group:  We will utilize a relevant comparator group of companies in the insurance/financial services industry and general industry where appropriate, taking both asset size and revenue into consideration, which includes the best available data for comparison with our peers and companies with which we compete for executive talent.

Pay for Performance Objectives

              The Committee strives to provide a clear reward program that allows us to attract, motivate and retain seasoned executive talent with the significant industry experience required to continue to improve our performance and build long-term shareholder value. To achieve this, our programs are designed to:

  •
  reward operational and productivity improvements which are sustainable. This means that (1) we set performance goals under our P4P plan at targeted performance levels for key financial metrics, and (2) we set multi-year performance goals for our P-Share (performance share) awards;

  •
  align the interests of our executives with those of our shareholders by rewarding shareholder value creation;

  •
  integrate with the Company-wide annual performance management program of individual goal setting and formal evaluation;

  •
  provide for discretion to make adjustments and modifications based upon how well individual executives meet our performance standards for expected achievement of business results, as well as uphold our values and leadership behaviors; and

  •
  offer the opportunity to earn additional compensation when overall and individual performances exceed expectations.

Target Total Rewards and Selection of the Comparator Groups

              In setting target executive compensation opportunities, the Committee looks at Base Salary, Total Annual Cash (which is comprised of base salary and target cash incentives) and Total Direct Compensation (which is the sum of Total Annual Cash and long-term incentives). Our long-term incentives may include a combination of P-Shares, stock option awards, and restricted stock units. The Committee intends to compensate our executives at approximately the 50th percentile (meaning within a range of +/- 15% of the 50th percentile dollar value) for total direct compensation, for the achievement of target performance, with additional compensation opportunities for the achievement of superior results.

              The Committee assesses "competitive market" compensation annually using a number of sources. In determining the competitive compensation levels, at the recommendation of the independent compensation consultant, the Committee reviews targeted proxy data from a select group of peer companies identified below for the NEOs, and also compares our other executives to the Diversified Insurance Study published by Willis Towers Watson. Both of these sources provide a more focused analysis of specific industry peers with whom the Company competes for talent. We continued to use our peer companies for the NEOs as the relevant comparator group and all other executives have been compared to the Willis Towers Watson Diversified Industry Study in 2017.

Peer Companies:

Aflac Incorporated	Primerica, Inc.
American Financial Group, Inc.	Principal Financial Group, Inc.
Arch Capital Group Ltd.	Reinsurance Group of America, Incorporated
Assurant, Inc.	The Hanover Insurance Group, Inc.
Cincinnati Financial Corporation	Torchmark Corporation
Genworth Financial, Inc.	Universal American Corp.
Horace Mann Educators Corporation	Unum Group
Kemper Corporation	Voya Financial, Inc.
Lincoln National Corporation

              Although aggregate pay levels are generally consistent with our compensation philosophy, it is possible that pay levels for specific individuals may be above or below the targeted competitive benchmark levels based on a number of factors including: each individual's role and responsibilities within our Company, the individual's experience and expertise, the pay levels for peers within the Company, and the pay levels for similar job functions in the marketplace. The Committee is responsible for approving all compensation programs for our senior executive officers. In determining executive compensation, the Committee considers all forms of compensation and benefits, and uses appropriate tools and market studies to review the value delivered to each executive through each component of compensation.

              Our studies provide a way for the Committee to examine external market practices and compare them to our internal evaluations and decisions. These studies capture and report:

  •
  Competitive external market data on a base salary, Total Annual Cash and Total Direct Compensation basis;

  •
  Individual Total Annual Cash compensation including annual salary, target bonus opportunity, and actual bonus paid;

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  Long-term equity grants and their vesting status and value at a hypothetically established share price; and

  •
  Employment agreement terms and conditions.

              Competitive market data is used as a reference point, and we avoid adjusting compensation based exclusively on a single year of competitive benchmarking data. We believe an executive's compensation should reflect Company-specific factors such as: the relative importance of the role within the organization, the compensation for other positions at the same level, and individual factors such as experience, expertise, and individual performance.

              In addition to the objective review of external factors, the Committee also considers internal equity among colleagues when determining executive compensation levels. This means that, although the Committee examines competitive pay data for specific positions, market data is not the sole factor considered in setting pay levels. The Committee also considers factors such as our organizational structure and the relative roles and responsibilities of individuals within that structure. The Committee believes that this approach fosters an environment of cooperation among executives that enhances sales growth, profitability and customer satisfaction.

              Realized total compensation in any year may be significantly above or below targeted compensation levels depending on whether our incentive goals were attained and whether shareholder value was created. In some cases, the amount and structure of compensation results from negotiations with executives at the time they were hired, which may reflect competitive pressures to attract and hire quality executive talent in the insurance industry. To help attract and retain such talent, the Committee also seeks to provide a level of benefits in line with those of comparable publicly traded companies without matching such benefits item by item.

Compensation Components

              Our compensation program is composed of the following components:

Executive Compensation Components

Type of Compensation	Component	Description	Why We Pay This Component	How We Determine Amount

Fixed Pay	Base Salary	Fixed Cash Compensation May be adjusted each year based on individual performance and relevant market data	To attract, motivate and retain top talent	Established using market data targeting 50th percentile of market Adjusted up or down to reflect factors such as scope of position, responsibilities, experience level, unique skills and competencies

Pay-At-Risk (Annual)	Annual Cash Incentive (P4P)	Variable Cash Compensation Earned based on Company, business-segment and individual financial and operational performance	To incentivize achievement of annual financial and operational performance goals	Established using market data targeting the 50th percentile of the market Target incentive opportunities are expressed as a percentage of base salary

Pay-At-Risk (Long-Term)	Performance Shares (P-Shares)	Equity Compensation

Earned based on achievement of performance goals at the end of a three-year performance period

Realizable value is variable based on long-term Company performance and stock price appreciation

To focus management on long-term Company performance

To balance the short-term focus of P4P by tying rewards to performance achieved over multi-year periods

To align the interests of management with shareholders

The Committee establishes compensation levels for equity compensation based on competitive market data

Individual awards may be adjusted up or down to reflect performance, potential and other individual considerations

P-Shares account for 50% of the annual grant target, and were divided evenly between those tied to (1) Operating ROE and (2) relative TSR

Stock Options	Equity Compensation Time-vested awards which generally vest over three years Realizable value is variable based on long-term stock price appreciation	To balance the short-term focus of P4P by tying rewards to performance achieved over multi-year periods

To focus management on long-term stock price appreciation

To align the interests of management with shareholders

The Committee establishes compensation levels for equity compensation based on competitive market data

Individual awards may be adjusted up or down to reflect performance, potential and other individual considerations

Stock Options accounted for 25% of the annual target from a grant value perspective

Restricted Stock Units (RSUs)	Equity Compensation

Time-vested awards which generally vest over three years

Realizable value is variable based on long-term stock price appreciation

In addition to the annual grant, used selectively for retention and recognition

To encourage retention and reward for exceptional performance and/or potential

To balance the short-term focus of P4P by tying rewards to performance achieved over multi-year periods

To align the interests of management with shareholders

The Committee establishes compensation levels for equity compensation based on competitive market data

Individual awards may be adjusted up or down to reflect performance, potential and other individual considerations

RSUs accounted for 25% of the annual target from a grant value perspective

              The table below summarizes information about the target level of 2017 Total Annual Cash (TAC) and Total Direct Compensation (TDC) for our NEOs. This table differs from the Summary Compensation Table on page 35 in that values generally represent target amounts and equity grants which are part of our normal long-term incentive program for 2017 only. Further detail about these compensation components can be found later in this section.

Summary of Components of TDC in 2017 at Target(1)

Named Executive Officer	Base Salary	Target Incentive (% of Salary)	Target Total Annual Cash	Stock Option Value(2)(3)	P-Share Value(2)	RSU Value(2)	Total LTI Value(2)	Target TDC(4)

Edward Bonach	$1,000,000	175%	$2,750,000	$1,097,391	$2,749,109	$1,170,094	$5,016,594	$7,766,594
% Change vs. 2016	0%		10%				9%	9%
% of TDC	13%		35%				65%

Gary Bhojwani	$750,000	125%	$1,687,500	$274,363	$687,277	$292,523	$1,254,163	$2,941,663
% Change vs. 2016	0%		0%				-74%	-55%
% of TDC	25%		57%				43%

Bruce Baude	$600,000	100%	$1,200,000	$192,023	$480,946	$204,703	$877,672	$2,077,672
% Change vs. 2016	0%		0%				-27%	-14%
% of TDC	29%		58%				42%

Eric Johnson	$500,000	100%	$1,000,000	$192,023	$480,946	$204,703	$877,672	$1,877,672
% Change vs. 2016	0%		0%				2%	1%
% of TDC	27%		53%				47%

Erik Helding	$400,000	75%	$700,000	$219,491	$549,723	$351,070	$1,120,284	$1,820,284
% Change vs. 2016	0%		0%				53%	27%
% of TDC	22%		38%				62%

(1)
Annual Incentive expressed as Target levels as of award date; value of equity expressed as grant date fair value.

(2)
Represents stock option, performance share and restricted stock unit aggregate grant date fair values granted in 2017; actual value realized will depend on stock price appreciation and achievement of performance metrics at time of vesting. Valuation methodology is discussed later in this Proxy Statement.

(3)
The amounts shown for the 2017 stock option grants reflect the grant date fair value in accordance with ASC 718. See the explanation in the Impact of Tax and Accounting on Compensation section.

(4)
Target TDC includes Target TAC and the Total LTI Value provided at the time of the annual grant.

              In delivering total direct compensation to our NEOs, the Company provided both fixed (base salary) and variable (cash and equity incentives) compensation to the NEOs in 2017. The vast majority of compensation awarded to NEOs in 2017 is at risk to the executive because the compensation value that is actually paid may vary from the target compensation value that was awarded by the Compensation Committee and the payment is dependent on Company, business segment and individual performance. The amount of total target compensation at risk was significantly more than the amount of base salary. Also, the majority of total target compensation awarded in 2017 to each NEO was in the form of equity. The equity awarded to Mr. Bhojwani in 2017 was lower than the prior year due to the awards made in 2016 in connection with his hiring, while the equity awarded to Mr. Helding (who was promoted to CFO in April 2016) in 2017 was higher than the prior year, reflecting a full year of service in 2017 as CFO. The following charts show each element of 2017 target NEO compensation, including the mix of short-term and long-term incentives, as well as the amount of "Pay-at-Risk" for the CEO and for the other NEOs (on average):

Base Salaries

    Strategy

              Although the Committee begins by targeting the 50th percentile of the competitive market, base salaries may range from the 25th percentile (for recently promoted employees or those who otherwise have less experience in the current position) to the 75th percentile (for high performers with significant industry experience) of the competitive market data.

    2017 Merit Increases

              Annual reviews of executives' base salaries consider numerous factors, including:

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  Comparison to market data;
  •
  Mix of compensation;
  •
  Job role and responsibility;
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  Individual leadership, experience and expertise;
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  Individual historical performance, retention, and future potential;
  •
  Competitive labor market pressures; and
  •
  Internal equity of peers.

              No specific weighting of these factors is used. However, given our desire for a performance-based culture, the Committee's use of discretion generally results in increases for our top performers and little or no increases in base salary for average or lower performing employees.

              There is no expectation on the part of the Committee for senior executives to receive base salary increases annually. In 2017 there were no base salary increases provided to our NEOs.

Annual Cash Incentives

    Strategy

              Our annual incentive plan, the "Pay for Performance" Plan (P4P) is the broadest of our management incentive programs, covering our NEOs and other key employees. All participants in the P4P plan, including our NEOs, are assigned target incentive opportunities expressed as a percentage of base salary.

    2017 Pay for Performance (P4P) Plan Design

              During February 2017, the Committee reviewed the P4P plan design for 2017 in order to ensure alignment between shareholder and participant interests, to keep senior executives focused on the financial performance of the enterprise, to improve alignment with financial metrics that participants influence and to select operational/business metrics that drive financial success, balancing between earnings and revenue growth. This review was accomplished by focusing on the selection of appropriate performance metrics and the determination of performance levels which would contribute to financial success. As a result of this review, most performance metrics and weightings remained the same. Metrics which continued to be part of the 2017 incentive plans applicable to all NEOs2 included:

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  Operating Earnings Per Share (EPS), defined as operating income (net of tax) divided by the weighted average number of diluted shares outstanding. Operating earnings exclude the impact of realized gains (losses), loss on extinguishment or modification of debt, fair value changes due to fluctuations in the interest rates used to discount embedded derivatives related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, changes to our valuation allowance for deferred taxes and other non-operating items consisting primarily of earnings attributable to variable interest entities. The Committee believes Operating EPS is a key measure of our operating performance, is less impacted by events that are unrelated to the underlying fundamentals of the business and is directly impacted by management during the calendar year.

  •
  Combined and/or Business Segment In-force Earnings Before Interest and Taxes (EBIT), where Combined In-force EBIT is the sum of individual business segment In-force EBIT. In-force EBIT includes pre-tax revenues and expenses associated with the sales of insurance products that were completed more than one year before the end of the reporting period, but excludes the impact of realized gains (losses), and fair value changes due to fluctuations in the interest rates used to discount embedded derivatives related to our fixed index annuities. In the Committee's view, this metric enhances line of sight for our operating management and increases their focus on improving the longer-term core profitability of our operations. In-force EBIT excludes the impacts of activities related to the generation of New Business.

  •
  Combined and/or Business Segment Value of New Business (VNB), which calculates the present value of expected profits from product sales. The selection of VNB is based on the Committee's desire to have a focus on growing through sales of profitable products as opposed to rewarding only top-line sales growth.

  •
  GAAP Revenue, which is defined as reported revenue in CNO's 10-K, after elimination of items that are considered to be non-operating in nature (such as realized gains (losses)) and revenues that are offset by corresponding expenses (such as revenues related to call options associated with our fixed indexed annuities, the rabbi trust related to a deferred compensation plan and the transitional services agreement relating to the sale of a former subsidiary).

  •
  Policies In-Force, which is defined as the number of policies for which a reserve has been established (and third party counts for policies sold by Bankers agents). This metric not only aligns P4P participants to CNO's strategic focus on customer growth, but also retention and persistency, as well as external stakeholders' expectations in this important growth area for the Company.

  •
  GAAP Investment Yield, which is defined as period investment income (net of investment expenses) divided by average invested assets for the same period.

2 Operating EPS and GAAP Revenue were applicable to Mr. Johnson in common with the other NEOs; GAAP Investment Yield and GAAP Investment Income applied exclusively to him.

  •
  GAAP Investment Income, which is defined as the income earned on general account invested assets, net of investment expenses.

              Our P4P plan design rewards a threshold level of financial performance which corresponds to 50% of a target payout; target level of performance which provides 100% of target payout; and a maximum level of performance which provides a payout of 200% of target. Any payout between these financial performance goals is determined through straight line interpolation between the appropriate levels of performance. Consistent with our compensation philosophy, target annual incentive levels are established to generate Total Annual Cash compensation at competitive market median levels.

              The Committee administered the P4P and long-term incentive plans for 2017 so that payments qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. However, the Committee does reserve the right to make awards that do not qualify as "performance-based compensation" under Section 162(m) to the extent it deems it advisable to do so.

              The table below summarizes the 2017 financial metrics and weightings for our NEOs under the P4P plan.

Summary of 2017 P4P Metrics and Weightings for NEOs

	Named Executive Officer

Performance Measures	Edward Bonach	Gary Bhojwani	Bruce Baude	Eric Johnson	Erik Helding
Operating EPS	40%	40%	30%	40%	40%
Policies In-Force	10%	10%	10%	--	10%
GAAP Revenue	20%	20%	20%	15%	20%
Combined In-Force EBIT	20%	20%	20%	--	20%
Combined VNB	10%	10%	20%	--	10%
GAAP Investment Yield	--	--	--	25%	--
GAAP Investment Income	--	--	--	20%	--

    2017 P4P Plan Performance Goals and Results

              The primary purpose of P4P is to reward for core annual operating performance. Under the terms of the Pay for Performance Plan (P4P Plan) as approved by shareholders, the Committee has the authority to adjust performance goals or results for various items as needed to properly reflect the year's operating results.

              The Committee takes into account a number of factors in setting incentive performance targets as well as the threshold and maximum levels. These factors include Company business plans and current forecasts, historical performance, incentive practices used by peer companies and analyst expectations. The Committee believes that the range of performance goals for the P4P metrics provide appropriate stretch. After reviewing these factors, the Committee determined that participants with corporate measures would have the same threshold and maximum performance levels.

              The table below provides a summary of 2017 performance targets and actual results for our NEOs under the P4P plan. The 2017 P4P plan had a minimum performance criteria in order to be funded – if the Company's Combined In-force EBIT for 2017 equaled or exceeded $287.5 million, excluding any gain or loss associated with any reinsurance or similar transaction involving the long-term care business, the maximum potential P4P award becomes funded for the NEOs under the purview of the Committee.

Summary of 2017 P4P Performance Targets and Actual Results for NEOs

	Performance Targets

Performance Measures	Threshold	Target	Maximum	2017 Results
Operating EPS	$1.25	$1.29	$1.58	$1.75
Policies In-Force	3,425,000	3,493,800	3,650,000	3,486,400
GAAP Revenue	$3,807.1 MM	$3,965.7 MM	$4,124.3 MM	$4,028.3 MM
Combined In-Force EBIT	$575.0 MM	$596.2 MM	$720.0 MM	$705.0 MM
Combined VNB	$69.0 MM	$72.3 MM	$80.0 MM	$74.5 MM
GAAP Investment Yield	5.45%	5.55%	5.85%	5.63%
GAAP Investment Income	$1,200.0 MM	$1,232.9 MM	$1,350.0 MM	$1,268.8 MM

              The table below provides the threshold, target and maximum payouts for 2017 for each of our NEOs under the P4P plan.

Summary of 2017 P4P Opportunities for NEOs

Named Executive Officer	Threshold Payout (% of Salary)	Target Payout (% of Salary)	Maximum Payout (% of Salary)

Edward Bonach	87.5%	175%	350%
Gary Bhojwani	62.5%	125%	250%
Bruce Baude	50.0%	100%	200%
Eric Johnson	50.0%	100%	200%
Erik Helding	37.5%	75%	150%

              The table below sets forth the actual bonuses paid out for 2017 to the NEOs pursuant to our P4P plan.

2017 P4P Target and Actual Bonuses

Named Executive Officer	Target Amount	Actual Amount

Edward Bonach	$1,713,699	$2,875,713
Gary Bhojwani	$937,500	$1,573,194
Bruce Baude	$600,000	$964,114
Eric Johnson	$500,000	$794,133
Erik Helding	$300,000	$503,422

Long-term Equity Incentives

    Design and Strategy

              Under the Amended and Restated Long-Term Incentive Plan, the Committee may grant a variety of long-term incentive awards, including stock options, stock appreciation rights, restricted stock or restricted stock units, and performance shares or units, settled in cash or stock.

              Unless otherwise noted, grants to our NEOs have vesting schedules identical to those for other executives. To be eligible to vest in long-term equity incentive awards, associates must continue to work for us through the vesting dates or satisfy the definition of Retirement, Death or Disability.

              The Committee assesses aggregate share usage and dilution levels in comparison to general industry norms. Through this method, the Committee believes it is mindful of total cost, grants awards that are competitive within the market, promotes internal equity and reinforces our philosophy of pay for performance.

              The Committee reviews and approves individual grants for the NEOs as well as all stock options, performance share (P-Share) grants and any restricted stock unit (RSU) awards made to other executives under the purview of the Committee. Annual grants for all officers are reviewed and approved at the Committee's scheduled meeting at approximately the same time each year. Stock options may be granted only with an exercise price at or above the closing market price of our common stock on the date of grant (Fair Market Value). Interim or off-cycle grants are reviewed and approved by the Committee as circumstances warrant. The Chief Executive Officer has been authorized by the Committee to utilize a designated number of shares each year to grant equity awards to non-Section 16 executives to attract, reward, motivate and/or retain such employees, as deemed appropriate by the CEO. Such awards are regularly reviewed by the Committee.

    Equity Grants in 2017

              The Committee established the annual target for all long-term equity incentive grants based on competitive market data. The approach was intended to deliver median Total Direct Compensation using a combination of stock options, P-Shares, and RSUs. In the 2017 annual grant, the Committee used a 30-day average of our stock price to calculate the number of shares granted to each executive and continued to use a Black-Scholes valuation model for stock options.

              RSUs were added to the annual long-term incentive grant in 2017. Utilizing RSUs is a prevalent market practice and aids in the retention and recognition of executives, while supporting long-term planning and strategic thinking. Providing RSUs in the annual grant helps align the interests of management with shareholders. In 2017, RSU awards to NEOs were payable only if the Company's Combined In-force EBIT equaled or exceeded $287.5 million, excluding any gain or loss associated with any reinsurance or similar transaction involving the long-term care business.

              In 2017, the Committee approved the mix of award grants as 50% P-Shares, 25% stock options and 25% RSUs. This mix of long-term equity incentives focuses on performance elements and better aligns our long-term compensation with generating shareholder value. The P-Shares awarded in 2017 required a threshold-level performance of 50% of the target award, and the upside opportunity for maximum performance was 200% of the target award. Dividends are paid on previously granted shares of restricted stock prior to vesting, and dividend equivalents are paid on P-Shares and RSUs upon vesting.

              The table below shows the annual equity awards granted to our NEOs in 2017.

2017 Annual Equity Grants

	2017 Equity Grant

Named Executive Officer	Stock Options (1)	Performance Shares	Restricted Stock Units
Edward Bonach	176,990	111,120	55,560
Grant Date Fair Value	$1,097,391	$2,749,109	$1,170,094
Gary Bhojwani	44,250	27,780	13,890
Grant Date Fair Value	$274,363	$687,277	$292,523
Bruce Baude	30,970	19,440	9,720
Grant Date Fair Value	$192,023	$480,946	$204,703
Eric Johnson	30,970	19,440	9,720
Grant Date Fair Value	$192,023	$480,946	$204,703
Erik Helding (2)	35,400	22,220	16,670
Grant Date Fair Value	$219,491	$549,723	$351,070

(1)
The amounts shown for the 2017 stock option grants reflect the aggregate grant date fair value in accordance with ASC 718. See the explanation in the Impact of Tax and Accounting on Compensation Decisions section below.

(2)
Mr. Helding's 2017 grant included an additional grant of RSUs in recognition of his continued valuable contributions.

Long-Term Incentive Program Performance for Awards Granted in 2015, 2016 and 2017

    2015 – 2017 P-Share Performance

              P-Shares for the 2015 – 2017 grant were evenly split (50% / 50%) between three-year average Operating ROE and relative TSR. The Committee believed that the combination of the two metrics would focus management on improving long-term earnings growth and creating value for shareholders. For the 2015 – 2017 grant, we intended to deliver compensation at the 50th percentile of the relevant comparator group at target performance.

              In calculating the Operating ROE for 2017, the Committee excluded the one-time unfavorable impact of $172.5 million incurred in the fourth quarter of 2017 related to the Tax Reform Act. This positively impacted the Company achievement of three-year average Operating ROE of 9.75% (the target was 9.25%). Three-year average TSR performance produced a result of 15.6%. The TSR P-Share results placed us at the 41st percentile of our peer group and the Operating ROE P-Share result was above target. Accordingly, 82% of the TSR P-Shares and 166% of the three-year average Operating ROE P-Shares vested from this grant. Mr. Bonach's Operating ROE P-Shares performance target was higher than the other NEOs – 9.43% – resulting in a payout of 156%, which was slightly below the result for other NEOs. His relative TSR P-Shares had the same performance target as the other NEOs.

              The table below shows actual Operating ROE and relative TSR P-Share vesting for NEOs related to the 2015 – 2017 award.

2015 – 2017 P-Share Award Vesting for NEOs

Named Executive Officer	Measure	P-Shares Granted	P-Share Opportunity Earned (% of Target)	P-Shares Vested

Edward Bonach	Operating ROE	54,420	156%	84,653
	Relative TSR	54,420	82%	44,624
Bruce Baude	Operating ROE	9,895	166%	16,448
	Relative TSR	9,895	82%	8,114
Eric Johnson	Operating ROE	9,895	166%	16,448
	Relative TSR	9,895	82%	8,114
Erik Helding	Operating ROE	2,805	166%	4,663
	Relative TSR	2,805	82%	2,300

Note: Mr. Bhojwani was not employed by the Company and Mr. Helding was not an executive officer at the time of the 2015 – 2017 P-Share Grant.

    2016 – 2018 and 2017 – 2019 P-Share Performance Metrics and Targets

              The 2016 – 2018 grant was evenly split between three-year average Operating ROE, with a 9.5% target for all NEOs, and relative TSR for our comparator group, targeting the 50th percentile for target performance.

              The 2017 – 2019 grant was evenly split between three-year average Operating ROE, using an 8.25% target, and relative TSR for our comparator group, targeting the 50th percentile for target performance.

              Continuing the use of relative Total Shareholder Return in the 2016 – 2018 and 2017 – 2019 grants provides an incentive to CNO executives to deliver shareholder value by outperforming our peers. The Company's relative TSR will be ranked for the 2016 – 2018 and 2017 – 2019 performance periods against the following TSR performance peers, derived from common industry companies and those companies with competing products:

2016 – 2018 and 2017 – 2019 TSR Performance Peers
Aflac, Inc.	Kemper Corporation
American Financial Group, Inc.	Lincoln National Corp.
Arch Capital Group	Metlife, Inc.
Assurant, Inc.	Primerica, Inc.
Cincinnati Financial Corporation	Principal Financial Group, Inc.
Genworth Financial, Inc.	Prudential Financial, Inc.
Hanover Insurance Group, Inc.	Reinsurance Group of America. Incorporated
Hartford Financial Services	Torchmark Corporation
Horace Mann Educators	Unum Group
Voya Financial, Inc.

              The table below shows the opportunities for NEOs related to P-Share vesting, depending on the level of performance achieved in relation to the associated grant metrics.

2016 – 2018 and 2017 – 2019 P-Share Opportunities for NEOs

Named Executive Officer	Threshold (as a % of Granted P-Shares)	Target (as a % of Granted P-Shares)	Maximum (as a % of Granted P-Shares)

Edward Bonach[1]	50%	100%	200%
Gary Bhojwani[2]	50%	100%	200%
Bruce Baude	50%	100%	200%
Eric Johnson	50%	100%	200%
Erik Helding	50%	100%	200%

1
Under the terms of the P-Share awards, Mr. Bonach will be entitled to receive a pro rata payout of the 2016 – 2018 and 2017 – 2019 grants in connection with his retirement.

2
Mr. Bhojwani was not employed by the Company at the time of the 2016 – 2018 grant; he did receive a 2017 – 2019 grant.

Benefits

              Our NEOs are eligible to participate in all of the broad-based Company-sponsored benefits programs on the same basis as other full-time employees. These include our health and welfare benefits, such as our medical/dental plans, disability plans and life insurance. We do not offer any supplemental executive health and welfare programs. Executives may also participate in our 401(k) Plan. The Company also has a non-qualified deferred compensation plan. This plan is primarily intended as a "restoration" plan, giving participants the ability to defer their own compensation above the Internal Revenue Service limits imposed on the 401(k) Plan. P-Shares and RSUs may also be deferred into a deferred compensation plan. At present, we do not make annual contributions to the non-qualified deferred compensation plan in addition to the amounts contributed by our executives.

CEO Transition

              On December 31, 2017, Ed Bonach retired as CNO's Chief Executive Officer and was replaced by Gary Bhojwani who was serving as CNO's President. Mr. Bhojwani's appointment was the result of the Board's ongoing succession planning process. Mr. Bonach was awarded a bonus of $1,000,000 in recognition of the successful transition of his CEO responsibilities. Effective January 1, 2018, the Board increased Mr. Bhojwani's base salary to $1,000,000 and increased his target annual bonus to 150% of his annual base salary. In connection with his promotion to CEO, the Board also agreed to grant restricted stock units with a value of $2,000,000 in addition to the annual awards made under the Plan in 2018.

Additional Information

    Prohibition against Trading in Derivatives

              It violates our policy for any senior personnel to purchase, sell or engage in any other transaction involving any derivative securities or hedging related to any of our equity securities. This prohibition does not, however, apply to any exercise of our stock options pursuant to our Amended and Restated Long-Term Incentive Plan or any other benefit plans that we may adopt from time to time, any sale of our stock in connection with any cashless exercise (if otherwise permitted), or payment of withholding tax upon the exercise, of any such stock option.

    Clawback Rights

              Our Amended and Restated Long-Term Incentive Plan contains a clawback provision relating to our long-term equity awards: stock options, P-Shares and restricted stock units. Under this clawback provision, if our financial statements are required to be restated as a result of errors, omissions, or fraud, the Committee may, at its discretion, based on the facts and circumstances surrounding the restatement, direct the recovery of all or a portion of an equity award from one or more executives with respect to any fiscal year in which our financial results are negatively affected by such restatement. To do this, we may pursue various ways to recover awards from one or more executives: (1) seek repayment from the executive; (2) reduce the amount that would otherwise be payable to the executive under another benefit plan; (3) withhold future equity grants, bonus awards, or salary increases; or (4) take any combination of these actions.

              Our Pay for Performance (P4P) Plan contains recapture rights of any incentive amount paid or vested in the event that the Committee determines that the achievement of performance goals was based on incorrect data.

    Impact of Tax and Accounting on Compensation Decisions

              As a general matter, the Committee considers the various tax and accounting implications of our compensation vehicles.

              When determining amounts of long-term equity incentive grants to executives and employees, the Committee considers the accounting cost associated with the grants. Under FASB ASC Topic 718, grants of stock options, restricted stock, restricted stock units and other share-based payments result in an accounting charge that is reflected in our financial statements.

              In 2017, Section 162(m) of the Internal Revenue Code generally prohibited any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the chief executive officer and the next three highest compensated officers excluding the chief financial officer. Exceptions are made for qualified performance-based compensation, among other things. It is the Committee's policy to maximize the effectiveness of our executive compensation plans in this regard. However, the Committee believes that compensation and benefits decisions should be primarily driven by the needs of the business, rather than by tax policy. Therefore, the Committee may make pay decisions (such as the determination of the Chief Executive Officer's base salary) that result in compensation expense that is not fully deductible under Section 162(m). The Committee administered our incentive plans for 2017 so that payments qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code.

    Termination and Change in Control Arrangements

              Under the terms of award agreements under our equity-based compensation plans and under our employment agreements, the NEOs are entitled to payments and benefits upon the occurrence of specified events including termination of employment for various reasons. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are described in the section entitled "Potential Payments Upon Termination or Change in Control" on page 42. The terms of these arrangements were set through the course of employment agreement negotiations with each of the

NEOs, with an emphasis on internal consistency. The potential payments upon a change in control for the CEO and his direct reports are three times and two times, respectively, their annual base salary plus target bonus, to align with market best practices. A double trigger, both change in control and termination, continues to be required before such payments are made.

              The termination of employment provisions of the employment agreements were entered into in order to address competitive concerns when the NEOs were recruited. Providing those individuals with a fixed amount of compensation offset the potential risk of leaving their prior employer or foregoing other opportunities in order to work for us. At the time of entering into these arrangements, the Committee considered our aggregate potential obligations in the context of the desirability of hiring the individual and the expected compensation upon joining us.

Compensation Committee Report

              The Human Resources and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed it with management. Based on the Committee's review and discussions with management, the Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement. This report is provided by the following independent directors, who comprise the Committee:

    Frederick J. Sievert, Chair
    Ellyn L. Brown
    Stephen N. David
    Daniel R. Maurer

Summary Compensation Table for 2017

              The following Summary Compensation Table sets forth compensation paid to (i) our chief executive officer, (ii) our chief financial officer, and (iii) the other three most highly compensated individuals who served as executive officers of CNO as of December 31, 2017 (collectively, the "Named Executive Officers") for services rendered during 2017, 2016 and 2015.

SUMMARY COMPENSATION TABLE FOR 2017

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Edward Bonach(6)	2017	$1,000,000	$1,000,000	$3,919,202	$1,097,391	$2,875,713	$69,812	$9,962,118
Chief Executive Officer	2016	1,000,000	—	2,516,937	2,090,778	1,764,829	66,377	7,438,921
	2015	1,000,000	—	2,052,722	3,065,884	1,070,279	37,753	7,226,638
Gary Bhojwani(7)	2017	750,000	750,000	979,801	274,363	1,573,194	95,276	4,422,634
President	2016	517,307	—	4,312,620	520,705	751,579	74,843	6,177,054
Bruce Baude	2017	600,000	—	685,649	192,023	964,114	22,469	2,464,255
Chief Operations &	2016	559,487	800,000	813,702	390,122	635,149	28,683	3,227,143
Technology Officer	2015	497,500	—	458,757	557,522	428,874	11,534	1,954,187
Eric Johnson	2017	500,000	—	685,649	192,023	794,133	8,617	2,180,422
Chief Investment Officer	2016	500,000	—	469,161	390,122	551,696	13,960	1,924,939
	2015	500,000	—	358,595	557,522	514,056	11,381	1,941,554
Erik Helding(8)	2017	400,000	—	900,793	219,491	503,422	21,831	2,045,537
Chief Financial Officer	2016	357,813	—	427,010	303,152	302,946	16,289	1,407,210

(1)
The amount in this column for Mr. Bonach in 2017 represents a payment in recognition of the successful CEO transition. The amount in this column for Mr. Bhojwani in 2017 represents an amount paid pursuant to the terms of his employment agreement in connection with his relocation to Chicago, Illinois. The amount in this column for Mr. Baude in 2016 represents a Company contribution to his account in the CNO deferred compensation plan. One half of that contribution vested on June 1, 2017 and the balance vests on June 1, 2018. Amounts paid to the Named Executive Officers under the Company's Pay for Performance Incentive Plan are included in the column "Non-Equity Incentive Plan Compensation."

(2)
This column represents the aggregate grant date fair value of restricted stock and performance share awards, in accordance with ASC 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. For additional information, see Note 11 to the CNO financial statements in the Form 10-K for the year ended December 31, 2017, as filed with the SEC. See the Grants of Plan-Based Awards table for information on awards made in 2017. The amounts in this column do not necessarily correspond to the actual value that will be recognized by the Named Executive Officers. The amounts in this column for 2017 include the grant date value of performance share awards based on the targeted amounts for each of the Named Executive Officers. Under the terms of those performance share awards, the officers are entitled to receive 200% of the targeted number of shares if the Company equals or exceeds the maximum performance levels set forth in those awards. If the maximum performance levels are achieved for the performance share awards made in 2017, the aggregate grant date value of the awards shown in this column would be as follows: Mr. Bonach, $6,668,311; Mr. Bhojwani, $1,667,078; Mr. Baude, $1,166,594; Mr. Johnson, $1,166,594; and Mr. Helding $1,450,516. The restricted stock awards to Mr. Bonach will continue to vest following his retirement, while the performance share awards for Mr. Bonach vest on a pro rata basis as a result of his retirement. The grant date value of his vested performance shares awarded in 2017 would be $1,832,739 if the maximum performance levels are achieved.

(3)
This column represents the aggregate grant date fair value of stock options granted to each of the Named Executive Officers, in accordance with ASC 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2017 grants, refer to Note 11 of the CNO financial statements in the Form 10-K for the year ended December 31, 2017, as filed with the SEC. For information on the valuation assumptions with respect to grants made prior to 2017, refer to the note on stockholders' equity and stock-related information to the

  CNO financial statements in the Form 10-K for the respective year-end. See the Grants of Plan-Based Awards table for information on options granted in 2017 and see Impact of Tax and Accounting on Compensation Decisions for additional discussion. The amounts in this column do not necessarily correspond to the actual value that will be recognized by the Named Executive Officers.

(4)
This column represents the dollar amount of payments made after year end to the Named Executive Officers based on performance for the specified year with respect to the targets established under the Company's Pay for Performance (P4P) Incentive Plan.

(5)
For 2017, the amounts reported in this column represent the amounts paid for: (i) group life insurance premiums; (ii) Company contributions to the 401(k) Plan; (iii) dividends paid on unvested shares of restricted common stock and dividend equivalents paid upon vesting of performance share awards; (iv) spousal travel; and (v) amounts paid as reimbursement for taxes paid on amounts related to spousal travel.

  The table below shows such amounts for 2017 for each Named Executive Officer:

Name	Group Life Insurance Premiums	401(k) Plan Contributions	Dividends	Spousal Travel	Tax Reimbursement
Edward Bonach	$2,772	$8,100	$40,424	$9,965	$8,551
Gary Bhojwani	630	8,100	65,702	10,797	10,047
Bruce Baude	966	8,100	13,403	—	—
Eric Johnson	1,806	—	6,811	—	—
Erik Helding	630	8,100	13,101	—	—
(6)
Mr. Bonach retired on December 31, 2017.

(7)
Mr. Bhojwani became President of CNO on April 18, 2016 and became Chief Executive Officer on January 1, 2018.

(8)
Mr. Helding became an executive officer of CNO upon his promotion to Chief Financial Officer on April 11, 2016.

Grants of Plan-Based Awards in 2017

              The following table shows certain information concerning grants of plan-based awards in 2017 to the Named Executive Officers.

GRANTS OF PLAN-BASED AWARDS IN 2017

					Estimated Future Payouts (in Shares of Common Stock) Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)								Exercise or Base Price of Option Awards(5)	Grant Date Fair Value of Stock and Option Awards(6)
	Grant Date
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Edward Bonach		$875,000	$1,750,000	$3,500,000
	2-23-17								176,990	$21.06	$1,097,391
	2-23-17				55,560	111,120	222,240				2,749,109
	2-23-17							55,560			1,170,094
Gary Bhojwani		468,750	937,500	1,875,000
	2-23-17								44,250	21.06	274,363
	2-23-17				13,890	27,780	55,560				687,277
	2-23-17							13,890			292,523
Bruce Baude		300,000	600,000	1,200,000
	2-23-17								30,970	21.06	192,023
	2-23-17				9,720	19,440	38,880				480,946
	2-23-17							9,720			204,703
Eric Johnson		250,000	500,000	1,000,000
	2-23-17								30,970	21.06	192,023
	2-23-17				9,720	19,440	38,880				480,946
	2-23-17							9,720			204,703
Erik Helding		150,000	300,000	600,000
	2-23-17								35,400	21.06	219,491
	2-23-17				11,110	22,220	44,440				549,723
	2-23-17							16,670			351,070

(1)
These amounts represent the threshold, target and maximum amounts that would have been payable for 2017 if the corresponding performance-based metrics under the CNO Pay for Performance Incentive Plan had been achieved. The amounts shown have been pro-rated to reflect the period of time during which the individual served as an officer during 2017 and to reflect any change during the year in the target as a percentage of base salary. The amounts paid for 2017 performance under the Pay for Performance Incentive Plan are listed in the Summary Compensation Table on page 35 of this Proxy Statement under the column heading "Non-Equity Incentive Plan Compensation."

(2)
These amounts represent the threshold, target and maximum number of shares that the Named Executive Officers can receive under the terms of the performance share awards made in 2017. See footnote (3) to the "Outstanding Equity Awards at 2017 Fiscal Year-End" table below for additional information regarding the 2017 performance share awards. As a result of his retirement at the end of 2017, Mr. Bonach will be entitled to a pro rata amount (one-third) of any payout on the performance shares granted in 2017 at the end of the three-year performance period.

(3)
The amount in this column represents the number of restricted stock units that were awarded to the Named Executive Officer during 2017 under the Amended and Restated Long-Term Incentive Plan. The restricted stock units granted to Mr. Bonach will continue to vest following his retirement.

(4)
The amounts in this column represent the number of stock options granted to the Named Executive Officers during 2017 under the Amended and Restated Long-Term Incentive Plan.

(5)
The exercise price equals the closing sales price of CNO common stock on the New York Stock Exchange on the date of grant.

(6)
The values included in this column represent the grant date fair value of restricted stock, performance share (at target) and option awards computed in accordance with ASC 718. A description of the assumptions used in calculating these values may be found in Note 11 to the CNO financial statements in the Form 10-K for the year ended December 31, 2017, as filed with the SEC.

Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2017 Table

Employment Agreements

              Chief Executive Officer.    We have an employment agreement with Mr. Bhojwani pursuant to which he serves as Chief Executive Officer for a term ending on December 31, 2020. His employment agreement provides for an annual base salary (currently $1,000,000), with increases from time to time based on his performance, and an annual performance-based bonus with a target of 150% of base salary and a maximum of 300% of base salary. As described more fully in "Potential Payments upon Termination or Change in Control," if Mr. Bhojwani's employment is terminated by us without "Cause" or if he resigns "With Reason" (as defined in his employment agreement), or his employment is terminated by reason of his death or "Disability" (as defined in his employment agreement), Mr. Bhojwani would be entitled to receive specified additional benefits. Mr. Bhojwani is subject to a non-solicitation and non-competition clause throughout the term of his agreement and for one year thereafter.

              Chief Operations and Technology Officer.    We have an employment agreement with Mr. Baude pursuant to which he serves as Executive Vice President and Chief Operations and Technology Officer, for a three-year term that expires on July 31, 2018. His employment agreement provided for an annual salary (currently $618,000), with increases from time to time based on his performance) and an annual performance-based bonus with a target of 100% of base salary and a maximum of 200% of base salary. As described more fully in "Potential Payments upon Termination or Change in Control," if Mr. Baude's employment is terminated by us without "Cause" or if he resigns "With Reason" (as defined in his employment agreement), or his employment is terminated by reason of his death or "Disability" (as defined in his employment agreement), Mr. Baude would be entitled to receive specified additional benefits. Mr. Baude is subject to a non-solicitation clause throughout the term of the agreement and for one year thereafter.

              Chief Investment Officer.    We have an employment agreement with Mr. Johnson, pursuant to which he serves as Executive Vice President and Chief Investment Officer of CNO and President of 40|86 Advisors, Inc., a wholly owned subsidiary of CNO, for a three-year term ending on September 30, 2019. His employment agreement provides for an annual base salary (currently $525,000), with increases from time to time based on his performance, and an annual performance-based bonus with a target of 100% of base salary and a maximum of 200% of base salary. As described more fully in "Potential Payments upon Termination or Change in Control," if Mr. Johnson's employment is terminated by us without "Cause" or if he resigns "With Reason" (as defined in his employment agreement), or his employment is terminated by reason of his death or "Disability" (as defined in his employment agreement), Mr. Johnson would be entitled to receive specified additional benefits. Mr. Johnson is subject to a non-solicitation clause throughout the term of his agreement and for one year thereafter.

              Chief Financial Officer.    We have an employment agreement with Mr. Helding, pursuant to which he serves as Executive Vice President and Chief Financial Officer, for a three-year term ending on April 11, 2019. His employment agreement provides for an annual base salary (currently $450,000), with increases from time to time based on his performance, and an annual performance-based bonus with a target of 100% of base salary and a maximum of 200% of base salary. As described more fully in "Potential Payments upon Termination or Change in Control," if Mr. Helding's employment is terminated by us without "Cause" or if he resigns "With Reason" (as defined in his employment agreement), or his employment is terminated by reason of his death or "Disability" (as defined in his employment agreement), Mr. Helding would be entitled to receive specified additional benefits. Mr. Helding is subject to a non-solicitation clause throughout the term of his agreement and for one year thereafter.

              Retired Chief Executive Officer.    We had an employment agreement with Mr. Bonach, pursuant to which he served as our Chief Executive Officer, for a term that ended December 31, 2017. Mr. Bonach is subject to a non-solicitation and non-competition clause for one year after his retirement.

              See "Summary of Components of TDC in 2017 at Target" on page 25 of this Proxy Statement for information regarding the portion of total compensation for the Named Executive Officers represented by the salary and bonus payable under the executive employment agreements described above.

Terms of Equity-Based Awards

Vesting Schedule

              Unless otherwise provided in the footnote disclosure to the table of Outstanding Equity Awards at 2017 Fiscal Year-End on pages 40 and 41 of this Proxy Statement, one-half of each option award vests on the second anniversary of the date of grant and the other one-half vests on the third anniversary of the date of grant. Options granted in 2015 – 2017 expire ten years from the date of grant, and options granted in 2010 – 2014 expire seven years from the date of grant.

              Awards of restricted stock generally vest in three equal annual installments beginning one year after the grant, subject to continued service through the vesting dates. Performance share awards are measured over a three-year performance period at which time they will vest only if the financial goals have been achieved, subject to continued service through the vesting dates. Unless otherwise noted, grants to the Named Executive Officers have vesting schedules identical to other officers.

Forfeiture and Post-Employment Treatment

              Holders of stock options generally have 90 days after termination of employment to exercise options to the extent they were vested on the date of termination. Unvested restricted stock and performance shares are generally forfeited upon termination of employment except upon retirement, disability or death. Awards outstanding under the Company's Amended and Restated Long-Term Incentive Plan will be treated as follows upon termination of employment due to an individual's retirement or disability (except as otherwise provided in the individual award agreement): (i) outstanding stock options will continue to vest on the original vesting schedule and the individual may exercise the options until the earlier of the expiration date for such options or five years after the date of retirement; (ii) any unvested restricted stock will continue to vest after retirement on the same vesting schedule as if the individual had remained employed by CNO; and (iii) a pro rata portion of any performance shares will vest and will be payable to the extent the performance criteria are met at the same time as others receive payments under such performance share award. For the purpose of the Amended and Restated Long-Term Incentive Plan, "retirement" means voluntary termination of employment after achieving either 62 years of age, or 60 years of age with at least 10 years of employment with the Company. Upon an individual's death: (i) outstanding stock options will vest and be exercisable for 12 months; (ii) restricted stock will vest; and (iii) a pro rata portion of any performance shares will vest and be payable to the extent the performance criteria are met at the same time as others receive payments under such performance share award.

Option Exercise Price

              Options granted under the Company's Amended and Restated Long-Term Incentive Plan have an exercise price equal to the closing price on the date of grant.

Dividends

              Holders of unvested restricted stock or restricted stock units granted prior to May 2017 are entitled to receive any cash dividends or dividend equivalents at the same times and in the same amounts per share as holders of the Company's common stock. For restricted stock units granted since May 2017, the recipient will be entitled to dividend equivalents upon vesting. The payments of cash dividends and dividend equivalents are taxed as compensation income to the holders of the restricted stock or restricted stock units. Holders of performance share awards are entitled to dividend equivalents on any performance shares that vest. Such dividend equivalents are payable in cash at the time of vesting of the performance shares to the extent that cash dividends are paid on the common stock underlying the performance shares after the award date and prior to the issuance of shares upon vesting.

Outstanding Equity Awards at 2017 Fiscal Year-End

              The following table sets forth certain information concerning outstanding equity awards held by the Named Executive Officers as of December 31, 2017.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR-END

						STOCK AWARDS
		OPTION AWARDS				Number of Shares or	Market Value of Shares or Units of	Equity Incentive Plan Awards: Number of Unearned Shares, Units or	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or
Name	Award Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date(1)	Units of Stock That Have Not Vested	Stock That Have Not Vested(2)	Other Rights That Have Not Vested(3)	Other Rights That Have Not Vested(4)
Edward Bonach	2-28-12	207,900	—	$7.51	2-28-19	—	$—	—	$—
	2-27-13	271,900	—	10.88	2-27-20	—	—	—	—
	3-20-14	207,290	—	19.15	3-20-21	—	—	—	—
	2-25-15(5)	141,025	141,025	16.42	2-25-25	—	—	—	—
	2-23-16(6)	—	382,653	17.38	2-23-26	—	—	61,963	1,529,866
	2-23-16(7)	—	—	—	—	—	—	123,926	3,059,733
	2-23-17(8)	—	176,990	21.06	2-23-27	55,560	1,371,776	55,560	1,371,776
	2-23-17(9)	—	—	—	—	—	—	111,120	2,743,553
Gary Bhojwani	5-5-16(10)	—	90,600	18.43	5-5-26	156,000	3,851,640	—	—
	2-23-17(8)	—	44,250	21.06	2-23-27	13,890	342,944	13,890	342,944
	2-23-17(9)	—	—	—	—	—	—	27,780	685,888
Bruce Baude	2-27-13	65,200	—	10.88	2-27-20	—	—	—	—
	3-20-14	40,130	—	19.15	3-20-21	—	—	—	—
	2-25-15(5)	25,645	25,645	16.42	2-25-25	2,032	50,170	—	—
	2-23-16(6)	—	71,400	17.38	2-23-26	13,215	326,278	11,550	285,170
	2-23-16(7)	—	—	—	—	—	—	23,100	570,339
	2-23-17(8)	—	30,970	21.06	2-23-27	9,720	239,987	9,720	239,987
	2-23-17(9)	—	—	—	—	—	—	19,440	479,974
Eric Johnson	3-8-11	83,100	—	7.38	3-8-18	—	—	—	—
	2-28-12	69,300	—	7.51	2-28-19	—	—	—	—
	2-27-13	65,200	—	10.88	2-27-20	—	—	—	—
	3-20-14	43,470	—	19.15	3-20-21	—	—	—	—
	2-25-15(5)	25,645	25,645	16.42	2-25-25	—	—	—	—
	2-23-16(6)	—	71,400	17.38	2-23-26	—	—	11,550	285,170
	2-23-16(7)	—	—	—	—	—	—	23,100	570,339
	2-23-17(8)	—	30,970	21.06	2-23-27	9,720	239,987	9,720	239,987
	2-23-17(9)	—	—	—	—	—	—	19,440	479,974
Erik Helding	2-28-12	5,750	—	7.51	2-28-19	—	—	—	—
	2-27-13	15,200	—	10.88	2-27-20	—	—	—	—
	3-20-14	12,170	—	19.15	3-20-21	—	—	—	—
	2-25-15(5)	7,265	7,265	16.42	2-25-25	—	—	—	—
	9-2-15(11)	—	—	—	—	966	23,851	—	—
	2-23-16(6)	—	17,300	17.38	2-23-26	3,532	87,205	2,800	69,132
	2-23-16(7)	—	—	—	—	—	—	5,600	138,264
	5-5-16(12)	—	36,300	18.43	5-5-26	12,000	296,280	—	—
	2-23-17(8)	—	35,400	21.06	2-23-27	16,670	411,582	11,110	274,306
	2-23-17(9)	—	—	—	—	—	—	22,220	548,612

(1)
All options in this table that were granted in 2015 – 2017 have a 10 year expiration date, and options granted in 2010 – 2014 have a seven year expiration date. All options are subject to acceleration for certain events.

(2)
Based on the closing sales price of CNO common stock on December 29, 2017 ($24.69).

(3)
In accordance with SEC rules, the amounts included in this column represent the number of shares of CNO common stock to which the Named Executive Officer will be entitled if the Company achieves the maximum performance level with respect to the performance share awards made in 2016 and 2017 based on average operating return on equity and achieves the target level with respect to the performance share awards made in 2016 and 2017 based on total shareholder return. For the 2016 and 2017 performance share awards, one-half of the aggregate award is based on the Company's three-year average operating return on equity, with a target of 9.50% for 2016 and 8.25% for 2017. The other half of the performance share awards made in 2016 and 2017 is based on relative total shareholder return for a comparator group, targeting the 50th percentile. For purposes of these awards, average operating return on equity is calculated based on "Operating earnings", defined as net income applicable to common stock before: (i) loss on extinguishment of debt, net of income taxes; (ii) net realized investment gains or losses, net of related amortization and income taxes; (iii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to fixed index annuities, net of related amortization and income taxes; (iv) equity in earnings of certain non-strategic investments, earnings attributable to non-controlling interests and earnings from discontinued operations, in each case net of income taxes; (v) changes to the valuation allowance for deferred tax assets; (vi) the cumulative effect of change in accounting principles, net of income taxes; (vii) after-tax mark-to-market change in the agent deferred compensation liability; (viii) gain or loss related to any long-term care reinsurance transaction entered into after the grant date; and (ix) unusual income or expense items, net of income taxes, that are unlikely to recur as determined by the Human Resources and Compensation Committee.

(4)
The dollar amounts in this column equal the number of performance shares, calculated as described in footnote (3) above, multiplied by the closing sales price of CNO common stock on December 31, 2017 ($24.69).

(5)
One-half of these options vested on February 25, 2017 and the balance vested on February 25, 2018. Any remaining shares of restricted stock awarded on this date vest on March 25, 2018.

(6)
One-half of these options vested on February 23, 2018 and the balance vests on February 23, 2019. Any remaining shares of restricted stock awarded on this date vest in two equal installments beginning March 25, 2018. The performance share awards included in the last two columns are based on total shareholder return over the 2016 – 2018 performance period.

(7)
These are performance share awards based on average operating return on equity over the 2016 – 2018 performance period. See footnote (3) above for additional information.

(8)
One-half of these options vest on February 23, 2019 and the balance vests on February 23, 2020. The shares of restricted stock awarded on this date vest in three equal installments beginning March 25, 2018. The performance share awards included in the last two columns are based on total shareholder return over the 2017 – 2019 performance period.

(9)
These are performance share awards based on average operating return on equity over the 2017 – 2019 performance period. See footnote (3) above for additional information.

(10)
One-half of these options vest on May 5, 2018 and the balance vests on May 5, 2019. The remaining shares from this restricted stock award vest in two equal annual installments beginning May 5, 2018.

(11)
The remaining shares from this restricted stock award vest on September 2, 2018.

(12)
One-half of these options vest on May 5, 2018 and the balance vests on May 5, 2019. This restricted stock award vests on May 5, 2019.

Option Exercises and Stock Vested in 2017

              The following table provides information, for the Named Executive Officers, concerning (i) stock option exercises during 2017 and the value realized upon exercise (before payment of any applicable withholding tax) and (ii) the number of shares acquired upon the vesting of restricted stock awards in 2017 and performance share awards (for the 2015 – 2017 performance period) and the value realized upon vesting (in each case before payment of any applicable withholding tax).

OPTION EXERCISES AND STOCK VESTED IN 2017

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired On Exercise	Value Realized Upon Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Edward Bonach	—	$—	37,359	$786,781
Gary Bhojwani	—	—	78,000	1,651,260
Bruce Baude	—	—	15,875	326,895
Eric Johnson	70,000	1,002,155	7,837	165,047
Erik Helding	—	—	5,027	105,874

Nonqualified Deferred Compensation in 2017

              The following table shows certain information concerning nonqualified deferred compensation activity in 2017 for our Named Executive Officers.

NONQUALIFIED DEFERRED COMPENSATION IN 2017

Name	Executive Contributions in 2017	CNO Contributions in 2017	Aggregate Earnings (Loss) in 2017(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/17(2)
Edward Bonach	$—	$—	$24,657	$176,078	$—
Gary Bhojwani	750,000	—	4,830	—	754,830
Bruce Baude	—	—	77,138	423,727	461,361
Eric Johnson	—	—	—	—	—
Erik Helding	76,589	—	28,413	—	197,595

(1)
Amounts in this column are not required to be included in the Summary Compensation Table on page 35 of this Proxy Statement.

(2)
Amounts included in this column reflect the following amounts contributed under the deferred compensation plan by or on behalf of the Named Executive Officers, which amounts were in each case included in the summary compensation table for the year(s) to which the compensation relates: Mr. Bonach, $104,328; Mr. Bhojwani, $750,000; Mr. Baude, $800,000; and Mr. Helding, $146,810.

              The 2017 Nonqualified Deferred Compensation table presents amounts deferred under our Deferred Compensation Plan. Participants may defer up to 100% of their base salary and annual incentive plan payments under the Deferred Compensation Plan. Deferred Amounts are credited with earnings or losses based on the return of mutual funds selected by the executive, which the executive may change at any time. We do not make matching contributions to participants' accounts under the Deferred Compensation Plan. Distributions are made in either a lump sum or an annuity as chosen by the executive at the time of deferral.

Potential Payments Upon Termination or Change in Control

              Each of the Named Executive Officers listed below would be entitled to certain payments upon termination of employment arising under (i) benefit plans covering all employees such as group life insurance coverage, (ii) agreements covering awards made under the Company's Long-Term Incentive Plan and (iii) the terms of an employment agreement between the Named Executive Officer and the Company or one of its subsidiaries. See "Termination and Change in Control Arrangements" on page 33 of this Proxy Statement for additional information regarding these arrangements. The following table estimates the amounts that would have been payable to the Named Executive Officers upon termination of employment under each of the identified circumstances as of December 31, 2017:

Name	Voluntary or For Cause Termination	Disability	Death	Without Cause or With Good Reason	Involuntary Termination within 6 months before or 2 years after Change In Control
Edward Bonach(1)	—	—	—	—	—
Gary Bhojwani(2)	—	$937,500	$1,337,500	$3,276,158	$11,817,619
Bruce Baude(3)	—	600,000	1,000,000	2,164,114	5,367,205
Eric Johnson(4)	—	500,000	900,000	1,794,133	4,420,776
Erik Helding(5)	—	300,000	700,000	1,203,422	3,539,672

(1)
Mr. Bonach retired on December 31, 2017.

(2)
For Mr. Bhojwani, his employment agreement provides for payments upon termination of employment as follows: (i) due to disability, a pro rata portion of his target annual bonus ($937,500 as of December 31, 2017); (ii) upon death, an amount equal to his annual salary (in addition, he would be entitled to receive $400,000 under the Company's group life insurance plan); (iii) without "Just Cause" or "With Reason" (as defined in his agreement), an amount equal to the pro rata portion of his actual bonus ($1,573,194 for 2017) plus an amount equal to the sum of his target bonus and his annual salary plus continued participation for up to 12 months for Mr. Bhojwani and his family in all medical, health and life insurance plans at the same benefit level at which he and his family were participating on the date of his termination (the amount in the table includes $15,464 for 12 months of such benefits); and (iv) upon an involuntary termination within six months in anticipation of or within two years after a change in control, an amount equal to his pro rata actual bonus for the year of termination plus three times the sum of his salary and target bonus plus continued participation for up to 24 months for Mr. Bhojwani and his family in all medical, health and life insurance plans at the same benefit level at which he and his family were participating on the date of his termination (the amount in the table includes $30,928 for 24 months of such benefits). In the event of a termination upon a change in control, in addition to the amounts payable under his employment agreement, the vesting of his awards under the Company's Long-term Incentive Plan would be accelerated and the amount shown for Mr. Bhojwani includes the value as of December 31, 2017 of the accelerated vesting of options ($727,784), restricted stock ($4,194,584) and target performance shares ($228,629).

(3)
For Mr. Baude, his employment agreement provides for payments upon termination of employment as follows: (i) due to disability, a pro rata portion of his target annual bonus ($600,000 as of December 31, 2017); (ii) upon death, an amount equal to his annual salary (in addition, he would be entitled to receive $400,000 under the Company's group life insurance plan); (iii) without "Just Cause" or "With Reason" (as defined in his agreement), an amount equal to the pro rata portion of his actual bonus ($964,114 for 2017) plus an amount equal to the sum of his target bonus and his annual salary; and (iv) upon an involuntary termination within six months in anticipation of or within two years after a change in control, an amount equal to his pro rata actual bonus for the year of termination plus two times the sum of his salary and target bonus. In the event of a termination upon a change in control, in addition to the amounts payable under his employment agreement, the vesting of his awards under the Company's Long-term Incentive Plan would be accelerated and the amount shown for Mr. Baude includes the value as of December 31, 2017 of the accelerated vesting of options ($846,439), restricted stock ($616,435) and target performance shares ($540,217).

(4)
For Mr. Johnson, his employment agreement provides for payments upon termination of employment as follows: (i) due to disability, a pro rata portion of his target annual bonus ($500,000 as of December 31, 2017); (ii) upon death, an amount equal to his annual salary (in addition, he would be entitled to receive $400,000 under the Company's group life insurance plan); (iii) without "Just Cause" or "With Reason" (as defined in his agreement), an amount equal to the pro rata portion of his actual bonus ($794,133 for 2017) plus an amount equal to the sum of his target bonus and his annual salary; and (iv) upon an involuntary termination within six months in anticipation of or within two years after a change in control, an amount equal to his pro rata actual bonus for the year of termination plus two times the sum of his salary and target bonus. In the event of a termination upon a change in control, in addition to the amounts payable under his employment agreement, the vesting of his awards under the Company's Long-term Incentive Plan would be accelerated and the amount shown for Mr. Johnson includes the value as of December 31, 2017 of the accelerated vesting of options ($846,439), restricted stock ($239,987) and target performance shares ($540,217).

(5)
For Mr. Helding, his employment agreement provides for payments upon termination of employment as follows: (i) due to disability, a pro rata portion of his target annual bonus ($300,000 as of December 31, 2017); (ii) upon death, an amount equal to his annual salary (in addition, he would be entitled to receive $400,000 under the Company's group life insurance plan); (iii) without "Just Cause" or "With Reason" (as defined in his agreement), an amount equal to the pro rata portion of his actual bonus ($503,422 for 2017) plus an amount equal to the sum of his target bonus and his annual salary; and (iv) upon an involuntary termination within six months in anticipation of or within two years after a change in control, an amount equal to his pro rata actual bonus for the year of termination plus two times the sum of his salary and target bonus. In the event of a termination upon a change in control, in addition to the amounts payable under his employment agreement, the vesting of his awards under the Company's Long-term Incentive Plan would be accelerated and the amount shown for Mr. Helding includes the value as of December 31, 2017 of the accelerated vesting of options ($542,285), restricted stock ($818,918) and target performance shares ($275,047).

CEO Pay Ratio

              The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees. We determined our median employee based on W-2 gross earnings of each of our 3,313 employees as of December 31, 2017. W-2 gross earnings data are readily available, consistently reported for our entire employee population and provide a fair representation of the total compensation an employee receives in a given year. Of the two potential median employees, we selected the exempt versus non-exempt employee due to the greater consistency expected in future years in the amount earned by the exempt employee. The annual total compensation of our median employee for 2017 was $59,021. As disclosed in the Summary Compensation Table appearing on page 35, the 2017 annual total compensation for Mr. Bonach (who served as Chief Executive Officer during 2017) was $9,962,118. He retired from the Company effective December 31, 2017. Additional details on the Chief Executive Officer transition can be found on page 32. Based on the information above, our estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees is 169 to 1.

PROPOSAL 2

APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

              On March 8, 2018, the CNO Board of Directors approved the CNO Financial Group, Inc. Employee Stock Purchase Plan (the "ESPP"), to be effective upon the approval thereof by the shareholders at the Annual Meeting. The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

Reasons for Seeking Shareholder Approval

              The Company is seeking shareholder approval of the ESPP to meet requirements of the New York Stock Exchange. In addition, the Board regards shareholder approval of the ESPP as desirable and consistent with corporate governance best practices. The ESPP will not go into effect if shareholder approval is not obtained.

              The ESPP is intended to provide a convenient and practical means by which employees may participate in stock ownership of the Company. The Board believes that the ESPP benefits the Company and shareholders by encouraging employees to become shareholders, thereby aligning the interests of employees with those of shareholders. The Board also believes that providing employees with an opportunity to participate in the success of the Company through purchasing shares of the Company's common stock under the ESPP will enhance the Company's ability to attract, retain and motivate highly qualified employees.

Summary Description of the ESPP

              The description of the ESPP in this Proxy Statement is qualified in its entirety by reference to the text of the ESPP, which is attached hereto as Annex A and is incorporated by reference herein. You are urged to read carefully the ESPP in its entirety as the discussion in this Proxy Statement is only a summary.

              Shares Available. The number of shares of common stock that may be issued under the ESPP is 1,600,000, subject to adjustment in the event of a stock split, stock dividend and certain other dilutive changes in our common stock. The shares may consist of unissued shares, previously issued shares or shares purchased on the open market.

              Administration. The ESPP is administered by the Human Resources and Compensation Committee or such other committee as designated by the Board. The Human Resources and Compensation Committee has the authority to make rules and regulations for the administration of the ESPP, and its actions, interpretations and determinations made in good faith will be final and binding.

              Eligibility. Employees of the Company and its subsidiaries are eligible to participate in the ESPP, except that the Human Resources and Compensation Committee may exclude employees (1) who have been employed for less than a specified period (not to exceed two years), or (2) who are highly compensated employees under the Code. Employees will not be granted an option under the ESPP if, immediately after the grant, such employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary. Employees whose customary employment is for less than 21 hours per week or for not more than five months per calendar year are not eligible to participate in the ESPP. As of the record date, approximately 3,300 employees of the Company and its subsidiaries were eligible to participate in the ESPP.

              Participation in the ESPP. Eligible employees may participate in the ESPP by electing to participate in a given offering period pursuant to procedures set forth by the Human Resources and Compensation Committee. A participant's participation in the ESPP will continue until the participant makes a new election or withdraws from an offering period or the ESPP.

              Payroll Deductions. Payroll deductions are made from the compensation paid to each participant for each offering period in such amounts, as elected by the participant, expressed as a whole number percentage or as a dollar amount but not to exceed the lesser of (i) 10% of the participant's base salary (or other base compensation) or bonus during the offering period or (ii) $15,000; provided that no participant will be entitled to purchase, during any calendar year, shares with an aggregate fair market value in excess of $25,000 (calculated as of the first day of the offering period). Following at least one payroll deduction, a participant may decrease the amount of payroll deductions only once during an offering period that has commenced. In addition, except to the extent provided by the Human Resources and Compensation Committee, a participant may not make any separate cash payments into the participant's account, and payment for shares purchased under the ESPP may not be made in any form other than by payroll deduction.

              Termination of Participation in the ESPP. A participant may cease payroll deductions during an offering period and elect to withdraw from the ESPP pursuant to procedures set forth by the Human Resources and Compensation Committee. A participant's participation in the ESPP will be terminated upon the participant ceasing to be eligible to participate in the ESPP for any reason, including the termination of such participant's employment. Upon a termination of participation in the ESPP, all payroll deductions (and other contributions to the extent provided by the Human Resources and Compensation Committee) credited to such former participant's plan account will be returned without interest to the former participant.

              Purchase of Shares. With respect to an offering period, each participant will be granted an option to purchase a number of shares equal to the lesser of (1) a maximum established by the Human Resources and Compensation Committee (which maximum, unless otherwise determined by the Human Resources and Compensation Committee, will be 5,000 shares) and (2) the number determined by dividing the amount in the participant's account during such offering period by the purchase price. On the last day of each offering period (each, a "purchase date"), the funds in each participant's account will be used to purchase shares. The purchase price will be 85% of the lesser of the fair market value of the shares on the purchase date or the first day of the offering period, or such greater percentage as may be set by the Human Resources and Compensation Committee prior to the commencement of the applicable offering period. As soon as practicable after each purchase date, the number of shares purchased by each participant will be either delivered to the participant or deposited in a brokerage account established in such participant's name.

              Transferability. A participant will not be permitted to (1) transfer his or her option to purchase shares of common stock under the ESPP or (2) transfer shares purchased pursuant to the ESPP for at least one year following the applicable purchase date unless otherwise determined by the Human Resources and Compensation Committee. In addition, each participant must notify the Company if he or she transfers any shares purchased pursuant to the ESPP, if such transfer is made within two years after the first day of the applicable offering period or within one year after the participant's receipt of such purchased shares.

              Amendment and Termination. Our Board may amend, suspend or terminate the ESPP; provided, however, that no amendment will be made which, without shareholder approval, would increase the number of shares authorized for the ESPP or change the designation or class of eligible employees.

              The ESPP will terminate upon the earliest of (1) the termination of the ESPP by our Board or (2) the issuance of all of the shares reserved for issuance under the plan (unless additional shares are authorized for issuance under the ESPP).

              Withholding. The Company reserves the right to withhold from shares or cash distributed to a participant any amounts which it is required by law to withhold.

Certain Federal Income Tax Consequences

              The following discussion of the U.S. federal income tax consequences relating to the ESPP is based on present federal tax laws and regulations and is not a complete description of the federal income tax laws. Participants may also be subject to certain state, local or non-U.S. taxes which are not described below.

              Options to purchase shares of our common stock granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under the provisions of Section 423(b) of the Code. Under these provisions, no income will be taxable to a participant until the shares of common stock purchased under the ESPP are sold or otherwise disposed of. If the shares of common stock are disposed of within two years from the first day of the offering period, a transaction referred to as a "disqualifying disposition," the participant will realize ordinary income in the year of such disposition equal to the difference between the fair market value of the shares of common stock on the purchase date and the purchase price. The amount of such ordinary income will be added to the participant's basis in the shares of common stock, and any additional gain or resulting loss recognized on the disposition of the shares of common stock after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares of common stock for more than one year after the purchase date.

              If the shares of our common stock purchased under the ESPP are sold (or otherwise disposed of) more than two years after the first day of the offering period, then the lesser of (1) the excess of the fair market value of the stock at the time of such disposition over the purchase price and (2) 15% of the fair market value of the stock as of the first day of the offering period (or such lesser percentage corresponding to the relevant discount to fair market value under the ESPP calculated as of the first day of the offering period) will be treated as ordinary income. The amount of such ordinary income will be added to the participant's basis in the shares of our common stock, and any additional gain recognized on the disposition of the shares of common stock after such basis adjustment will be long-term capital gain. If the fair market value of the shares of common stock on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a capital loss.

              The Company will generally be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income realized in the United States by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. In all other cases, no deduction is allowed.

Equity Compensation Plan Information

              The following table provides information as of December 31, 2017 with respect to compensation plans (including individual compensation arrangements) under which the Company's equity securities are authorized for issuance. There are no plans that have not been approved by shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,120,818	$15.95	7,488,231
Equity compensation plans not approved by security holders	—	N/A	N/A

Total	5,120,818	$15.95	7,488,231

Required Vote

              Approval of the ESPP requires the affirmative vote of the holders of a majority of the shares of common stock that are present in person, or represented by proxy, and entitled to vote on the proposal at the Annual Meeting.

Recommendation of our Board of Directors

              OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 3

APPROVAL OF AMENDED AND RESTATED
SECTION 382 SHAREHOLDERS RIGHTS PLAN

Introduction

              On October 3, 2017, the Board adopted a Third Amended and Restated Section 382 Rights Agreement (the "Third Amended Rights Plan"), which became effective on November 13, 2017. The Board had previously declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share, of the Company (the "Common Stock") that was paid to the shareholders of record as of the close of business on January 30, 2009 pursuant to the Company's original Section 382 Rights Agreement, dated as of January 20, 2009 (the "Original Rights Plan"). The Original Rights Plan was amended and restated on December 6, 2011 (the "First Amended Rights Plan") and was approved by shareholders at the 2012 annual meeting. The First Amended Rights Plan was amended and restated on November 13, 2014 (the "Second Amended Rights Plan") and was approved by the shareholders at the 2015 annual meeting. The Second Amended Rights Plan had been scheduled to expire on November 13, 2017.

              The Third Amended Rights Plan, among other things:

  •
  extended the final expiration date of the Second Amended Rights Plan from November 13, 2017 to November 13, 2020;

  •
  updated the purchase price of the Rights; and

  •
  provided for a new series of preferred stock relating to the Rights that is substantially identical to the prior series of preferred stock.

              The Third Amended Rights Plan approval proposal is an opportunity for shareholders to approve the decision by the Board to adopt the Third Amended Rights Plan. If the shareholders do not approve the Third Amended Rights Plan at the Annual Meeting, the Third Amended Rights Plan will expire upon the adjournment of the Annual Meeting.

Purpose of the Third Amended Rights Plan

              The Third Amended Rights Plan is designed to prevent certain transfers of our Common Stock or other securities interests (collectively, "Company 382 Securities") that would be treated as our "stock" for purposes of Section 382 ("Section 382") of the Internal Revenue Code of 1986, as amended (the "Code"), which could adversely affect our ability to utilize tax net operating losses ("NOLs") and certain other tax losses (collectively, "Tax Benefits") to offset our taxable income for U.S. federal income tax purposes. As of December 31, 2017, we had approximately $2.3 billion of federal tax NOLs, resulting in deferred tax assets of approximately $490 million, expiring in years 2023 through 2035. Generally, the unexpired balance of our NOLs can be used to offset tax on income (if any). However, as discussed further below, the utilization of Tax Benefits to offset taxable income can be limited in certain circumstances. Because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of Tax Benefits that will ultimately be used to reduce our income tax liability. Although we are unable to quantify an exact value, we believe that the Tax Benefits are a very valuable asset and the Board believes it is in the Company's best interests to attempt to prevent the imposition of limitations on their use by adopting the Third Amended Rights Plan.

              The benefit of the Tax Benefits to the Company could be significantly reduced or eliminated if we experience an "ownership change" within the meaning of Section 382 of the Code (an "Ownership Change"). An Ownership Change can occur through one or more acquisitions of our stock, whether or not occurring pursuant to a single plan, by which shareholders or groups of shareholders, each of whom owns or is deemed to own directly or indirectly at least 5% of our stock, increase their aggregate ownership of our stock by more than 50 percentage points over their lowest aggregate percentage interest within a rolling three-year period. See "— Section 382 Ownership Change Calculations" below for additional detail. If that were to happen, we would only be allowed to use a limited amount of Tax Benefits to offset our taxable income subsequent to an Ownership Change (the "Annual 382 Limitation").

              The Annual 382 Limitation is obtained by multiplying (i) the aggregate value of our outstanding equity immediately prior to the Ownership Change (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt rate (as defined by Section 382 of the Code and regularly published by the Internal Revenue Service (the "IRS")) in effect for the month of the Ownership Change. The Annual 382 Limitation is subject to certain adjustments and limitations. If we were to experience an Ownership Change at our current stock price levels, we believe we would be subject to an annual Tax Benefits limitation which would result in a material amount of NOLs expiring unused, resulting in a significant impairment to the Company's deferred tax assets. Additionally, the writedown of our deferred tax assets that would occur in the event of an Ownership Change for purposes of Section 382 could cause us to breach the debt to total capitalization covenant in our senior secured credit facility.

              If the Company were to have taxable income in excess of the Annual 382 Limitation following an Ownership Change, it would not be able to utilize Tax Benefits to offset the tax liability on the excess of taxable income over the Annual 382 Limitation. Although any Tax Benefits not used as a result of the Annual 382 Limitation would remain available to offset taxable income in future years (subject to the Annual 382 Limitation) until the expiration of such Tax Benefits, an Ownership Change could (i) significantly defer the utilization of such Tax Benefits, (ii) accelerate payment of tax liabilities and (iii) result in the expiration of certain Tax Benefits prior to their utilization. Because the aggregate value of our outstanding Common Stock and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict with any accuracy the Annual 382 Limitation which would apply upon an Ownership Change, but such limitation could be material.

              Currently, we do not believe that we have experienced an Ownership Change, but calculating whether an Ownership Change has occurred is subject to inherent uncertainty. This uncertainty results from the complexity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities. However, we and our advisors have analyzed the information available, along with various scenarios of possible future changes of ownership. We believe that if no actions were taken it is possible that we would undergo an Ownership Change.

              In May 2016, the Company's shareholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation (the "NOL Protective Amendment"). Although the NOL Protective Amendment is designed to assist in protecting the NOLs by preventing certain transfers of stock which would otherwise adversely affect our ability to use the Tax Benefits, there still remains a risk that certain changes in relationships among shareholders or other events would cause an Ownership Change. We also cannot assure you that the NOL Protective Amendment is enforceable under all circumstances, particularly against shareholders who did not vote in favor of the NOL Protective Amendment proposal at our 2016 Annual Meeting.

              The Third Amended Rights Plan is not designed to protect shareholders against the possibility of a hostile takeover. Instead, it is meant to protect shareholder value by attempting to preserve our ability to use the Tax Benefits. Because of the significant value of the Tax Benefits to the Company, the Board believes it is in the best interest of the Company and its shareholders to approve the adoption of the Third Amended Rights Plan. Our Board has unanimously approved the Third Amended Rights Plan and unanimously recommends that shareholders approve the Third Amended Rights Plan at the Annual Meeting.

              The description of the Third Amended Rights Plan in this Proxy Statement is qualified in its entirety by reference to the text of the Third Amended Rights Plan, which is attached hereto as Annex B and is incorporated by reference herein. You are urged to read carefully the Third Amended Rights Plan in its entirety as the discussion in this Proxy Statement is only a summary.

Section 382 Ownership Change Calculations

              Generally, an Ownership Change can occur through one or more acquisitions by which one or more shareholders, each of whom owns or is deemed to own directly or indirectly 5% or more in value of a corporation's stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such shareholders at any time during the preceding rolling three-year period. The amount of the increase in the percentage of stock ownership (measured as a percentage of the value of the company's outstanding shares rather than voting power) of each "5-percent shareholder" (within the meaning of Section 382) is computed separately, and each such increase is then added together with any other such increases to determine whether an Ownership Change has occurred.

              For example, if a single investor acquired 50.1% of our stock in a three-year period, an Ownership Change would occur. Similarly, if ten persons, none of whom owned our stock, each acquired slightly over 5% of our stock within a three-year period (so that such persons owned, in the aggregate, more than 50%), an Ownership Change would occur.

              In determining whether an Ownership Change has occurred, the rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether an Ownership Change has occurred include the following:

  •
  All holders who each own less than 5% of a company's Company 382 Securities are generally (but not always) treated as a single "5-percent shareholder." Transactions in the public markets among shareholders who are not "5-percent shareholders" are generally (but not always) excluded from the calculation.

  •
  There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as "5-percent shareholders."

  •
  Acquisitions by a person which cause that person to become a "5-percent shareholder" generally result in a five percentage (or more) point change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

  •
  Certain constructive ownership rules, which generally attribute ownership of Company 382 Securities owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of Company 382 Securities ownership of a particular holder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an Ownership Change.

  •
  The redemption or buyback of shares by an issuer will increase the ownership of any "5-percent shareholders" (including groups of shareholders who are not themselves "5-percent shareholders") and can contribute to an Ownership Change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a "5-percent shareholder," resulting in a five percentage (or more) point change in ownership.

              Shareholders are advised to carefully monitor their ownership of our Company 382 Securities and consult with their own legal advisors to determine whether their ownership of our Company 382 Securities approaches the proscribed level.

Description of Third Amended Rights Plan

              The Third Amended Rights Plan is intended to act as a deterrent to any person or group acquiring 4.99% or more of our outstanding Common Stock or any other class of Company 382 Securities then outstanding (an

"Acquiring Person") without the approval of our Board of Directors. Shareholders who owned 4.99% or more of the Company's outstanding Common Stock as of the close of business on December 6, 2011 will not trigger the Third Amended Rights Plan so long as they do not (i) acquire additional shares of Common Stock or other interests in Company 382 Securities representing more than 1% of the Company 382 Securities then outstanding or (ii) fall under 4.99% ownership of the shares of Common Stock or any other class of Company 382 Securities and then re-acquire 4.99% or more of the Common Stock or any other class of Company 382 Securities. Any Rights held by a person who is or becomes an Acquiring Person are void and may not be exercised or transferred. The Board of Directors may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Third Amended Rights Plan.

              The Rights. Subject to the terms, provisions and conditions of the Third Amended Rights Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from us one one-thousandth of a share of our Series D Junior Participating Preferred Stock, par value $0.01 per share (the "Series D Preferred Stock") for a purchase price of $90.00 (the "Purchase Price"). If issued, each fractional share of Series D Preferred Stock would give the shareholder approximately the same dividend, voting and liquidation rights as does one share of Common Stock. However, prior to exercise or exchange as provided in the Third Amended Rights Plan, a Right does not give its holder any rights as a shareholder, including without limitation any dividend, voting or liquidation rights.

              Exercisability. The Rights will not be exercisable until the earlier of (i) 10 business days after the first date of a public announcement that a person or group (other than an Exempted Person within the meaning of the Third Amended Rights Plan) has become an Acquiring Person and (ii) 10 business days (or such later date as may be determined by the Board by action prior to such person or group becoming an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer, the consummation of which would result in any person (other than an Exempted Person) becoming an Acquiring Person. We refer to the date that the Rights become exercisable as the "Distribution Date." Until the Distribution Date, Common Stock certificates will evidence the Rights and may contain a notation to that effect. Any transfer of shares of Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the Rights may be transferred other than in connection with the transfer of the underlying shares of Common Stock.

              After the Distribution Date, each holder of a Right, other than Rights beneficially owned by any Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock and/or other securities or property having a market value of two times the Purchase Price.

              Exchange. After the Distribution Date, subject to certain limitations, the Board may exchange the Rights (other than Rights owned by an Acquiring Person which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock or a fractional share of Series D Preferred Stock (or of a share of a similar class or series of our preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

              Expiration. The Rights and the Third Amended Rights Plan will expire on the earliest of (i) the close of business on November 13, 2020, (ii) the close of business on October 3, 2018 if shareholder approval of the Third Amended Rights Plan has not been received by or on such date, (iii) the adjournment of the 2018 Annual Meeting if shareholder approval of the Third Amended Rights Plan has not been received prior to such time, (iv) the repeal of Section 382 or any successor statute if the Board determines that the Third Amended Rights Plan is no longer necessary for the preservation of Tax Benefits or (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.

              Redemption. At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, subject to adjustment to reflect stock splits, stock dividends or similar transactions (the "Redemption Price") payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board may determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

              Anti-Dilution Provisions. The Purchase Price payable, and the number of shares of Series D Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification. Subject to certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

              Amendments. Before the Distribution Date, the Company may, except with respect to the Redemption Price, amend or supplement the Third Amended Rights Plan without the consent of the holders of the Rights. After the Distribution Date, the Company may amend, except with respect to the Redemption Price, the Third Amended Rights Plan in any manner that does not adversely affect the interests of holders of the Rights.

Certain Considerations Relating to the Third Amended Rights Plan

              Our Board believes that attempting to protect the Tax Benefits described above is in the best interests of the Company and our shareholders. Nonetheless, we cannot eliminate the possibility that an Ownership Change will occur even if the Third Amended Rights Plan is approved. You should consider the factors below when making your decision.

              Continued Risk of Ownership Change. We cannot assure you that the Third Amended Rights Plan will be effective in deterring all acquisitions that could result in an Ownership Change. In particular, it will not protect against an Ownership Change resulting from purchasers of shares who become "5-percent shareholders" notwithstanding the Third Amended Rights Plan, either because the purchaser is unaware of the Third Amended Rights Plan or makes a conscious decision to discount the potential consequences under the Third Amended Rights Plan.

              Potential IRS Challenge to the Tax Benefits. The amount of the Tax Benefits has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of the Tax Benefits, which could result in an increase in our liability in the future for income taxes. As discussed above, determining whether an Ownership Change has occurred is subject to uncertainty, both because of the complexity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an Ownership Change and attempt to reduce or eliminate our utilization of Tax Benefits even if the Third Amended Rights Plan is in place.

              Potential Effects on Liquidity. The Third Amended Rights Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of shares of our Common Stock in excess of the specified limitations. A shareholder's ability to dispose of our Common Stock may be limited if the Third Amended Rights Plan reduces the number of persons willing to acquire our Common Stock or the amount they are willing to acquire.

              Potential Impact on Value. It is possible that the Third Amended Rights Plan could deter certain buyers, including persons who wish to acquire more than 4.99% of our Common Stock, and that this could result in diminished demand for and, therefore, potentially decrease the value of our Common Stock. We believe, however, the value protected as a result of the preservation of the Tax Benefits would outweigh any such potential decrease in the value of our Common Stock.

              Potential Anti-Takeover Effect. The Third Amended Rights Plan is designed to preserve the long-term value of our accumulated Tax Benefits and is not intended to prevent a takeover of the Company. However, it could be deemed to have an "anti-takeover" effect because, among other things, it restricts the ability of a person, entity or group to accumulate our Common Stock above the applicable thresholds, without the approval of our Board. The Third Amended Rights Plan approval proposal is not part of a plan by us to adopt a series of anti-takeover measures, and we are not presently aware of any potential takeover transaction.

Required Vote

              Approval of this proposal will require the affirmative vote of the holders of a majority in voting power of the shares of Common Stock that are present, or represented by proxy, and entitled to vote on the proposal at the Annual Meeting. Abstentions will have the effect of a vote "against" this proposal. Broker non-votes will have no effect on the outcome of the vote with respect to this proposal because the shares subject to the broker non-vote will not be entitled to vote on this matter.

Recommendation of our Board of Directors

              OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED SECTION 382 SHAREHOLDER RIGHTS PLAN.

PROPOSAL 4
RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

              PricewaterhouseCoopers LLP ("PwC") served as our independent registered public accounting firm for 2017 and has been selected to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Representatives of the Company's independent registered public accounting firm are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the shareholders.

Required Vote

              Approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of the majority of shares of common stock present in person, or represented by proxy, and entitled to vote on the proposal at the Annual Meeting.

Recommendation of our Board of Directors

              OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

Evaluation of the Independent Registered Public Accounting Firm

              In considering the appointment of PwC as the Company's independent registered public accounting firm, the Audit and Enterprise Risk Committee (the "Audit Committee") considered the following factors:

  •
  the appropriateness of the proposed audit fee in comparison to the fees reported by the CNO peer group;

  •
  the professional qualifications of the firm and the lead audit partner assigned to CNO, including both industry experience and technical expertise in accounting and auditing;

  •
  the quality and candor of the firm's communications with the Audit Committee and the Company during the prior audit;

  •
  the results of the independent review of the firm's quality control system;

  •
  evidence supporting the firm's independence, objectivity, and professional skepticism;

  •
  the quality and efficiency of the services provided by the firm during prior audits; and

  •
  the firm's capability, technical expertise, and knowledge of the Company's operations and industry.

              The Audit Committee meets regularly with the independent registered public accounting firm ("independent auditor"), including attendance by the independent auditor at all regularly scheduled Audit Committee meetings and separate executive sessions at least four meetings per year. The Audit Committee uses these interactions, as well as the factors noted above, to assess the performance of the independent auditor.

              CNO undertakes an annual benchmarking of audit fees paid by our peers in the insurance industry. This data provides a reference point to the Audit Committee to judge the appropriateness of the audit fee. Additionally, the Audit Committee evaluates the scope of the audit, the complexity of the CNO environment, any history of prior issues and adjustments and the overall audit plan presented by the independent auditor in arriving at an appropriate fee.

Fees Paid to PricewaterhouseCoopers LLP

              Aggregate fees (including out-of-pocket expenses) billed to the Company for the years ended December 31, 2017 and 2016, by PwC were as follows (dollars in millions):

	Year Ended December 31,
	2017	2016
Audit fees(a)	$5.2	$4.6
Audit-related fees(b)	—	—
Tax fees	—	—
All other fees(c)	—	—

Total	$5.2	$4.6

(a)
Audit fees were for professional services rendered for the audits of CNO's consolidated financial statements, statutory and subsidiary audits, and assistance with review of documents filed with the SEC.

(b)
Audit-related fees primarily include services provided for employee benefit plan audits and other assurance-related services.

(c)
Fees for other permitted services.

Pre-Approval Policy and Independence

              The Audit Committee has adopted an auditor independence policy that, among other things, mandates pre-approval by the Audit Committee of all audit and permissible non-audit services performed by our independent registered public accounting firm and the related fees, and that the Audit Committee be provided each quarter with a summary of the services provided by and fees paid to, PwC. These services may include work associated with the following:

  •
  internal control reviews and assistance with internal control reporting requirements;

  •
  tax compliance, tax planning and related tax services; and

  •
  due diligence work for potential transactions.

              Each proposed service is evaluated by the Audit Committee to ensure that it would not impair the independence of PwC under SEC and other applicable rules. In 2016 and 2017, all new engagements of PwC were pre-approved by the Audit Committee for all audit, audit-related, tax and other services.

Report of the Audit and Enterprise Risk Committee

              The Audit Committee provides assistance to the Board in fulfilling its responsibilities for oversight of the integrity of the financial statements, public disclosures and financial reporting practices of the Company, including the systems of internal controls. The Audit Committee has sole authority to appoint or replace the Company's independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee.

              In overseeing the preparation of the Company's audited financial statements for the year ended December 31, 2017, the Audit Committee reviewed and discussed the audited financial statements with the Company's management and with PwC, the Company's independent registered public accounting firm. The Audit

Committee also discussed with PwC the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 1301.

              The Audit Committee has received from PwC and reviewed the written disclosures and the letter required by applicable PCAOB requirements regarding PwC's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with PwC its independence from the Company. In addition, the Audit Committee has reviewed and discussed PwC's most recent PCAOB inspection report of the firm's internal quality controls.

              Based on the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.

Submitted by the Audit and Enterprise Risk Committee:

    Robert C. Greving, Chair
    Mary R. (Nina) Henderson
    Charles J. Jacklin
    Neal C. Schneider

PROPOSAL 5
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

              In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act")) and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding advisory vote, the compensation paid to our Named Executive Officers as discussed on pages 16 – 44. While the results of the vote are non-binding and advisory in nature, the Board and the Compensation Committee intend to carefully consider the results of this vote. The current frequency of non-binding advisory votes on executive compensation is an annual vote and we anticipate that the next vote will be at the next Annual Meeting. The language of the resolution is as follows:

                  "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion, is hereby approved."

              The compensation of our executive officers is based on a philosophy and a comprehensive compensation and benefits strategy developed by the Compensation Committee designed to reward overall and individual performance that drives long-term success for our shareholders. The committee strives to provide a clear award program that allows us to attract, incentivize and retain seasoned executive talent with significant industry experience required to continue to improve our performance and build long-term shareholder value. In considering their vote, shareholders are urged to read the section of this Proxy Statement entitled "Executive Compensation", including the "Compensation Discussion and Analysis," for a detailed discussion of how our compensation policies and practices implement our compensation philosophy.

Required Vote

              The affirmative vote of the majority of shares of common stock present in person or represented by proxy and entitled to vote on the subject matter is required to approve the compensation paid to our Named Executive Officers. Abstentions will have the effect of a vote "against" this proposal. Broker non-votes will have no effect on the outcome of the vote with respect to this proposal because the shares subject to the broker non-vote will not be entitled to vote on this matter.

Recommendation of our Board of Directors

              OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Section 16(a) of the Securities Exchange Act of 1934 requires CNO's directors and executive officers, and each person who is the beneficial owner of more than 10 percent of any class of CNO's outstanding equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of CNO. Specific due dates for these reports have been established by the SEC, and CNO is required to disclose any failure by such persons to file such reports for fiscal year 2017 by the prescribed dates. Officers, directors and greater than 10 percent beneficial owners are required to furnish CNO with copies of all reports filed with the SEC pursuant to Section 16(a). To CNO's knowledge, based solely on review of the copies of the reports furnished to CNO and written representations that no other reports were required, all filings required pursuant to Section 16(a) of the Securities Exchange Act of 1934 applicable to CNO's officers, directors and greater than 10 percent beneficial owners were timely made by each such person during the year ended December 31, 2017.

 SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

              Any proper proposal which a shareholder wishes to have included in the Board's proxy statement and form of proxy for the 2019 Annual Meeting must be received by CNO by November 29, 2018. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2019 Annual Meeting. In addition to the SEC rules concerning shareholder proposals, the Company's Bylaws establish advance notice procedures with regard to certain matters, including shareholder nominations for directors, to be brought before a meeting of shareholders at which directors are to be elected. In the case of an annual meeting, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. In the case of a special meeting of shareholders at which directors are to be elected, notice of a shareholder nomination must be received by the Secretary of the Company no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. A nomination will not be considered if it does not comply with these notice procedures and the additional requirements set forth in our Bylaws. Please note that these bylaw requirements are separate from the SEC's requirements to have a shareholder nomination or other proposal included in our proxy statement. Any shareholder who wishes to submit a proposal to be acted upon at the 2019 Annual Meeting or who wishes to nominate a candidate for election as director should obtain a copy of these Bylaw provisions and may do so by written request addressed to the Secretary of CNO Financial Group, Inc. at 11825 North Pennsylvania Street, Carmel, Indiana 46032.

ANNUAL REPORT

              Access to CNO's Annual Report for 2017 (which includes its annual report on Form 10-K as filed with the SEC) is being provided with this Proxy Statement to all holders of common stock as of March 12, 2018. The Annual Report is not part of the proxy solicitation material. If you wish to receive an additional copy of the Annual Report for 2017, the Form 10-K, this Proxy Statement or the Notice without charge, please contact CNO Financial Group, Inc. Investor Relations, 11825 North Pennsylvania Street, Carmel, Indiana 46032; or by telephone (317) 817-2893 or email ir@CNOinc.com.

 HOUSEHOLDING OF PROXY MATERIALS

              SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as "householding," provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call (800) 542-1061 or write to: Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York, New York 11717, and include your name, the name of your broker or other nominee, and you account number(s). You can also request prompt delivery of a copy of the Proxy Statement and annual report by contacting CNO Financial Group, Inc. Investor Relations, 11825 North Pennsylvania Street, Carmel, Indiana 46032, (317) 817-2893 or email ir@CNOinc.com.

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

              Net operating income is defined as net income before: (i) net realized investment gains or losses, net of related amortization and taxes; (ii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (iii) fair value changes and amendment related to the agent deferred compensation plan, net of taxes; (iv) loss on reinsurance transaction, net of taxes; (v) changes in the valuation allowance for deferred tax assets and other tax items; and (vi) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company's underlying fundamentals. A reconciliation from net income to net operating income (and related per share amounts) is as follows (dollars in millions):

	Year ended December 31,
	2017	2016
Net income	$175.6	$358.2

Non-operating items:
Net realized investment gains, net of related amortization	(49.3)	(7.6)
Fair value changes in embedded derivative liabilities, net of related amortization	2.5	(9.6)
Fair value changes and amendment related to agent deferred compensation plan	12.2	(3.1)
Loss on reinsurance transaction	—	75.4
Other	8.8	2.0

Non-operating (income) loss before taxes	(25.8)	57.1
Income tax (expense) benefit:
On non-operating (income) loss	(9.0)	20.0
Valuation allowance for deferred tax assets and other tax items	(142.1)	132.8

Net non-operating (income) loss	125.3	(95.7)

Net operating income (a non-GAAP financial measure)	$300.9	$262.5

Per diluted share:
Net income	$1.02	$2.01
Net realized investment gains, net of related amortization and taxes	(.19)	(.03)
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	.01	(.04)
Fair value changes and amendment related to agent deferred compensation plan, net of taxes	.05	(.01)
Loss on reinsurance transaction, net of taxes	—	.27
Valuation allowance for deferred tax assets and other tax items	.83	(.74)
Other	.03	.01

Net operating income (a non-GAAP financial measure)	$1.75	$1.47

              Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised; and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

              A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

	December 31,
	2017	2016
Total shareholders' equity	$4,847.5	$4,486.9

Shares outstanding at period end	166,857,931	173,753,614

Book value per share	$29.05	$25.82

Total shareholders' equity	$4,847.5	$4,486.9
Less accumulated other comprehensive income	(1,212.1)	(622.4)

Adjusted shareholders' equity excluding accumulated other comprehensive income	$3,635.4	$3,864.5

Shares outstanding at period end	166,857,931	173,753,614
Dilutive common stock equivalents related to:
Stock options, restricted stock and performance units	2,796,385	1,721,878

Diluted shares outstanding	169,654,316	175,475,492

Book value per diluted share (a non-GAAP financial measure)	$21.43	$22.02

              The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. A reconciliation of these ratios is as follows (dollars in millions):

	December 31,
	2017	2016
Corporate notes payable	$914.6	$912.9
Total shareholders' equity	4,847.5	4,486.9

Total capital	$5,762.1	$5,399.8

Debt to capital ratio	15.9%	16.9%

Corporate notes payable	$914.6	$912.9
Total shareholders' equity	4,847.5	4,486.9
Less accumulated other comprehensive income	(1,212.1)	(622.4)

Total capital	$4,550.0	$4,777.4

Debt to total capital ratio, excluding accumulated other comprehensive income (a non-GAAP financial measure)	20.1%	19.1%

OTHER MATTERS

              Management knows of no other matters which may be presented at the Annual Meeting. If any other matters should properly come before the meeting or any adjournment or postponement thereof, the persons named in the form of proxy will vote in accordance with their best judgment on such matters.

By Order of the Board of Directors Karl W. Kindig Senior Vice President and Secretary

March 28, 2018

Annex A

CNO FINANCIAL GROUP, INC.
EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.
PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

              1.1  Purpose and Scope.  The purpose of the CNO Financial Group, Inc. Employee Stock Purchase Plan, as it may be amended from time to time, (the "Plan") is to assist employees of CNO Financial Group, Inc., a Delaware corporation, (the "Company") and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code and to help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiaries.

ARTICLE II.
DEFINITIONS

              Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

              2.1 "Agent" means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

              2.2 "Administrator" shall mean the Committee, or such individuals to which authority to administer the Plan has been delegated under Section 7.1 hereof.

              2.3 "Board" shall mean the Board of Directors of the Company.

              2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

              2.5 "Committee" shall mean the Human Resources and Compensation Committee of the Board (or any successor committee), or such other committee as designated by the Board.

              2.6 "Common Stock" shall mean the common stock of the Company, par value $0.01 USD per share.

              2.7 "Company" shall have such meaning as set forth in Section 1.1 hereof.

              2.8 "Designated Subsidiary" shall mean each Subsidiary that has been designated by the Board or Committee from time to time in its sole discretion as eligible to participate in the Plan.

              2.9 "Effective Date" means March 8, 2018, the date the Plan was approved by the Board.

              2.10 "Eligible Employee" shall mean an Employee who, after the granting of the Option would not be deemed for purposes of Section 423(b)(3) of the Code to possess five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. The rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Administrator may exclude from participation in the Plan as an Eligible Employee (x) any Employee that is a "highly compensated employee" of the Company or any Designated Subsidiary (within the meaning of Section 414(q) of the Code), or that is such a "highly compensated employee" (A) with compensation above a specified level, (B) who is an officer and/or (C) is subject to the disclosure requirements of Section 16(a) of the Exchange Act and/or (y) any Employee who is a citizen or resident of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) the grant of the Option is prohibited under the laws of the jurisdiction governing such Employee, or (ii) compliance with the laws of the foreign jurisdiction would cause the Plan or the Option to violate the requirements of Section 423 of the Code and/or (z) any Employee who has been employed by the Company or a Designated Subsidiary for less than a period specified by the Administrator (such period not to exceed two years); provided that any exclusion in clauses (x), (y) and/or (z) shall be applied in an identical manner under each Offering Period commencing after the date of the Administrator's action to all Employees of the Company and all Designated Subsidiaries, in accordance with Treasury Regulation Section 1.423-2(e). An Eligible Employee shall not include Employees whose customary employment is less than twenty-one (21) hours per week or Employees whose customary employment is for not more than five months in a calendar year.

              2.11 "Employee" shall mean any person who renders services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. "Employee" shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period specified in Treasury Regulation Section 1.421-1(h)(2), and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

              2.12 "Enrollment Date" shall mean the first date of each Offering Period.

              2.13 "Exercise Date" shall mean the last Trading Day of each Offering Period, except as provided in Section 5.2 hereof.

              2.14 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              2.15 "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                  (a)  If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (b)  If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (c)  If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

              2.16 "Grant Date" shall mean the first Trading Day of an Offering Period.

              2.17 "New Exercise Date" shall have such meaning as set forth in Section 5.2(b) hereof.

              2.18 "Offering Period" shall mean the six (6)-month period as determined by the Board or the Committee; provided, however, that the duration and timing of Offering Periods may be changed by the Board or Committee, in its sole discretion. In no event may an Offering Period exceed twenty-seven (27) months.

              2.19 "Option" shall mean the right to purchase shares of Common Stock pursuant to the Plan during each Offering Period.

              2.20 "Option Price" shall mean the purchase price of a share of Common Stock hereunder as provided in Section 4.2 hereof.

              2.21 "Parent" means any entity that is a parent corporation of the Company within the meaning of Section 424 of the Code and the Treasury Regulations thereunder.

              2.22 "Participant" shall mean any Eligible Employee who elects to participate in the Plan.

              2.23 "Payday" shall mean the regular and recurring established day for payment of compensation to an Employee of the Company or any Designated Subsidiary.

              2.24 "Plan" shall have such meaning as set forth in Section 1.1 hereof.

              2.25 "Plan Account" shall mean a bookkeeping account established and maintained by the Company in the name of each Participant.

              2.26 "Section 423 Option" shall have such meaning as set forth in Section 3.1(b) hereof.

              2.27 "Subsidiary" shall mean any entity that is a subsidiary corporation of the Company within the meaning of Section 424 of the Code and the Treasury Regulations thereunder. In addition, with respect to any sub-plans adopted under Section 7.1(d) hereof which are designed to be outside the scope of Section 423 of the Code, Subsidiary shall include any corporate or noncorporate entity in which the Company has a direct or indirect equity interest or significant business relationship.

              2.28 "Trading Day" shall mean a day on which the principal securities exchange on which the Common Stock is listed is open for trading or, if the Common Stock is not listed on a securities exchange, shall mean a business day, as determined by the Administrator in good faith.

              2.29 "Withdrawal Election" shall have such meaning as set forth in Section 6.1(a) hereof.

 ARTICLE III.
PARTICIPATION

              3.1  Eligibility.

                  (a)  Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Articles IV and V hereof, and the limitations imposed by Section 423(b) of the Code and the Treasury Regulations thereunder.

                  (b)  No Eligible Employee shall be granted an Option under the Plan which permits the Participant's rights to purchase shares of Common Stock under the Plan, and to purchase stock under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to Section 423 of the Code (any such Option or other option, a "Section 423 Option"), to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the Section 423 Option is granted) for each calendar year in which any Section 423 Option granted to the Participant is outstanding at any time. The limitation under this Section 3.1(b) shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder. No Eligible Employee may purchase in any one Offering Period shares of Common Stock having an aggregate Fair Market Value in excess of $25,000 (determined at the time the Section 423 Option is granted). Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee prior to an Offering Period, the maximum number of shares of Common Stock that may be purchased by each participating employee for such Offering Period shall be 5,000 shares of Common Stock.

              3.2  Election to Participate; Payroll Deductions

                  (a)  Except as provided in Section 3.3 hereof, an Eligible Employee may become a Participant in the Plan only by means of payroll deduction. Each individual who is an Eligible Employee as of an Offering Period's Enrollment Date may elect to participate in such Offering Period and the Plan by delivering to the Company a payroll deduction authorization no later than such period of time prior to the applicable Enrollment Date as determined by the Administrator, in its sole discretion.

                  (b)  Subject to Section 3.1(b) hereof, and unless alternative contribution limits are determined by the Committee prior to any Offering Period, payroll deductions for each Offering Period shall not exceed the lesser of (i) ten percent (10%) of the Participant's base salary (or other base compensation) and bonus during the Offering Period or (ii) $15,000; and may be expressed as a whole number percentage or as a dollar amount. In addition, the Committee may establish for any calendar year a contribution limit per Participant which is less than the annual dollar limit set forth in Section 3.1(b) hereof. Amounts deducted from a Participant's base salary (or other base compensation) and bonus with respect to an Offering Period pursuant to this Section 3.2 shall be deducted each Payday through payroll deduction and credited to the Participant's Plan Account.

                  (c)  Following at least one (1) payroll deduction, a Participant may decrease (to as low as zero) the amount deducted from such Participant's base salary (or other base compensation) or bonus only once during an Offering Period upon ten (10) calendar days' prior written notice to the Company.

                  (d)  Notwithstanding the foregoing, upon the termination of an Offering Period, each Participant in such Offering Period shall automatically participate in the immediately following Offering Period at the same payroll deduction percentage as in effect at the termination of the prior Offering Period, unless such Participant delivers to the Company a different election with respect to the successive Offering Period in accordance with Section 3.1(a) hereof, or unless such Participant becomes ineligible for participation in the Plan.

              3.3  Leave of Absence.  Payroll deductions for shares for which a Participant has an option to purchase may be suspended during any leave of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, or, if the Participant so elects, periodic payments for such shares may continue to be made in cash. If such Participant returns to active service prior to the last day of the Offering Period, the Participant's payroll deductions will be resumed and if said Participant did not make periodic cash payments during the Participant's period of absence, the Participant shall, by written notice to the Company's Human Resources Department within ten (10) days after the Participant's return to active service, but not later than the last day of the Offering Period, elect: (a) to make up any deficiency in the Participant's Plan Account resulting from a suspension of payroll deductions by making an immediate cash payment or through increased payroll deductions; (b) not to make up such deficiency, in which event the number of shares to be purchased by the Participant shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the Participant's Plan Account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or (c) withdraw the amount in the Participant's Plan Account and terminate the Participant's option to purchase. If any Participant fails to deliver the written notice described above within ten (10) days after the Participant's return to active service or by the last day of the Offering Period, whichever is earlier, the Participant shall be deemed to have elected subsection 3.3(b) above.

ARTICLE IV.
PURCHASE OF SHARES

              4.1  Grant of Option.  Each Participant shall be granted an Option with respect to an Offering Period on the applicable Grant Date. Subject to the limitations of Section 3.1(b) hereof, the number of shares of Common Stock subject to a Participant's Option shall be determined by dividing (a) such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's Plan Account on such Exercise Date by (b) the applicable Option Price; provided, however, that the maximum number of shares of Common Stock that may be purchased by a Participant in an Offering Period shall be determined by dividing such Participant's Plan Account on such Exercise Date by eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Grant Date. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a Participant may purchase during such future Offering Periods. Each Option shall expire on the Exercise Date for the applicable Offering Period immediately after the automatic exercise of the Option in accordance with Section 4.3 hereof, unless such Option terminates earlier in accordance with Article 6 hereof.

              4.2  Option Price.  The "Option Price" per share of Common Stock to be paid by a Participant upon exercise of the Participant's Option on the applicable Exercise Date for an Offering Period shall be equal to eight-five percent (85%) (or such greater percentage as may be determined by the Committee prior to the commencement of any Offering Period) of the lesser of (i) the Fair Market Value of a share of Common Stock on the applicable Exercise Date or (ii) the Fair Market Value of a share of Common Stock on the Grant Date; provided that in no event shall the Option Price per share of Common Stock be less than the par value per share of the Common Stock and provided further that the Committee may determine prior to an Offering Period to calculate the Option Price for such Offering Period solely by reference to the Fair Market Value of a share of Common Stock on the applicable Exercise Date or Grant Date, or based on the greater of such values (rather than the lesser of such values).

              4.3  Purchase of Shares.

                  (a)  Subject to the limitation contained in Section 4.1 hereof, on the applicable Exercise Date for an Offering Period, each Participant shall automatically and without any action on such Participant's part be deemed to have exercised his or her Option to purchase at the applicable per share Option Price the largest number of whole shares of Common Stock which can be purchased with the amount in the Participant's Plan Account. No fractional shares shall be issued upon the exercise of rights granted under this Plan. Any balance that is remaining in the Participant's Plan Account (after exercise of such

    Participant's Option) as of the Exercise Date shall be returned to the Participant in one lump sum in cash within thirty (30) days after such Exercise Date, without any interest thereon.

                  (b)  As soon as practicable following the applicable Exercise Date, the number of shares of Common Stock purchased by such Participant pursuant to Section 4.3(a) hereof shall be delivered (either in share certificate or book entry form), in the Company's sole discretion, to either (i) the Participant or (ii) an account established in the Participant's name at a stock brokerage or other financial services firm designated by the Company. If the Company is required to obtain from any commission or agency authority to issue any such shares of Common Stock, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to refund to the Participant such Participant's Plan Account balance, without interest thereon.

              4.4  Transferability of Rights.  An Option granted under the Plan shall not be transferable, other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. No option or interest or right to the Option shall be available to pay off any debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the option shall have no effect.

ARTICLE V.
PROVISIONS RELATING TO COMMON STOCK

              5.1  Common Stock Reserved.  Subject to adjustment as provided in Section 5.2 hereof, the number of shares of Common Stock that shall be made available for sale under the Plan shall be 1,600,000 shares of Common Stock. Shares of Common Stock made available for sale under the Plan may be authorized but unissued shares, treasury shares of Common Stock, or reacquired shares reserved for issuance under the Plan.

              5.2  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

                  (a)  Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under Option, as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b)  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the

    Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof.

                  (c)  Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, any Offering Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof.

              5.3  Insufficient Shares.  If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which Options are to be exercised may exceed the number of shares of Common Stock remaining available for sale under the Plan on such Exercise Date, the Administrator shall make a pro rata allocation of the shares of Common Stock available for issuance on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Common Stock on such Exercise Date, and unless additional shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 7.5 hereof. If an Offering Period is so terminated, then the balance of the amount credited to the Participant's Plan Account which has not been applied to the purchase of shares of Common Stock shall be paid to such Participant in one lump sum in cash within thirty (30) days after such Exercise Date, without any interest thereon.

              5.4  Rights as Stockholders.  With respect to shares of Common Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, shares of Common Stock have been deposited in the designated brokerage account following exercise of his or her Option.

ARTICLE VI.
TERMINATION OF PARTICIPATION

              6.1  Cessation of Contributions; Voluntary Withdrawal.

                  (a)  A Participant may cease payroll deductions during an Offering Period and elect to withdraw from the Plan by delivering written notice of such election to the Company in such form and at such time prior to the Exercise Date for such Offering Period as may be established by the Administrator (a "Withdrawal Election"). A Participant electing to withdraw from the Plan may elect to withdraw all of the funds then credited to the Participant's Plan Account as of the date on which the Withdrawal Election is received by the Company, in which case amounts credited to such Plan Account shall be returned to the Participant in one (1) lump-sum payment in cash within thirty (30) days after such election is received by the Company, without any interest thereon, and the Participant shall cease to participate in the Plan and the Participant's Option for such Offering Period shall terminate. Upon receipt of a Withdrawal Election, the Participant's payroll deduction authorization and his or her Option to purchase under the Plan shall terminate.

                  (b)  A participant's withdrawal from the Plan shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

                   (c)  A Participant who ceases contributions to the Plan during any Offering Period shall not be permitted to resume contributions to the Plan during that Offering Period.

              6.2  Termination of Eligibility.  Upon a Participant's ceasing to be an Eligible Employee, for any reason, such Participant's Option for the applicable Offering Period shall automatically terminate, he or she shall be deemed to have elected to withdraw from the Plan, and amounts credited to the Participant's Plan Account shall be paid in cash to such Participant or, in the case of his or her death, to the person or persons entitled thereto pursuant to applicable law, within thirty (30) days after such cessation of being an Eligible Employee, without any interest thereon.

ARTICLE VII.
GENERAL PROVISIONS

              7.1  Administration.

                  (a)  The Plan shall be administered by the Committee, which shall be composed of members of the Board. The Committee may delegate administrative tasks under the Plan to the services of an Agent and/or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

                  (b)  It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                      (i)  To establish Offering Periods;

                      (ii)  To determine when and how Options shall be granted and the provisions and terms of each Offering Period (which need not be identical);

                      (iii)  To select Designated Subsidiaries in accordance with Section 7.2 hereof; and

                      (iv)  To construe and interpret the Plan, the terms of any Offering Period and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, any Offering Period or any Option, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effect, subject to Section 423 of the Code and the Treasury Regulations thereunder.

                  (c)  The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

                  (d)  The Administrator may adopt sub-plans applicable to particular Designated Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 5.1 hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

                  (e)  All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination, or interpretation.

              7.2  Designation of Subsidiary Corporations.  The Administrator, Board or Committee shall designate from among the Subsidiaries, as determined from time to time, the Subsidiary or Subsidiaries that shall constitute Designated Subsidiaries. The Administrator, Board or Committee may designate a Subsidiary, or terminate the designation of a Subsidiary, without the approval of the stockholders of the Company.

              7.3  Reports.  Individual accounts shall be maintained for each Participant in the Plan. Statements of Plan Accounts shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Option Price, the number of shares purchased and the remaining cash balance, if any.

              7.4  No Right to Employment.  Nothing in the Plan shall be construed to give any person (including any Participant) the right to remain in the employ of the Company, a Parent or a Subsidiary or to affect the right of the Company, any Parent or any Subsidiary to terminate the employment of any person (including any Participant) at any time, with or without cause, which right is expressly reserved.

              7.5  Amendment and Termination of the Plan.

                  (a)  The Board may, in its sole discretion, amend, suspend or terminate the Plan at any time and from time to time; provided, however, that without approval of the Company's stockholders given within twelve (12) months before or after action by the Board, the Plan may not be amended to increase the maximum number of shares of Common Stock subject to the Plan or change the designation or class of Eligible Employees.

                  (b)  In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, to the extent permitted under Section 423 of the Code, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                      (i)  altering the Option Price for any Offering Period including an Offering Period underway at the time of the change in Option Price;

                      (ii)  shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

                      (iii)  allocating shares of Common Stock.

              Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

                  (c)  Upon termination of the Plan, the balance in each Participant's Plan Account shall be refunded as soon as practicable after such termination, without any interest thereon.

              7.6  Use of Funds; No Interest Paid.  All funds received by the Company by reason of purchase of Common Stock under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest shall be paid to any Participant or credited under the Plan.

              7.7  Term; Approval by Stockholders.  No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further that if such approval has not been obtained by the end of said twelve (12)-month period, all Options previously granted under the Plan shall thereupon terminate and be canceled and become null and void without being exercised.

              7.8  Effect Upon Other Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company, any Parent or any Subsidiary (a) to establish any other forms of incentives or compensation for Employees of the Company or any Parent or any Subsidiary, or (b) to grant or assume Options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

              7.9  Conformity to Securities Laws.  Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

              7.10  Notice of Disposition of Shares.  Each Participant shall give the Company prompt notice of any disposition or other transfer of any shares of Common Stock, acquired pursuant to the exercise of an Option, if such disposition or transfer is made (a) within two (2) years after the applicable Grant Date or (b) within one (1) year after the transfer of such shares of Common Stock to such Participant upon exercise of such Option. The Company may direct that any certificates evidencing shares acquired pursuant to the Plan refer to such requirement.

              7.11  Tax Withholding.  The Company or any Parent or any Subsidiary shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of shares of Common Stock under the Plan or any sale of such shares.

              7.12  Governing Law.  The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of Delaware.

              7.13  Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

              7.14  Conditions to Issuance of Shares.

                  (a)  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise of an Option by a Participant, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares of Common Stock is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any securities exchange or automated quotation system on which the shares of Common Stock are listed or traded, and the shares of Common Stock are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

                  (b)  All certificates for shares of Common Stock delivered pursuant to the Plan and all shares of Common Stock issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted, or traded. The Committee may place legends on any certificate or book entry evidencing shares of Common Stock to reference restrictions applicable to the shares of Common Stock.

                  (c)  The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Option, including a window-period limitation, as may be imposed in the sole discretion of the Committee.

                  (d)  Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company may, in lieu of delivering to any Participant certificates evidencing shares of Common Stock issued in connection with any Option, record the issuance of shares of Common Stock in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

              7.15  Equal Rights and Privileges.  Except with respect to sub-plans designed to be outside the scope of Section 423 of the Code, all Eligible Employees of the Company (or of any Designated Subsidiary) shall have equal rights and privileges under this Plan to the extent required under Section 423 of the Code or the regulations promulgated thereunder so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code or the Treasury Regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 of the Code or the Treasury Regulations thereunder shall, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code or the Treasury Regulations thereunder.

              7.16  Holding Period Requirement for Shares.  Unless otherwise determined by the Committee prior to the commencement of any Offering Period, shares of Common Stock purchased under the Plan shall not be transferable by a Participant until the first anniversary of the Exercise Date upon which such shares were purchased by the Participant.

Annex B

THIRD AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT

 CNO FINANCIAL GROUP, INC.
and
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
as Rights Agent

 Dated as of October 3, 2017; effective as of November 13, 2017

B-i

INDEX OF DEFINED TERMS

Page
Acquiring Person	B-2
Affiliate	B-2
Approved Acquisition	B-2
Associate	B-2
Authorized Officer	B-27
Beneficial Owner	B-2
Beneficial Ownership	B-2
Beneficially Own	B-2
Book Entry	B-2
Business Day	B-3
Close of Business	B-3
Code	B-3
Common Stock	B-3
Common Stock Equivalents	B-13
Company	B-1
Company 382 Securities	B-3
Current Value	B-13
Distribution Date	B-5
Equivalent Preferred Shares	B-14
Exchange Act	B-3
Exchange Ratio	B-30
Exempted Person	B-3
Exemption Request	B-33
Expiration Date	B-9
Final Expiration Date	B-3
First A&R Rights Agreement	B-1
Grandfathered Person	B-4
Invalidation Time	B-12
NOLs	B-1

Page
NYSE	B-4
Original Rights Agreement	B-1
Person	B-4
Preferred Stock	B-4
Principal Party	B-20
Purchase Price	B-9
Record Date	B-1
Redemption Date	B-9
Redemption Price	B-29
Requesting Person	B-33
Right	B-1
Right Certificate	B-6
Rights Agent	B-1
Rights Agreement	B-1
Section 11(a)(ii) Trigger Date	B-14
Section 382	B-4
Securities Act	B-4
Security	B-15
Spread	B-13
Stock Acquisition Date	B-4
Subsidiary	B-4
Substitution Period	B-14
Summary of Rights	B-6
Tax Benefits	B-5
Threshold Holder	B-5
Trading Day	B-16
Treasury Regulations	B-5
Trust	B-31
Trust Agreement	B-30

B-ii

THIRD AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT

              This Third Amended and Restated Section 382 Rights Agreement, dated as of October 3, 2017 (as amended, supplemented or otherwise modified from time to time, the "Rights Agreement") between CNO Financial Group, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, LLC, as rights agent (the "Rights Agent"), amends and restates effective as of November 13, 2017 that certain Second Amended and Restated Section 382 Rights Agreement, dated as of November 13, 2014 (the "Second A&R Rights Agreement") between the Company and the Rights Agent, which amended and restated that certain Amended and Restated Section 382 Rights Agreement, dated as of December 6, 2011 (the "First A&R Rights Agreement"), which amended and restated that certain Section 382 Rights Agreement, dated as of January 20, 2009 (the "Original Rights Agreement") between the Company and the Rights Agent.

              WHEREAS, (a) the Company and certain of its Subsidiaries (as defined below) have generated net operating losses for United States federal income tax purposes ("NOLs"); (b) such NOLs may potentially provide valuable Tax Benefits (as defined below) to the Company; (c) the Company desires to avoid an "ownership change" within the meaning of Section 382 (as defined below), and thereby preserve the ability to utilize such Tax Benefits; and (d) in furtherance of such objective, the Company entered into the Original Rights Agreement, the First A&R Rights Agreement and the Second A&R Rights Agreement;

              WHEREAS, in connection with the adoption of the Original Rights Agreement, the Board of Directors of the Company on January 20, 2009 authorized and declared a dividend of one preferred share purchase right (a "Right") for each share of Common Stock (as defined below) of the Company outstanding as of the Close of Business (as defined below) on January 30, 2009 (the "Record Date"), each Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as defined below), upon the terms and subject to the conditions set forth in the Original Rights Agreement, and the Board of Directors further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;

              WHEREAS, the Board of Directors has determined it is in the best interests of the Company and its stockholders to extend the term of the Second A&R Rights Agreement and to amend certain other provisions therein; and WHEREAS, pursuant to Section 27 of the Second A&R Rights Agreement, the Board of Directors has authorized and approved the amendment and restatement of the Second A&R Rights Agreement, and an appropriate officer of the Company has delivered a certificate to the Rights Agent in accordance with Section 27 of the Second A&R Rights Agreement.

              NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree effective as of November 13, 2017 as follows:

              Section 1.  Certain Definitions.  For purposes of this Rights Agreement, the following terms have the meaning indicated:

                  (a)  "Acquiring Person" shall mean any Person (as defined below) who is or shall have become a Threshold Holder (as defined below), whether or not such Person continues to be a Threshold Holder, but shall not include (i) an Exempted Person (as defined below), or (ii) any Grandfathered Person (as defined below); provided, however, that a Person will not be deemed to have become an Acquiring Person solely as a result of (x) a reduction in the number of shares of Common Stock or any other class of Company 382 Securities outstanding, (y) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, or (z) any unilateral grant of any security by the Company, unless and until such time as such Person thereafter acquires beneficial ownership of any additional shares of Common Stock or additional shares of any class of Company 382 Securities (other than Common Stock), as applicable. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, determine that any Person shall not be deemed to be an "Acquiring Person" for any purposes of this Rights Agreement.

                  (b)  "Affiliate" and "Associate" shall mean, with respect to any Person, any other Person whose common stock would be deemed to be (i) constructively owned by such first Person, or (ii) otherwise aggregated with the shares owned by such first Person (other than aggregation solely by reason of such shares being part of the same "public group" as defined under Treasury Regulation Section 1.382-2T(f)(13), in each case pursuant to the provisions of Section 382, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder.

                  (c)  "Approved Acquisition" shall mean (i) any acquisition of Company 382 Securities that would cause a Person to qualify as a Threshold Holder and that is approved in advance by the Board of Directors, or (ii) a conversion (or other exchange) of Company 382 Securities for other Company 382 Securities where such conversion (or other exchange) does not increase the Beneficial Ownership in the Company by any Person for purposes of Section 382.

                  (d)  Except as may expressly be set forth elsewhere herein, a Person shall be deemed the "Beneficial Owner" of, shall be deemed to have "Beneficial Ownership" of and shall be deemed to "Beneficially Own" any securities which such Person: (i) directly owns, or (ii) would be deemed to own constructively pursuant to Section 382 and the Treasury Regulations promulgated thereunder (including as a result of the deemed exercise of an "option" pursuant to Treasury Regulation Section 1.382-4(d) and including, without duplication, Company 382 Securities, as applicable, owned by any Affiliate or Associate of such Person); provided, that, a Person shall not be treated as "Beneficially Owning" Company 382 Securities pursuant to clause (i) above to the extent that such Person is acting solely in a fiduciary capacity in respect of such Company 382 Securities and does not have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Company 382 Securities.

                  (e)  "Book Entry" shall mean an uncertificated book entry for the shares of Common Stock.

                  (f)  "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Indiana, or the State in which the principal office of the Rights Agent is located, are authorized or obligated by law or executive order to close.

                  (g)  "Close of Business" on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.

                  (h)  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any comparable successor statute.

                  (i)  "Common Stock" when used with reference to the Company shall mean the common stock, par value $0.01 per share, of the Company. "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock (or, in the case of an entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

                  (j)  "Company 382 Securities" shall mean the Common Stock of the Company and any other interest that would be treated as "stock" of the Company for purposes of Section 382 (including pursuant to Treasury Regulation Section 1.382-2T(f)(18)).

                  (k)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (l)  "Exempted Person" shall mean (i) the Company, (ii) any Subsidiary (as defined below) of the Company, (in the case of subclauses (i) and (ii) including, without limitation, in its fiduciary capacity), (iii) any employee benefit plan or compensation arrangement of the Company or of any Subsidiary of the Company, (iv) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Company 382 Securities to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or for the purpose of funding any such employee benefit plan or compensation arrangement, (v) any Person (together with its Affiliates and Associates) whose status as a Threshold Holder will, in the sole judgment of the Board of Directors, not jeopardize or endanger the availability to the Company of its NOL carryforwards to be used to offset its taxable income in such year or future years (but in the case of any Person determined by the Board of Directors to be an Exempted Person pursuant to this subparagraph (l)(v) only for so long as such Person's status as a Threshold Holder continues not to jeopardize or endanger the availability of such NOL carryforwards, as determined by the Board of Directors in its good faith discretion), or (vi) any Person who or which would qualify as a Threshold Holder as a result of an Approved Acquisition and, to the extent approved by the Board of Directors, any Person who or which acquires Company 382 Securities from any such Person.

                  (m)  "Final Expiration Date" shall mean the earliest to occur of (i) the Close of Business on November 13, 2020, (ii) the Close of Business on October 3, 2018 if stockholder approval of this Rights Agreement has not been received by or on such date, (iii) the adjournment of the first annual meeting of the stockholders of the Company following November 13, 2017 if stockholder approval of this Rights Agreement has not been received prior to such time, (iv) the repeal of Section 382 or any successor statute if the Board of Directors determines that this Rights Agreement is no longer necessary for the preservation of Tax Benefits or (v) the beginning of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward.

                  (n)  "Grandfathered Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, was on November 13, 2017, the Beneficial Owner of 4.99% or more of the Company 382 Securities outstanding on such date, unless and until such time as such Person after the date of this Rights Agreement acquires beneficial ownership of additional shares or other interests in Company 382 Securities representing more than 1% of the Company 382 Securities then outstanding. Any Grandfathered Person who, together with all of its Affiliates and Associates, subsequently becomes the Beneficial Owner of less than 4.99% of the Company 382 Securities shall cease to be a Grandfathered Person.

                  (o)  "NYSE" shall mean the New York Stock Exchange, Inc.

                  (p)  "Person" shall mean any individual, firm, corporation, business trust, joint stock company, partnership, trust association, limited liability company, limited partnership, or other entity, or any group of Persons making a "coordinated acquisition" of Company 382 Securities or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i), or otherwise and shall include any successor (by merger or otherwise) of any such entity.

                  (q)  "Preferred Stock" shall mean the Series D Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Rights Agreement as Exhibit A and, to the extent that there is a not sufficient number of shares of the Series D Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series D Junior Participating Preferred Stock.

                  (r)  "Section 382" shall mean Section 382 of the Code, or any comparable successor provision.

                  (s)  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (t)  "Stock Acquisition Date" shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to Section 13(d), Section 13(f) or Section 13(g) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person, or such earlier date as a majority of the Board of Directors becomes aware of the existence of an Acquiring Person.

                  (u)  "Subsidiary" of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

                  (v)  "Tax Benefits" shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

                  (w)  "Threshold Holder" shall mean any Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 4.99% or more of the shares of Common Stock or any other class of Company 382 Securities then outstanding.

                  (x)  "Treasury Regulations" shall mean any income tax regulations promulgated under the Code, including any amendments thereto.

              Any determination required by the definitions in this Rights Agreement shall be made by the Board of Directors in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of Rights.

              Section 2.  Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable upon 10 days' prior notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of any such co-Rights Agent.

              Section 3.  Issuance of Right Certificates.  (a) Until the Close of Business on the earlier of (i) the tenth Business Day after the Stock Acquisition Date (or, if the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempted Person) of, or of the first public announcement of the intention of such Person (other than an Exempted Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempted Person) becoming an Acquiring Person (irrespective of whether any shares are actually purchased pursuant to any such offer) (including, in the case of both clause (i) and (ii), any such date which is after the date of this Rights Agreement and prior to the issuance of the Rights) (the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates representing the Common Stock registered in the names of the holders thereof (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates (as defined below), and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 or 13 hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof), so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

              (b)  In connection with the adoption of the Original Rights Agreement, the Company sent a copy of a Summary of Rights to Purchase Shares of Preferred Stock (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Stock and holder of Book Entry shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company as the address at which such holder has consented to receive notice. With respect to shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights associated with such shares will be evidenced by the share certificate for such shares of Common Stock registered in the names of the holders thereof or the Book Entry shares, in each case together with the Summary of Rights, in substantially the form of Exhibit C hereto. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry shares outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or Book Entry shares.

              (c)  Rights shall be issued in respect of all shares of Common Stock issued or disposed of (including, without limitation, upon disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock (including, without limitation, upon transfer of outstanding Common Stock, disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend substantially to the effect of the following:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Third Amended and Restated Section 382 Rights Agreement between CNO Financial Group, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of October 3, 2017 as the same may be amended, supplemented or otherwise modified from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of CNO Financial Group, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. CNO Financial Group, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date, the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

              Notwithstanding this Section 3(c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

              Section 4.  Form of Right Certificates.  The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the NYSE or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Rights Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

              Section 5.  Countersignature and Registration.  (a) The Right Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the President, any of the Vice Presidents or the Treasurer of the Company, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.

              (b)  Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

              Section 6.  Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.  (a) Subject to the provisions of this Rights Agreement, at any time after the Close of Business on the Distribution Date, and prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following such time, other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent, subject to the provisions of this Rights Agreement, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

              (b)  Subject to the provisions of this Rights Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

              Section 7.  Exercise of Rights, Purchase Price; Expiration Date of Rights.  (a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the "Expiration Date") that is the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date") or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

              (b)  The purchase price (the "Purchase Price") shall be initially $90.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

              (c)  Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the number of shares of Preferred Stock to be purchased and an amount equal to any applicable transfer tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in lawful money of the United States of America, in cash or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) either (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the total number of shares of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests), or (B) if the Company shall have elected to deposit the Preferred Stock with a depositary agent under a depositary arrangement, requisition from the depositary agent appointed by the Company depositary receipts representing interests in the number of one one-thousandths of a share of Preferred Stock as are to be purchased, in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent (and the Company hereby directs any such depositary agent to comply with all such requests), (ii) when necessary to comply with this Rights Agreement (or otherwise when appropriate, as determined by the Company with notice to the Rights Agent) requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Rights Agreement (or otherwise when appropriate, as determined by the Company with notice to the Rights Agent), after receipt of the cash requisitioned from the Company, promptly deliver such cash, if any, to or upon the order of the registered holder of such Right Certificate.

              (d)  Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his, her or its duly authorized assigns, subject to the provisions of Section 14 hereof.

              (e)  Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (for the purposes of this Section 7(e), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act), former Beneficial Owner and/or Affiliates or Associates (for purposes of this Section 7(e), as such terms are respectively defined for purposes of Rule 12b-2 of the General Rules and Regulations under the Exchange Act) thereof as the Company shall reasonably request.

              Section 8.  Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

              Section 9.  Availability of Shares of Preferred Stock.  (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

              (b)  So long as the shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and/or other securities) issuable upon the exercise of Rights may be listed or admitted to trading on the NYSE or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NYSE or listed on any other national securities exchange or quotation system upon official notice of issuance upon such exercise.

              (c)  From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and/or other securities) under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Rights Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

              (d)  The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

              (e)  The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock or other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock or other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax or charge is due.

              Section 10.  Preferred Stock Record Date.  Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

              Section 11.  Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.  The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                  (a)  (i) In the event the Company shall at any time after the date of this Rights Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

                      (ii)  Subject to Section 24 of this Rights Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Rights Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one one-thousandths of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the then-current per share market price of the Company's Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with this Section 11. Notwithstanding anything in this Rights Agreement to the contrary, however, from and after the time (the "Invalidation Time") when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Invalidation Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Invalidation Time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (II) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Rights Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Invalidation Time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).

                      (iii)  The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (y) the then-current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the "Spread"), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within 30 days following the date that the Acquiring Person became such (the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If within the 30 day period referred to above the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, such 30 day period may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such 30 day period, as it may be extended, is hereinafter called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution

        Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the per share value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any Common Stock Equivalent shall be deemed to equal the current per share market price of the Common Stock on such date. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).

                  (b)  In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock ("Equivalent Preferred Shares")) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c)  In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the

    Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

                  (d)  (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (w) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, (x) if the Security is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, (y) if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the system then in use, or, (z) if on any such date the Security is not so quoted or reported, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

                      (ii)  For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock, as determined pursuant to Section 11(d)(i), multiplied by one thousand (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after November 13, 2017). If neither the Common Stock nor the Preferred Stock is publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

                   (e)  No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date. If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

                   (f)  All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                   (g)  Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest ten-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                   (h)  The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of shares of Preferred Stock for which a Right may be exercised made pursuant to Sections 11(a)(i), 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

                   (i)  Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

                   (j)  Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

                   (k)  In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                   (l)  Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance (wholly for cash) of any shares of Preferred Stock at less than the current market price, issuance (wholly for cash) of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

                   (m)  Notwithstanding anything in this Rights Agreement to the contrary, in the event that at any time after the date of this Rights Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

                   (n)  The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

              Section 12.  Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof (if so required under Section 25 hereof). Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate. Any adjustment to be made pursuant to Sections 11 or 13 hereof shall be effective as of the date of the event giving rise to such adjustment.

              Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning Power.  (a) In the event, directly or indirectly, at any time after any Person has become an Acquiring Person, (i) the Company shall merge with and into any other Person (other than one or more of its wholly-owned Subsidiaries), (ii) any Person (other than one or more of its wholly-owned Subsidiaries) shall consolidate with the Company, or any Person (other than one or more of its wholly-owned Subsidiaries) shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating to 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly-owned Subsidiaries), then, and in each such case, proper provision shall be made so that:

                  (A)  each holder of record of a Right (other than Rights which have become void pursuant to Section 11(a)(ii)) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then-current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable (whether or not such Right was then exercisable) immediately prior to the time that any Person first became an Acquiring Person (each as subsequently adjusted thereafter pursuant to Sections 11(a)(i), 11(b), 11(c), 11(f), 11(h), 11(i) and 11(m)), in accordance with the terms of this Rights Agreement and in lieu of Preferred Stock, such number of validly issued, fully paid and non-assessable and freely tradeable shares of Common Stock of the Principal Party (as defined below) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the time that any Person first became an Acquiring Person (as subsequently adjusted thereafter pursuant to Sections 11(a)(i), 11(b), 11(c), 11(f), 11(h), 11(i) and 11(m)) and (2) dividing that product by 50% of the then-current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d)(i) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, that the Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in Section 11(f) of this Rights Agreement to reflect any events occurring in respect of such Principal Party after the date of such consolidation, merger, sale or transfer;

                  (B)  such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement;

                  (C)  the term "Company" as used herein shall thereafter be deemed to refer to such Principal Party; and

                  (D)  such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of its Common Stock) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided, that upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

              (b)  "Principal Party" shall mean:

                           (i)  in the case of any transaction described in clauses (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

                          (ii)  in the case of any transaction described in clause (iii) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, and the Common Stock of all of such Persons have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

              (c)  The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Rights Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

                           (i)  prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;

                          (ii)  use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the NYSE or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be reported by such other system then in use;

                        (iii)  deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

                         (iv)  obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In the event that any of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a).

              (d)  In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then-current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then-current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

              (e)  The Company covenants and agrees that it shall not, at any time after a Person first becomes an Acquiring Person, enter into any transaction of the type contemplated by Sections 13(a)(i)-(iii) hereof if (x) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

              Section 14.  Fractional Rights and Fractional Shares.  (a) The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (w) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, (x) if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, (y) if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, (z) if on any such date the Rights are not so quoted or reported, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

              (b)  The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners (for the purposes of this Section 14(b), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act) of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

              (c)  The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock for which a Right is exercisable shall be deemed to be the closing price of one share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise or exchange.

              (d)  The holder of a Right by the acceptance of the Right expressly waives the right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

              Section 15.  Rights of Action.  All rights of action in respect of this Rights Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on such holder's own behalf and for such holder's own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement.

              Section 16.  Agreement of Right Holders.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                  (i)  prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;

                  (ii)  after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

                  (iii)  the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary; and

                  (iv)  notwithstanding anything in this Rights Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

              Section 17.  Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

              Section 18.  Concerning the Rights Agent.  (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

              (b)  The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Rights Agreement in reliance upon any Right Certificate or certificate representing the Preferred Stock, the Common Stock or any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

              Section 19.  Merger or Consolidation or Change of Name of Rights Agent.  (a) Any corporation or entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or entity succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation or entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of such successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

              (b)  In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

              Section 20.  Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

                  (a)  The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b)  Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, President, any Vice President, the Treasurer or the Secretary of the Company (each, an "Authorized Officer") and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

                  (c)  The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

                  (d)  The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e)  The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

                  (f)  The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

                  (g)  The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the

    Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

                  (h)  The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                  (i)  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided, that reasonable care was exercised in the selection and continued employment thereof.

                  (j)  If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

              Section 21.  Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days' notice in writing mailed to the Company and, in the event that the Rights Agent or one if its affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his, her or its Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (A) a corporation or other entity organized and doing business under the laws of the United States or any State thereof, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate of a corporation or entity described in clause (A) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

              Section 22.  Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold (i) pursuant to the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) pursuant to a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

              Section 23.  Redemption.  (a) The Board of Directors of the Company may, at its option at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then-outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock of the Company after November 13, 2017 (the redemption price hereinafter referred to as the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board of Directors.

              (b)  Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then-outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the validity of the action taken by the Company.

              (c)  In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.

              Section 24.  Exchange.  (a) The Board of Directors of the Company may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then-outstanding Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after November 13, 2017 (such amount per Right being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the "Trust Agreement"). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all of the shares of Common Stock issuable pursuant to the exchange, and all stockholders entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

              (b)  Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange and shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

              (c)  The Company may at its option substitute and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fractions thereof (or Equivalent Preferred Shares as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

              Section 25.  Notice of Certain Events.  (a) In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, reclassification, subdivision, combination, consolidation or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.

              (b)  In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

              (c)  The failure to give notice required by this Section 25 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.

              Section 26.  Notices.  Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

    CNO Financial Group, Inc.
    11825 North Pennsylvania Street
    Carmel, Indiana 46032
    Attn: Chief Financial Officer

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

    American Stock Transfer & Trust Company, LLC
    6201 15th Avenue
    Brooklyn, New York 11219
    Attn: Corporate Trust Department

    with a copy (which shall not constitute notice) to:

    American Stock Transfer & Trust Company, LLC
    6201 15th Avenue
    Brooklyn, New York 11219
    Attn: General Counsel

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

              Section 27.  Supplements and Amendments.  Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Rights Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Rights Agreement to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, that any supplement or amendment that does not amend Section 18, 19, 20 or 21 hereof or this Section 27 in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

              Section 28.  Process to Seek Exemption.  Any Person who desires to effect any acquisition of Company 382 Securities that might, if consummated, result in such Person (together with its Affiliates and Associates) Beneficially Owning 4.99% or more of any class of Company 382 Securities then outstanding (or, in the case of a Grandfathered Person, additional shares of Company 382 Securities in excess of those permitted by the definition of Grandfathered Person) (a "Requesting Person") may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board of Directors grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an "Exempted Person" under subsections (v) or (vi) of Section 1(l) hereof for purposes of this Agreement (an "Exemption Request"). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Company 382 Securities then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Company 382 Securities aggregating 4.99% or more of any class of the then outstanding Company 382 Securities (or, in the case of a Grandfathered Person, additional shares of Company 382 Securities in excess of those permitted by the definition of Grandfathered Person) and the maximum number and percentage of shares of Company 382 Securities that the Requesting Person proposes to acquire. The Board of Directors shall endeavor to respond to an Exemption Request within 30 Business Days after receipt of such Exemption Request; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an exemption in response to an Exemption Request if the Board of Directors determines in its sole discretion that the acquisition of Beneficial Ownership of Company 382 Securities by the Requesting Person will not jeopardize or endanger the availability to the Company of its NOL carryforwards. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Company 382 Securities in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company's NOLs.

              Section 29.  Successors.  All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

              Section 30.  Benefits of this Rights Agreement.  Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

              Section 31.  Determinations and Actions by the Board of Directors.  The Board of Directors of the Company shall have the exclusive power and authority to administer this Rights Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, without limitation, a determination to redeem or exchange or not redeem or exchange the Rights or to amend or not amend this Rights Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors of the Company in good faith, shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.

              Section 32.  Severability.  If any term, provision, covenant or restriction of this Rights Agreement or applicable to this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Rights Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Rights Agreement would adversely affect the purpose or effect of this Rights Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of Directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board of Directors in accordance with applicable law and the Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.

              Section 33.  Governing Law.  This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

              Section 34.  Counterparts.  This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Rights Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

              Section 35.  Descriptive Headings.  Descriptive headings of the several sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

              Section 36.  Prior Agreement.  This Rights Agreement amends and restates in its entirety the Second A&R Rights Agreement and the terms and provisions of the Second A&R Rights Agreement are superseded hereby.

              IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Rights Agreement to be duly executed and attested, all as of the day and year first above written.

CNO FINANCIAL GROUP, INC.
Attest:	/s/ KARL W. KINDIG	By:	/s/ ERIC M. HELDING

Name:	Karl W. Kindig	Name:	Eric M. Helding
Title:	Senior Vice President and Secretary	Title:	Executive Vice President, Chief Financial Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
Attest:	/s/ JENNIFER DONOVAN	By:	/s/ MICHAEL A. NESPOLI
	Jennifer Donovan	Name: Michael A. Nespoli
	SVP	Title: Executive Director

EXHIBIT A

FORM
OF
CERTIFICATE OF DESIGNATIONS
OF
SERIES D JUNIOR PARTICIPATING PREFERRED STOCK
OF
CNO FINANCIAL GROUP, INC.
(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

              CNO Financial Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Company"), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Company (hereinafter being referred to as the "Board of Directors" or the "Board") as required by Section 151 of the General Corporation Law of the State of Delaware on October 3, 2017:

              RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of the Company's Amended and Restated Certificate of Incorporation, (hereinafter being referred to as the "Certificate of Incorporation"), the Board of Directors hereby creates a series of preferred stock, par value $0.01 per share, of the Company, to be designated the "Series D Junior Participating Preferred Stock" and hereby adopts the resolution establishing the designations, number of shares, preferences, voting powers and other rights, and the restrictions and limitations thereof, of the shares of such series as set forth below:

              Section 1.  Designation and Amount.  The shares of such series shall be designated as "Series D Junior Participating Preferred Stock" (the "Series D Preferred Stock") and the number of shares constituting the Series D Preferred Stock shall be 2,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series D Preferred Stock.

              Section 2.  Dividends and Distributions.

                  (A)  Subject to the rights of the holders of any shares of any series of Preferred Stock of the Company (the "Preferred Stock") (or any similar stock) ranking prior and superior to the Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") and of any other stock of the Company ranking junior to the Series D Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July, and October in each year (each such date being referred to herein as a "Dividend Payment Date"), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock (the "Issue Date"), in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Preferred Stock. In the event the Company shall at any time after the Issue Date declare and pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B)  The Company shall declare a dividend or distribution on the Series D Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of $1 per share on the Series D Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Dividend Payment Date.

                  (C)  Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series D Preferred Stock from the Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Preferred Stock entitled to receive a quarterly dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

              Section 3.  Voting Rights.  The holders of shares of Series D Preferred Stock shall have the following voting rights:

                  (A)  Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Series D Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters upon which the holders of the Common Stock of the Company are entitled to vote. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B)  Except as otherwise provided herein, in the Certificate of Incorporation or in any other certificate of designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series D Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

                  (C)  Except as set forth herein, or as otherwise provided by law, holders of Series D Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                  (D)  If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series D Preferred Stock are in default, the number of directors constituting the Board of Directors of the Company shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Company, the holders of record of the Series D Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series D Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Series D Preferred Stock being entitled to cast a number of votes per share of Series D Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at anytime, without cause, only by the affirmative vote of the holders of the shares of Series D Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series D Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series D Preferred Stock in this Section 3.

              Section 4.  Certain Restrictions.

                  (A)  Whenever quarterly dividends or other dividends or distributions payable on the Series D Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not earned or declared, on shares of Series D Preferred Stock outstanding shall have been paid in full, the Company shall not:

                      (i)  declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock;

                      (ii)  declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                      (iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series D Preferred Stock or rights, warrants or options to acquire such junior stock; or

                      (iv)  redeem or purchase or otherwise acquire for consideration any shares of Series D Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (B)  The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

              Section 5.  Reacquired Shares.  Any shares of Series D Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

              Section 6.  Liquidation, Dissolution or Winding Up.  Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (A) to the holders of the Common Stock or of shares of any other stock of the Company ranking junior, upon liquidation, dissolution or winding up, to the Series D Preferred Stock unless, prior thereto, the holders of shares of Series D Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not earned or declared, to the date of such payment, provided that the holders of shares of Series D Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (B) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series D Preferred Stock, except distributions made ratably on the Series D Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series D liquidation preference and the liquidation preferences of all other classes and series of stock of the Company, if any, that rank on a parity with the Series D Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series D Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

              Neither the merger or consolidation of the Company into or with another entity nor the merger or consolidation of any other entity into or with the Company (nor the sale of all or substantially all of the assets of the Company) shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 6.

              Section 7.  Consolidation, Merger, etc.  In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted, exchanged or converted. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series D Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

              Section 8.  No Redemption.  The shares of Series D Preferred Stock shall not be redeemable from any holder.

              Section 9.  Rank.  The Series D Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Company, junior to all other series of Preferred Stock and senior to the Common Stock.

              Section 10.  Amendment.  If any proposed amendment to the Certificate of Incorporation (including this Certificate of Designations) would alter, change or repeal any of the preferences, powers or special rights given to the Series D Preferred Stock so as to affect the Series D Preferred Stock adversely, then the holders of the Series D Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series D Preferred Stock, voting separately as a class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the General Corporation Law of the State of Delaware.

              Section 11.  Fractional Shares.  Series D Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series D Preferred Stock.

              IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Company by its                                      and attested by its Secretary this 3rd day of October, 2017.

By:
Name:
Title:
Attest:
Secretary

EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No. R-	Rights

    NOT EXERCISABLE AFTER NOVEMBER 13, 2020, OR SUCH EARLIER DATE AS PROVIDED BY THE RIGHTS AGREEMENT OR IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

CNO FINANCIAL GROUP, INC.

              This certifies that [                        ] or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Third Amended and Restated Section 382 Rights Agreement, dated as of October 3, 2017, as the same may be amended from time to time (the "Rights Agreement"), between CNO Financial Group, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, LLC, as rights agent (the "Rights Agent") unless the Rights evidenced hereby shall have been previously redeemed or exchanged by the Company, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on November 13, 2020, or such earlier date as provided by the Rights Agreement at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series D Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company, at a purchase price of $[    •    ] per one one-thousandth of a share of Preferred Stock (the "Purchase Price") payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.

              The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of November 13, 2017, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number and kind of securities or property which may be purchased upon the exercise of each Right and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

              This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

              This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number and kind of securities or property as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

              Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at its option at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for shares of Preferred Stock or shares of the Company's Common Stock, par value $0.01 per share.

              No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

              No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

              This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

              WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                         ,                     .

ATTEST:	CNO FINANCIAL GROUP, INC.
By:	By:
Countersigned:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:	Authorized Signatory

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

              FOR VALUE RECEIVED                                                     hereby sells, assigns and transfers unto

(Please print name and address of transferee)

Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                              Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:                                     ,

Signature

Signature Guaranteed:

              Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

              The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Right Certificate)

To the Rights Agent:

              The undersigned hereby irrevocably elects to exercise                                      Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

Dated:                                     ,

Signature
(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

              Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

              The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate — continued

NOTICE

              The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

              In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

EXHIBIT C

    UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE SHARES OF PREFERRED STOCK OF CNO
FINANCIAL GROUP, INC.

              On October 3, 2017, CNO Financial Group, Inc. (the "Company") entered into a Third Amended and Restated Section 382 Rights Agreement dated as of October 3, 2017 (as the same may be amended from time to time, the "Rights Agreement") with American Stock Transfer & Trust Company, LLC, as rights agent (the "Rights Agent"). The Rights Agreement shall take effect on November 13, 2017. The Board of Directors of the Company had previously declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share, of the Company (the "Common Stock") that was paid to the stockholders of record as of the close of business on January 30, 2009 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series D Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock") of the Company at a price of $90.00 per one one-thousandth of a share of Preferred Stock (as the same may be adjusted, the "Purchase Price"). The description and terms of the Rights are as set forth in the Rights Agreement.

              The Rights Agreement is intended to help protect the Company's tax net operating loss carryforwards. The Board of Directors may redeem the Rights, as discussed more fully below. The Rights Agreement is intended to act as a deterrent to any person (other than an Exempted Person (as defined below) or any person who has the status of a Threshold Holder (as defined below) on the date of the Rights Agreement so long as such person does not increase its ownership above an additional 1% of Company 382 Securities (as defined below) then outstanding) from becoming or obtaining the right to become, a person who or which, together with all affiliates and associates of such person, is the beneficial owner of 4.99% or more of the shares of Common Stock or any other class of Company 382 Securities then outstanding (each such person, a "Threshold Holder"), without the approval of the Board of Directors.

              Until the close of business on the earlier of (i) the tenth business day after the first date of a public announcement that a person (other than an Exempted Person (as defined below) or Grandfathered Person (as defined below)) or group of affiliated or associated persons (an "Acquiring Person") has become a Threshold Holder or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer, the consummation of which would result in any person (other than an Exempted Person) becoming an Acquiring Person (the earlier of such dates being herein referred to as the "Distribution Date"), the Rights will be evidenced by the shares of Common Stock represented by the certificates for Common Stock or uncertificated book entry shares outstanding as of the Record Date, together with a copy of the summary of rights disseminated in connection with the original dividend of Rights.

              "Approved Acquisition" shall mean (i) any acquisition of Company 382 Securities that would cause a person to qualify as a Threshold Holder and that is approved in advance by the Board of Directors, or (ii) a conversion (or other exchange) of Company 382 Securities for other Company 382 Securities where such conversion (or other exchange) does not increase the beneficial ownership in the Company by any person for purposes of Section 382 of the Internal Revenue Code of 1986, as amended.

              "Company 382 Securities" shall mean the Common Stock of the Company and any other interest that would be treated as "stock" of the Company for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (including pursuant to Treasury Regulation Section 1.382-2T(f)(18)).

              "Exempted Person" shall mean (i) the Company, (ii) any subsidiary of the Company, (in the case of subclauses (i) and (ii) including, without limitation, in its fiduciary capacity), (iii) any employee benefit plan or compensation arrangement of the Company or of any subsidiary of the Company (iv) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Company 382 Securities to the extent organized, appointed or established by the Company or any subsidiary of the Company for or pursuant to the terms of any such plan or for the purpose of funding any such employee benefit plan or compensation arrangement, (v) any person (together with its affiliates and associates) whose status as a Threshold Holder will, in the sole judgment of the Board of Directors, not jeopardize or endanger the availability to the Company of its net operating loss carryforwards to be used to offset its taxable income in such year or future years (but in the case of any person determined by the Board of Directors to be an Exempted Person pursuant to this subparagraph (v) only for so long as such person's status as a Threshold Holder continues not to jeopardize or endanger the availability of such net operating loss carryforwards, as determined by the Board of Directors in its good faith discretion), or (vi) any person who or which would qualify as a Threshold Holder as a result of an Approved Acquisition and, to the extent approved by the Board of Directors, any person who or which acquires Company 382 Securities from any such person.

              "Grandfathered Person" shall mean any person who or which, together with all affiliates and associates of such person, was as of the date of the Rights Agreement, the beneficial owner of 4.99% or more of the Company 382 Securities outstanding on such date, unless and until such time as such person after the date of the Rights Agreement acquires beneficial ownership of additional shares or other interests in Company 382 Securities representing more than 1% of the Company 382 Securities then outstanding. Any Grandfathered Person who, together with all of its affiliates and associates, subsequently becomes the beneficial owner of less than 4.99% of the Company 382 Securities shall cease to be a Grandfathered Person.

              The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or uncertificated book entry shares) outstanding as of the Record Date, even without a notation incorporating the Rights Agreement by reference (or such notice, in the case of uncertificated book entry shares) or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or uncertificated book entry shares, as the case may be. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

              The Rights are not exercisable until the Distribution Date and will expire at the earlier of (i) the close of business on November 13, 2020, (ii) the close of business on October 3, 2018 if shareholder approval of the Rights Agreement has not been received by or on such date, (iii) at the adjournment of the first annual meeting of the stockholders of the Company following November 13, 2017 if stockholder approval of the Rights Agreement has not been received prior to such time, (iv) the repeal of Section 382 or any successor statute if the Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of tax benefits or (v) the beginning of a taxable year of the Company to which the Board of Directors determines that no tax benefits may be carried forward (the "Final Expiration Date"), subject to (x) the extension of the Rights Agreement by the Board of Directors by the amendment of the Rights Agreement or (y) the redemption or exchange of the Rights by the Company, as described below.

              The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

              The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

              Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1 per share and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

              Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

              In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock and/or other securities or property having a market value of two times the Purchase Price.

              In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

              At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock or the occurrence of an event described in the prior paragraph, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company's preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

              With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock or the Common Stock on the last trading day prior to the date of exercise.

              At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Rights Agreement (the "Redemption Price") payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

              For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

              Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

              A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K dated October 3, 2017. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

you can consent to receiving all future proxy statements, proxy cards and annual reports proxy card in hand when you call and then follow the instructions. Mark, sign and date your proxy card and return it in the postage-paid envelope we have John Sample 234567 234567 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees Gary C. Bhojwani For 0 0 0 0 0 0 0 0 0 Against 0 0 0 0 0 0 0 0 0 Abstain 0 0 0 0 0 0 0 0 0 1A The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5: For 0 0 0 Against 0 0 0 Abstain 0 0 0 1B Ellyn L. Brown 2. Approval of the Company's Employee Stock Purchase Plan. Approval of the adoption of the Amended and Restated Section 382 Shareholders Rights Plan. Ratification of the appointment of Pricewaterhouse Coopers LLP as the Company's independent registered public accounting firm for 2018. 1C Stephen N. David 3. 1D Robert C. Greving 4. 1E Mary R. Henderson 0 0 0 1F Charles J. Jacklin 5. Approval, by non-binding advisory vote, of the compensation of the Company's named executive officers. 1G Daniel R. Maurer 1H Neal C. Schneider NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof. 1I Frederick J. Sievert Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000359625_1 R1.0.1.17 SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your VOTE BY MAIL provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, 1234567NY 11717. 1234567 NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 CNO FINANCIAL GROUP, INC. 11825 N PENNSYLVANIA ST CARMEL, IN 46032 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com . CNO FINANCIAL GROUP, INC. Annual Meeting of Shareholders May 9, 2018 8:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Erik M. Helding, Eric R. Johnson and John R. Kline, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all of the shares of Common Stock of CNO FINANCIAL GROUP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 AM, EDT on May 9, 2018, at 11825 N. Pennsylvania St., Carmel, Indiana, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000359625_2 R1.0.1.17